SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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// Preliminary Proxy Statement

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// Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price All-Cap Opportunities Fund, Inc. 002-99122/811-4358

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Appreciation Fund, Inc. 033-05646/811-4519

T. Rowe Price Communications & Technology Fund, Inc. 333-27963/811-07075

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Credit Opportunities Fund, Inc. 333-194114/811-22939

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Equity Income Fund, Inc. 033-00070/811-4400

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Global Multi-Sector Bond Fund, Inc. 333-154155/811-22243

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441

T. Rowe Price Government Money Fund, Inc. 002-54926/811-2603

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Integrated Equity Funds, Inc. 333-26323/811-08203

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. 333-196145/811-22968

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price Multi-Strategy Total Return Fund, Inc. 333-218649/811-23261

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price QM U.S. Bond Index Fund, Inc. 333-45018/811-10093

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215-99

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price Spectrum Funds II, Inc. 033-53675/811-07173

T. Rowe Price State Tax-Free Funds, Inc. 033-06533/811-4521

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price Total Return Fund, Inc. 333-213574/811-23180

T. Rowe Price U.S. Equity Research Fund, Inc. 033-56015/811-07225

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

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Proxy Information May 10, 2023
This proxy material concerns: All mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. (each a “Fund” and together the “T. Rowe Price Funds”)

We cordially invite you to attend a joint special meeting of shareholders (the “Shareholder Meeting”) of T. Rowe Price Funds on Monday, July 24, 2023, at 12:15 p.m. eastern time. The Shareholder Meeting will be conducted as a virtual meeting hosted by means of a live webcast. A complete list of the T. Rowe Price Funds is included in Exhibit 1. The T. Rowe Price Funds’ Boards of Directors (each, a “Board”) has implemented a virtual meeting format to provide our shareholders with a convenient forum for the Shareholder Meeting. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

The following matters will be considered and acted upon at that time:

1. Elect four (4) director-nominees for each Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

You or your proxy holder will be able to attend the meeting online, vote your shares electronically, and submit questions by visiting the portable document format (“PDF”) available at the following url: https://vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf. The PDF will provide a url to attend the Shareholder Meeting. You must register prior to attending the Shareholder Meeting. You must have PDF viewing software, such as Adobe Reader, installed on your computer to view the document and attend the Shareholder Meeting. More detailed instructions are provided in the proxy materials that follow.

You are receiving these combined proxy materials for any Fund(s) you own. We hope that you will be able to attend the Shareholder Meeting and we encourage you to vote by telephone or online using the control number that appears on the enclosed proxy card prior to the Shareholder Meeting. Voting prior to the Shareholder Meeting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

Since the T. Rowe Price Funds’ last joint shareholder meeting in 2018, certain directors have retired or resigned and new directors have been added to replace them. In conjunction with these changes and more long-term succession planning, it has become necessary to seek shareholder approval to elect four directors for each Fund. If all proposed nominees are elected, each Fund’s Board will be composed of at least 75% independent directors and the same independent directors would serve on each Fund’s Board.

If you have questions, please call one of our service representatives at 1-800-541-5910.

Your participation in this vote is extremely important. By voting promptly, you can help the Funds that you own avoid the expense of additional mailings.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Robert W. Sharps
Chief Executive Officer, T. Rowe Price Group, Inc.

Notice of Joint Special Meeting of Shareholders

All mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. (each a “Fund” and together the “T. Rowe Price Funds”)	T. Rowe Price Funds 100 East Pratt Street Baltimore, Maryland 21202 Fran M. Pollack-Matz Secretary
May 10, 2023

A joint special meeting of shareholders (the “Shareholder Meeting”) of the T. Rowe Price Funds will be held virtually on Monday, July 24, 2023, at 12:15 p.m. eastern time, by means of a live webcast. A complete list of the T. Rowe Price Funds is included in Exhibit 1. The following matters will be acted upon at that time:

1. Elect four (4) director-nominees for each Fund; and 2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

You or your proxy holder will be able to attend the meeting online, vote your shares electronically, and submit questions by visiting the portable document format (“PDF”) available at the following url: https://vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf. The PDF will provide a url to attend the Shareholder Meeting. You must register prior to attending the Shareholder Meeting and vote your shares. You must have PDF viewing software, such as Adobe Reader, installed on your computer to view the document and attend the Shareholder Meeting. More detailed instructions are provided in the proxy materials that follow.

If your shares are held through an intermediary (such as a brokerage account or by a bank or other holder of record), you will need to request a legal proxy to vote during the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to AST

Financial (“AST”), the proxy tabulator for the Shareholder Meeting. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. eastern time, on July 19, 2023. You will receive a confirmation of your registration by email that includes the control number necessary to vote during the Shareholder Meeting. Requests for registration should be directed to AST at attendameeting@equiniti.com.

The Shareholder Meeting webcast will begin promptly at 12:15 p.m. eastern time. We encourage you to access the Shareholder Meeting prior to the start time in order to register to attend. For additional information on how you can vote your shares and participate in the virtual Shareholder Meeting, please see the instructions under the heading SUMMARY beginning on page 1 of the enclosed proxy materials that follow. Because the Shareholder Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Only shareholders of record at the close of business on Thursday, April 27, 2023, are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment or postponement thereof.

The Boards of Directors recommend that you vote in favor of each director nominated for election.

FRAN M. POLLACK-MATZ
SECRETARY

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online.

• Read the enclosed proxy materials.

• Go to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.

• Read the enclosed proxy materials.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Read the enclosed proxy materials.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your proxy card must be received prior to the Shareholder Meeting.

4. Attend the virtual Shareholder Meeting.

• Read the enclosed proxy materials.

• Vote your shares electronically during the live Shareholder Meeting webcast by going to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to each Fund and its shareholders of further solicitation. Your vote must be received prior to the conclusion of the Shareholder Meeting.

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Joint Special Meeting of Shareholders
Monday, July 24, 2023

JOINT PROXY STATEMENT

This proxy material relates to all mutual funds and exchange-traded funds (“ETFs”) sponsored and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”). A complete list of the T. Rowe Price Funds is included in Exhibit 1 (each a “Fund,” and together, the “T. Rowe Price Funds,” the “Price Funds,” or the “Funds”). This document provides you with the information you need to vote on the matters coming before the upcoming joint special meeting (the “Shareholder Meeting”) and is furnished in connection with the solicitation of proxies by the T. Rowe Price Funds. If you have any questions, please feel free to call us toll free at 1-800-541-5910. The Notice of Joint Special Meeting of Shareholders, the proxy card, and this joint proxy statement (the “Proxy Statement”) began mailing to shareholders of record on or about May 10, 2023.

How can shareholders access the virtual Shareholder Meeting?

The Shareholder Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:15 p.m. eastern time on Monday, July 24, 2023. You or your proxy holder will be able to attend the meeting online, vote your shares electronically, and submit questions by visiting the portable document format (“PDF”) available at the following url: https://vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf. The PDF will provide a url to attend the Shareholder Meeting. You must register by providing your name and email address prior to attending the Shareholder Meeting. You must have PDF viewing software, such as Adobe Reader, installed on your computer to view the document and attend the Shareholder Meeting.

Because the Shareholder Meeting is completely virtual and will be conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting in person. If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy to vote your shares during the virtual meeting. To do so, you must submit proof of your proxy power (“legal proxy”) reflecting your holdings as of April 27, 2023, along with your name and email address to AST. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. eastern time, on July 19, 2023. You will receive a confirmation of your registration by email that includes the control number necessary to vote during the Shareholder Meeting. Requests for registration should be directed to AST at attendameeting@equiniti.com.

We are pleased to offer our shareholders a completely virtual Shareholder Meeting, which provides worldwide access and communication. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will reserve time at the end of the Shareholder Meeting (prior to the final vote tabulation) to answer as many shareholder-submitted questions as time permits; however, we reserve the right to exclude questions that are not pertinent to Shareholder Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Who is asking for my vote?

The Boards of Directors (each, a “Board” and together, the “Boards”) of the T. Rowe Price Funds request that you vote on each director nominated for election. The votes will be formally counted at the Shareholder Meeting on Monday, July 24, 2023, and if the Shareholder Meeting is adjourned or postponed, on the date of the adjourned or postponed meeting. Fund shareholders may vote electronically at the Shareholder Meeting, and they may also vote prior to the Shareholder Meeting online, by telephone, or by returning a completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy card. Do not mail the proxy card if you are voting online or by telephone.

The Boards, including the Funds’ independent directors, recommend that shareholders vote FOR all the proposed nominees.

Who is eligible to vote?

Shareholders of record at the close of business on Thursday, April 27, 2023, (the “record date”) of each Fund are hereby notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of each Fund they held as of the record date. Shareholders of a Fund are entitled to vote with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with a Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on Monday, March 6, 2023, the Boards, including the independent directors, unanimously approved submitting the following proposals to the shareholders of the Funds to be considered and acted upon:

Proposal	Funds Affected
1. Elect four (4) director-nominees;	All Funds
2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.	All Funds

How can I get more information about the Funds?

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, and statement of additional information are available at no cost by visiting our website at troweprice.com/prospectus; by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

PROPOSAL – ELECTION OF DIRECTORS

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a certain percentage of each Fund’s Board must be elected by shareholders. Due to the retirement or resignation of certain directors over the past few years, it is now necessary for the Funds to hold a shareholder meeting to elect directors. Two of the proposed nominees, Kellye L. Walker and Eric L. Veiel, presently serve as directors on the current Boards. Melody Bianchetto and Mark J. Parrell do not currently serve as directors although each has served on each Board’s Advisory Board since February 24, 2023 and January 1, 2023, respectively. As discussed in further detail below, Advisory Board members serve in a consultative capacity to the Board and, in doing so, participate in Board discussions and review Board materials. None of these proposed nominees have yet been elected by shareholders.

The current directors who have not been nominated for shareholder approval at the upcoming Shareholder Meeting were previously elected by each Fund’s shareholders. Each of the current directors who are not nominated for election at this time will continue to serve on the Boards following the Shareholder Meeting. Each Board will be composed of at least 75% independent directors if the proposed nominees are elected. Robert J. Gerrard, Jr., an independent director, currently serves as the chair of the Board. Mr. Gerrard is expected to continue serving as the chair following the Shareholder Meeting.

If all proposed nominees are elected, there will be seven independent directors and two interested directors on each Fund’s Board. Once elected, each nominee will become a director immediately.

What are the primary responsibilities of the Boards and their committees, and how often do they meet?

The same directors serve on each Board. This shared structure provides effective governance by exposing the directors to a wide range of business issues and market trends, and permits the Boards to operate more efficiently, particularly with respect to matters common to all Funds. The Boards are responsible for the general oversight of each Fund’s business and for assuring that each Fund is managed in the best interests of its shareholders.

The directors meet regularly to review a wide variety of matters affecting or potentially affecting the Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Boards of the T. Rowe Price Funds held five regularly scheduled formal meetings during calendar year 2022. The Funds are not required to hold annual shareholder meetings. Accordingly, unless the Boards determine otherwise, the Funds do not hold an annual meeting of shareholders. If a shareholder meeting to elect directors is held, all nominee directors are encouraged to attend, subject to availability.

Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of Fund performance), each Board also exercises certain oversight responsibilities through several Board established committees. Each committee reports back to the full Boards. The Boards believe that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Funds, including risk oversight. The Boards currently have three standing committees, a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee, which are described in greater detail in the following paragraphs.

The Joint Nominating and Governance Committee consists of all the independent directors of the Funds. Pursuant to the Joint Nominating and Governance Committee’s charter (which is filed as an Appendix to this Proxy Statement), it is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on each Fund’s Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the Funds. The chair of the Boards of the T. Rowe Price Funds serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees will be considered based on their ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Funds’ management and counsel and the various service providers to the Funds; and to exercise reasonable business judgment in the performance of their duties as directors. The Joint Nominating and Governance Committee seeks to ensure that the Boards are composed of independent directors who bring diverse perspectives, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Joint Nominating and Governance Committee formally met one time in 2022.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Teresa Bryce Bazemore, Robert J. Gerrard, Jr., Paul F. McBride, and Kellye L. Walker. Ms. Bazemore currently serves as chair of the committee and is considered an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The Joint Audit Committee oversees the pricing processes for the T. Rowe Price Funds and holds at least three regular meetings during each fiscal year for the specific purpose of meeting with management of the Price Funds and the Price Funds’ independent registered public accounting firm. The Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the T. Rowe Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the T. Rowe Price Funds, as circumstances indicate.

The Joint Audit Committee also reviews the risk management program of the Funds’ investment adviser and valuation-related materials and reports provided by the Funds’ valuation designee. The Joint Audit Committee met four times in 2022.

The Joint Executive Committee, which consists of each Fund’s interested directors, has been authorized by the Boards to exercise all powers of the Boards of the Funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Joint Executive Committee must be approved in advance by the independent chair of the Board (and if the independent chair is unavailable, consult an independent director of the Board) and reviewed after the fact by the full Board. The Joint Executive Committee for each Fund does not hold regularly scheduled meetings. The Joint Executive Committee was called upon one time to take action on behalf of the Funds during 2022.

From time to time, the independent directors may create a special committee (“Special Committee”) or an ad hoc working group composed of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Boards’ regular review.

In addition to the Boards and the various committees, the directors have established an Advisory Board which consists of Melody Bianchetto and Mark J. Parrell. Advisory Board members serve in a consultative capacity to the Boards. As such, Ms. Bianchetto and Mr. Parrell participate in Board discussions and review Board materials relating to the T. Rowe Price Funds. However, Advisory Board members are not eligible to vote on any matter presented to the Boards and have no power to act on behalf of or bind the directors or any committee of the Boards.

Like other investment companies, the T. Rowe Price Funds are subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Boards oversee risk as part of their oversight of the Funds. Risk oversight is addressed as part of various Board and committee activities. Each Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the Funds’ chief compliance officer, the adviser’s liquidity committee, the derivatives risk manager, the Funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the Funds face and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the valuation designee, chief risk officer and members of T. Rowe Price’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk. The actual day-to-day risk management functions with respect to the Funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the Funds, and other service providers (depending on the nature of the risk) that carry out the Funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the Funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective.

As of each Fund’s last fiscal year end, each director attended at least 75% of the aggregate meetings of the Board and any committees on which he or she served.

If a shareholder wishes to send a communication to any of the Boards, or to a particular director, the communication should be submitted in writing to Fran M. Pollack-Matz, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, MD 21202, who will forward such communication to the directors.

Who are the directors and director nominees?

The Boards have proposed the persons listed below for election as director, each to hold office until the next annual meeting (if any), retirement, or resignation, or until his or her successor is duly elected and qualified. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards may recommend.

Independent Directors and Nominees. Teresa Bryce Bazemore, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride, and Kellye L. Walker currently serve on the Board of each T. Rowe Price Fund and are not considered “interested persons” of the T. Rowe Price Funds, as defined in the 1940 Act. Such persons are commonly referred to as “independent directors.” Shareholders are being asked to consider electing Ms. Walker to continue serving on the Boards of all the T. Rowe Price Funds. Ms. Walker has served on the Boards since November 8, 2021, following her nomination to the Boards by the Joint Nominating and Governance Committee and her appointment by the Boards.

Shareholders are also being asked to consider electing Melody Bianchetto and Mark J. Parrell as independent directors. Ms. Bianchetto and Mr. Parrell do not currently serve as independent directors, although they have served on the Advisory Board since February 24, 2023 and January 1, 2023, respectively. Both Ms. Bianchetto and Mr. Parrell are not considered “interested persons” of the T. Rowe Price Funds, as defined in the 1940 Act. The Joint Nominating and Governance Committee of each Board has selected Ms. Bianchetto and Mr. Parrell to be nominated for election by shareholders and the Boards have nominated them for election. If Ms. Bianchetto and Mr. Parrell are elected by shareholders, they will no longer serve on the Advisory Board and the Advisory Board is expected to terminate.

Ms. Bazemore and Messrs. Duncan, Gerrard, and McBride were previously elected by the shareholders of all Funds and are therefore not standing for election at this time.

Interested Directors Eric Veiel and David Oestreicher currently serve as interested directors of all T. Rowe Price Funds. They are considered interested because they are employed by, and serve as officers of, T. Rowe Price and/or its affiliates. They are also shareholders of T. Rowe Price Group, Inc., the parent company of T. Rowe Price. Shareholders are being asked to elect Mr. Veiel to continue serving on the Boards of all T. Rowe Price Funds. Mr. Veiel was appointed to the Boards in February, 2022. Mr. Oestreicher was elected by shareholders of all Funds in 2018 and is therefore not standing for election at this time.

The Boards have determined that each director, regardless of whether they are standing for election, should continue to serve on each Fund’s Board. In making this determination, the Boards considered the overall composition of the combined Board in conjunction with each individual director’s experience, qualifications, attributes, or skills. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Funds’ management and counsel and the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as a director. In addition, the actual service and commitment of the directors during their tenure on the Funds’ Boards were taken into consideration. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the T. Rowe Price Funds, public companies, non-profit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Boards.

Each director’s mailing address is 100 E. Pratt Street, Baltimore, MD 21202.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each director or director-nominee that led to the conclusion that he or she should serve (or continue to serve) as a director.

Teresa Bryce Bazemore (independent director; not standing for election) has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Ms. Bazemore currently serves as president and chief executive officer (“CEO”)of the Federal Home Loan Bank of San Francisco (March 2021 to present); a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present); a director of Public Media Company (2008 to present); and a trustee of the Southern California chapter of the International Women’s Forum (January 2021 to present). She previously served as chief executive officer of Bazemore Consulting LLC (2018 to 2021); a director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021); a director of the University of Virginia Foundation (July 2014 to June 2022); a member of the University of Virginia’s Center for Politics Advisory Board (October 2019 to July 2022); a president of Radian Guaranty, a national private mortgage insurer (2008 to 2017); and a director of the Federal Home Loan Bank of Pittsburgh (August 2017 to February 2019). She has been an independent director of the Price Funds since January 2018 and became the chair of the Joint Audit Committee in August 2019. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia (“UVA”).

Melody Bianchetto (independent director-nominee; standing for election) is an accomplished finance professional with over 30 years of experience. She served as vice president for finance at UVA from 2015 until her retirement in February 2023, with oversight of key financial activities, including tax, accounting, financial reporting, debt and cash management, procurement, payroll, financial planning, and enterprise risk management. Prior to that, she led UVA’s financial planning and analysis function from 1998 to 2015. Ms. Bianchetto earned a B.S. in commerce with a concentration in accounting from UVA and an M.B.A. from James Madison University. She is also a licensed Certified Public Accountant. Ms. Bianchetto has served as a member of the Board’s Advisory Committee since February 24, 2023.

Bruce W. Duncan (independent director; not standing for election) has substantial experience in the field of commercial real estate. Mr. Duncan served as president, CEO, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building, and managing data centers, from July 2020 to July 2021. He served as chair of the board of First Industrial Realty Trust from January 2016 until July 2020, president and CEO from January 2009 until September 2016, and CEO until December 2016. Mr. Duncan served as a senior advisor to KKR from November 2018 to December 2022. In May 2016, Mr. Duncan became a member of the board of Boston Properties, and he is currently a member of the nominating and governance committee and is a member of the audit committee of Boston Properties. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent director of the Price Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019 and served as chair of the Joint Audit Committee from July 2017 to August 2019. Mr. Duncan holds an M.B.A. in finance from the University of Chicago and a B.A. in economics from Kenyon College.

Robert J. Gerrard, Jr. (independent director; not standing for election) has served as chair of the Boards of all Price Funds since July 2018. He has been an independent director of certain Price Funds since 2012 (and all Price Funds since October 2013), served as the chair of the Joint Audit Committee from September 2014 to July 2017, and became a member of the Joint Audit Committee in August 2019. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks. Mr. Gerrard earned a J.D. from Harvard Law School and an A.B. from Harvard College.

Paul F. McBride (independent director; not standing for election) has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore. He has been an independent director of the Price Funds since October 2013; served as a member of the Joint Audit Committee from September 2014 to August 2019; and became a member of the Joint Audit Committee in February 2022. Mr. McBride received a B.A. in economics from Trinity College.

Mark J. Parrell (independent director-nominee; standing for election) has been CEO and a member of the Board of Trustees of Equity Residential (“EQR”) since January 2019 and president of EQR since September 2018. Mr. Parrell served as executive vice president and chief financial officer of EQR from October 2007 to September 2018. Mr. Parrell was senior vice president and treasurer of EQR from August 2005 to October 2007 and has held various positions within the EQR finance group since September 1999. He served as director of Brookdale Senior Living Inc., a leading operator of senior living communities throughout the United States, from April 2015 to July 2017, and served as a director of Aviv REIT, Inc., a real estate investment trust, from March 2013 until April 2015 when it merged with Omega

Healthcare. Mr. Parrell serves on the Board of Directors of the Real Estate Roundtable and the 2022 Executive Board of the National Association of Real Estate Investment Trusts (“Nareit”). He is a member of the Nareit Dividends Through Diversity, Equity & Inclusion CEO Council and was chair of the Nareit 2021 Audit and Investment Committee. He is a member of the Advisory Board for the Ross Business School at University of Michigan, and is a member of the National Multifamily Housing Council and served as the chair of the Finance Committee in 2015 to 2016. Mr. Parrell also serves on the Board of Directors and is chair of the Finance Committee of the Greater Chicago Food Depository and is a member of the Economic Club of Chicago. Mr. Parrell received a B.B.A. from the University of Michigan and a J.D. from the Georgetown University Law Center. Mr. Parrell has served as a member of the Board’s Advisory Committee since January 1, 2023.

David Oestreicher (interested director; not standing for election) has served as an interested director of all Price Funds since July 2018. He is the general counsel for T. Rowe Price Group, Inc. and a member of the firm’s management committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (“ICI”), and previously served as the chair of the ICI’s international committee. He is on the Mutual Insurance Company Board of Governors, where he serves as a member of its executive committee and chair of its risk management committee. He also served on the board of the Investment Adviser Association and was a past chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC. Mr. Oestreicher earned a B.S. in business administration from Bucknell University and a J.D. from Villanova University School of Law.

Eric L. Veiel (interested director; standing for election) has served as an interested director of all Price Funds since February 2022. He is the head of Global Equity and chief investment officer, chair of the Investment Management Steering Committee, and a member of the Management, Equity Steering, International Steering, Multi-Asset Steering, Product Steering, and Management Compensation and Development Committees. Mr. Veiel’s investment experience began in 1999. Prior to joining T. Rowe Price, he spent six years as a sell-side equity analyst, covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons. He has been with T. Rowe Price since 2005, beginning in the Equity Division as an investment analyst covering life insurance companies, asset managers, money-centered banks, and investment banks. From 2010 to 2014, he was the portfolio manager of the Financial Services Equity Strategy and the financial services sector team leader. He served as a co-director of Equity Research for North America from 2014 to 2015 and co-portfolio manager of the US Equity Structured Research Strategy from 2015 to 2017. Most recently, from 2016 to 2021, he was co-head of Global Equity and head of U.S. Equity. Mr. Veiel earned a B.B.A., magna cum laude, in finance from James Madison University and an M.B.A., with concentrations in finance and accounting, from Washington University in St. Louis, John M. Olin School of Business, where he was a Charles F. Knight Scholar. He also has earned the Chartered Financial Analyst® designation.

Kellye L. Walker (independent director; standing for election) is executive vice president, chief legal officer, and corporate secretary of Eastman Chemical Company.

She is a seasoned senior executive with over 25 years of experience helping publicly traded companies increase value through forward thinking, strategic discipline, and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment and security; and information technology. Ms. Walker received a B.S. from Louisiana Tech University and a J.D. from Emory University School of Law. Ms. Walker has served as an independent director of the Price Funds since November 2021.

The following table entitled “Independent Directors/Nominees” provides biographical information for the independent directors, including those who have been nominated for election as an independent director, along with their principal occupation(s) during the past five years and any directorships of public companies and other investment companies. The table also shows their ownership in the Funds on which they currently serve or to which they are being nominated to serve as director, as well as their total ownership in all T. Rowe Price Funds. The table entitled “Interested Directors/Nominees” provides similar information, except the information pertains to the interested directors, including those who have been nominated for election as an interested director.

Independent Directors/Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2022		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2022
Melody Bianchetto, 1966 Advisory Board member / nominated for election as director, Vice President for Finance, University of Virginia (2015 to 2023)	None	None	None

Teresa Bryce Bazemore, 1959

Director of all T. Rowe Price Funds
(210 portfolios)

President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021)

Chimera Investment Corporation (2017 to 2021); First Industrial Realty Trust (2020 to present); Federal Home Loan Bank of Pittsburgh (2017 to 2019)

	Blue Chip Growth Emerging Markets Local Currency Bond	Over $100,000 Over $100,000	Over $100,000

Independent Directors/Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2022		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2022

Bruce W. Duncan, 1951

Director of all T. Rowe Price Funds
(210 portfolios)

President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to 2022)

CyrusOne, Inc. (2020 to 2021); First Industrial Realty Trust (2016 to 2020); Boston Properties (2016 to present); Marriott International, Inc. (2016 to 2020)

	Emerging Markets Stock	Over $100,000	Over $100,000
Robert J. Gerrard, Jr., 1952 Director of all T. Rowe Price Funds (210 portfolios) None

All-Cap Opportunities

Blue Chip Growth

Capital Appreciation

China Evolution Equity

Communications & Technology

Diversified Mid-Cap Growth

Dividend Growth

Emerging Markets Corporate Bond

Emerging Markets Discovery Stock

Emerging Markets Stock

Equity Income

Extended Equity Market Index

Financial Services

Global Consumer

Global Industrials

Global Stock

Global Technology

GNMA

Growth Stock

Health Sciences

Integrated U.S. Small-Mid Cap Core Equity

Integrated U.S. Small-Cap Growth Equity

$50,001--$100,000

$50,001--$100,000

Over $100,000

$10,001--$50,000

Over $100,000

$10,001--$50,000

$10,001--$50,000

$1--$10,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

Over $100,000

$10,001--$50,000

$10,001--$50,000

$50,001--$100,000

Over $100,000

$1--$10,000

Over $100,000

Over $100,000

$1--$10,000

$1--$10,000

Over $100,000

Independent Directors/Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2022		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2022

International Discovery

International Stock

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

New Era

New Horizons

Overseas Stock

Real Assets

Retirement 2020

Retirement 2025

Retirement 2030

Retirement 2035

Retirement 2040

Retirement 2055

Retirement 2060

Science & Technology

Small-Cap Stock

Small-Cap Value

Spectrum Moderate Allocation

Spectrum Moderate Growth Allocation

Target 2060

Target 2065

U.S. Equity Research

U.S. Large-Cap Core

Ultra Short-Term Bond

Value

$1--$10,000

$1--$10,000

$1--$10,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$50,001--$100,000

$1--$10,000

Over $100,000

$50,001--$100,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$10,001--$50,000

$1--$10,000

$1--$10,000

$50,001--$100,000

$50,001--$100,000

$10,001--$50,000

$50,001-$100,00

$50,001--$100,000

$1--$10,000

$10,001--$50,000

$50,001--$100,000

$50,001--$100,000

$1--$10,000

Over $100,000

Paul F. McBride, 1956 Director of all T. Rowe Price Funds (210 portfolios) Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018) None	All-Cap Opportunities Capital Appreciation Health Sciences Tax-Free High Yield	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Independent Directors/Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2022		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2022

Mark J. Parrell, 1966

Advisory Board Member / nominated for election as director, Chief Executive Officer (2019 to present) and President, EQR (2018 to present); Executive Vice President and Chief Financial Officer, EQR (2007 to 2018); Senior Vice President and Treasurer, EQR (2005 to 2007); Member, Nareit Dividends Through Diversity, Equity & Inclusion CEO Council and Chair, Nareit 2021 Audit and Investment Committee (2021); Advisory Board, Ross Business School at University of Michigan (2015 to 2016); Member, National Multifamily Housing Council and served as the Chair of the Finance Committee, (2015 to 2016), Member of the Economic Club of Chicago

EQR (2019 to present); Brookdale Senior Living Inc. (2015 to 2017); Aviv REIT, Inc. (2013 to 2015); Real Estate Roundtable and the 2022 Executive Board Nareit; Board of Directors and is Chair of the Finance Committee of the Greater Chicago Food Depository

	International Value Equity Value	$50,001--$100,000(a) $10,001--$50,000(a)	Over $100,000(a)

Kellye L. Walker, 1966

Director/Nominee of all T. Rowe Price Funds (210 portfolios)

Executive Vice President, Chief Legal Officer, and Corporate Secretary, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March 2020)

Lincoln Electric Company (October 2020 to present)

	Dividend Growth Emerging Markets Bond Equity Index 500 Floating Rate Global Stock Inflation Protected Bond Mid-Cap Growth Overseas Stock Small-Cap Value Total Return	Over $100,000 $10,001--$50,000 $50,001--$100,000 $10,001--$50,000 $50,001--$100,000 $10,001--$50,000 $10,001--$50,000 $50,001--$100,000 $10,001--$50,000 $10,001--$50,000	Over $100,000

(a) Holdings information for Mr. Parrell is as of February 28, 2023.

Interested Directors/Nominees
Name, Year of Birth, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 12/31/2022		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds as of 12/31/2022

David Oestreicher, 1967

Director of all T. Rowe Price Funds (210 portfolios)

Principal Executive Officer and Executive Vice President, all T. Rowe Price Funds

Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, Price Investment Management; Vice President and Secretary, Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore; General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company

None

	Blue Chip Growth Equity Income Government Money High Yield Mid-Cap Growth Mid-Cap Value New Income Retirement 2020 Retirement 2025 Small-Cap Stock Spectrum Income U.S. Treasury Money	$50,001--$100,000 $50,001--$100,000 $50,001--$100,000 $10,001--$50,000 $10,001-$50,000 $10,001--$50,000 $50,001--$100,000 Over $100,000 $10,001--$50,000 $10,001--$50,000 $1--$10,000 Over $100,000	Over $100,000

Eric L. Veiel, 1972

Director/Nominee of all T. Rowe Price Funds (210 portfolios)

Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company

Vice President, Global Funds

None

	All-Cap Opportunities Dividend Growth Floating Rate Fund Inflation Protected Bond Mid-Cap Growth U.S. Treasury Money	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001--$100,000 Over $100,000	Over $100,000

The following table entitled “Term of T. Rowe Price Funds Directorship” shows the year from which each current director has served on each Fund’s Board (or that of the corporation of which the Fund is a part).

Term of T. Rowe Price Funds Directorship

Corporation	Bazemore	Duncan	Gerrard	McBride	Oestreicher	Veiel	Walker
All-Cap Opportunities Fund	2018	2013	2012	2013	2018	2022	2021
Balanced Fund	2018	2013	2012	2013	2018	2022	2021
Blue Chip Growth Fund	2018	2013	2012	2013	2018	2022	2021
Capital Appreciation Fund	2018	2013	2012	2013	2018	2022	2021
Communications & Technology Fund	2018	2013	2012	2013	2018	2022	2021
Corporate Income Fund	2018	2013	2013	2013	2018	2022	2021
Credit Opportunities Fund	2018	2014	2014	2014	2018	2022	2021
Diversified Mid-Cap Growth Fund	2018	2013	2012	2013	2018	2022	2021
Dividend Growth Fund	2018	2013	2012	2013	2018	2022	2021
Equity Funds	2018	2013	2012	2013	2018	2022	2021
Equity Income Fund	2018	2013	2012	2013	2018	2022	2021
Equity Series	2018	2013	2012	2013	2018	2022	2021
Exchange-Traded Funds	2019	2019	2019	2019	2019	2022	2021
Financial Services Fund	2018	2013	2012	2013	2018	2022	2021
Fixed Income Series	2018	2013	2013	2013	2018	2022	2021
Floating Rate Fund	2018	2013	2013	2013	2018	2022	2021
Global Allocation Fund	2018	2013	2013	2013	2018	2022	2021
Global Funds	2018	2013	2012	2013	2018	2022	2021
Global Multi-Sector Bond Fund	2018	2013	2013	2013	2018	2022	2021
Global Real Estate Fund	2018	2013	2012	2013	2018	2022	2021
Global Technology Fund	2018	2013	2012	2013	2018	2022	2021
GNMA Fund	2018	2013	2013	2013	2018	2022	2021
Government Money Fund	2018	2013	2013	2013	2018	2022	2021

Corporation	Bazemore	Duncan	Gerrard	McBride	Oestreicher	Veiel	Walker
Growth Stock Fund	2018	2013	2012	2013	2018	2022	2021
Health Sciences Fund	2018	2013	2012	2013	2018	2022	2021
High Yield Fund	2018	2013	2013	2013	2018	2022	2021
Index Trust	2018	2013	2012	2013	2018	2022	2021
Inflation Protected Bond Fund	2018	2013	2013	2013	2018	2022	2021
Institutional Income Funds	2018	2013	2013	2013	2018	2022	2021
Integrated Equity Funds	2018	2013	2012	2013	2018	2022	2021
Intermediate Tax-Free High Yield Fund	2018	2014	2014	2014	2018	2022	2021
International Funds	2018	2013	2012	2013	2018	2022	2021
International Index Fund	2018	2013	2012	2013	2018	2022	2021
International Series	2018	2013	2012	2013	2018	2022	2021
Limited Duration Inflation Focused Bond Fund	2018	2013	2013	2013	2018	2022	2021
Mid-Cap Growth Fund	2018	2013	2012	2013	2018	2022	2021
Mid-Cap Value Fund	2018	2013	2012	2013	2018	2022	2021
Multi-Sector Account Portfolios	2018	2013	2013	2013	2018	2022	2021
Multi-Strategy Total Return Fund	2018	2017	2017	2017	2018	2022	2021
New Era Fund	2018	2013	2012	2013	2018	2022	2021
New Horizons Fund	2018	2013	2012	2013	2018	2022	2021
New Income Fund	2018	2013	2013	2013	2018	2022	2021
QM U.S. Bond Index Fund	2018	2013	2013	2013	2018	2022	2021
Real Assets Fund	2018	2013	2012	2013	2018	2022	2021
Real Estate Fund	2018	2013	2012	2013	2018	2022	2021
Reserve Investment Funds	2018	2013	2013	2013	2018	2022	2021
Retirement Funds	2018	2013	2012	2013	2018	2022	2021
Science & Technology Fund	2018	2013	2012	2013	2018	2022	2021
Short-Term Bond Fund	2018	2013	2013	2013	2018	2022	2021
Small-Cap Stock Fund	2018	2013	2012	2013	2018	2022	2021

Corporation	Bazemore	Duncan	Gerrard	McBride	Oestreicher	Veiel	Walker
Small-Cap Value Fund	2018	2013	2012	2013	2018	2022	2021
Spectrum Funds	2018	2013	2012	2013	2018	2022	2021
Spectrum Funds II	2018	2013	2012	2013	2018	2022	2021
State Tax-Free Funds	2018	2013	2013	2013	2018	2022	2021
Summit Income Funds	2018	2013	2013	2013	2018	2022	2021
Summit Municipal Funds	2018	2013	2013	2013	2018	2022	2021
Tax-Efficient Funds	2018	2013	2012	2013	2018	2022	2021
Tax-Exempt Money Fund	2018	2013	2013	2013	2018	2022	2021
Tax-Free High Yield Fund	2018	2013	2013	2013	2018	2022	2021
Tax-Free Income Fund	2018	2013	2013	2013	2018	2022	2021
Tax-Free Short-Intermediate Fund	2018	2013	2013	2013	2018	2022	2021
Total Return Fund	2018	2016	2016	2016	2018	2022	2021
U.S. Equity Research Fund	2018	2013	2012	2013	2018	2022	2021
U.S. Large-Cap Core Fund	2018	2013	2012	2013	2018	2022	2021
U.S. Treasury Funds	2018	2013	2013	2013	2018	2022	2021
Value Fund	2018	2013	2012	2013	2018	2022	2021

What are the directors paid for their services to the Funds?

Messrs. Oestreicher and Veiel are considered “interested persons” of the Funds because they are employed by, and serve as officers of, T. Rowe Price and/or its affiliates. The officers of the Funds and interested directors do not receive any compensation or benefits from the Funds for their service.

Each independent director and Advisory Board member is paid $375,000 annually for his or her service on the Boards or Advisory Board, as applicable. The chair of the Boards, an independent director, receives an additional $165,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service and the chair of the Joint Audit Committee receives an additional $35,000 for his or her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee (currently, no Special Committees have been assigned by the Boards). All of these fees are allocated to each Fund on a pro-rata basis based on each Fund’s net assets relative to the other Funds.

The following table entitled “Compensation” shows the accrued amounts paid by each Fund, and the total compensation that was paid from all Funds to all the independent directors for the 2022 calendar year. The fees are allocated to each Fund on a pro rata basis based on each Fund’s net assets relative to the other Funds. The independent directors of the Funds do not receive any pension or retirement benefits from the Funds or T. Rowe Price.

Compensation

Fund	Aggregate Compensation From Fund
	Bazemore	Duncan	Gerrard	McBride	Walker
Africa & Middle East Fund	$74	$63	$96	$68	$63
All-Cap Opportunities Fund	3,745	3,191	4,851	3,427	3,191
All-Cap Opportunities Portfolio	184	157	238	168	157
Asia Opportunities Fund	82	70	106	75	70
Balanced Fund	2,176	1,855	2,819	1,991	1,855
Blue Chip Growth ETF (a)	—	—	—	—	—
Blue Chip Growth Fund	34,533	29,435	44,760	31,555	29,435
Blue Chip Growth Portfolio	913	778	1,184	835	778
California Tax-Free Bond Fund	309	263	400	282	263
Capital Appreciation Fund	23,332	19,885	30,221	21,355	19,885
Cash Reserves Fund	1,930	1,644	2,499	1,768	1,644
China Evolution Equity Fund	31	27	40	29	27
Communications & Technology Fund	3,862	3,292	5,006	3,529	3,292
Corporate Income Fund	295	251	382	270	251
Credit Opportunities Fund	44	37	57	40	37
Diversified Mid-Cap Growth Fund	926	790	1,200	847	790
Dividend Growth ETF (a)	—	—	—	—	—
Dividend Growth Fund	9,706	8,272	12,573	8,884	8,272
Dynamic Credit Fund	18	15	23	16	15
Dynamic Global Bond Fund	2,229	1,900	2,887	2,042	1,900
Emerging Europe Fund	26	22	34	24	22
Emerging Markets Bond Fund	1,943	1,656	2,517	1,777	1,656
Emerging Markets Corporate Bond Fund	316	269	409	289	269

Fund	Aggregate Compensation From Fund
	Bazemore	Duncan	Gerrard	McBride	Walker
Emerging Markets Corporate Multi-Sector Account Portfolio (a)	—	—	—	—	—
Emerging Markets Discovery Stock Fund	1,945	1,657	2,517	1,781	1,657
Emerging Markets Local Currency Bond Fund	182	155	236	167	155
Emerging Markets Local Multi-Sector Account Portfolio (a)	—	—	—	—	—
Emerging Markets Stock Fund	4,027	3,432	5,216	3,682	3,432
Equity Income ETF (a)	—	—	—	—	—
Equity Income Fund	8,663	7,383	11,218	7,930	7,383
Equity Income Portfolio	354	302	459	324	302
Equity Index 500 Fund	12,741	10,859	16,508	11,651	10,859
Equity Index 500 Portfolio	12	10	16	11	10
European Stock Fund	483	412	626	441	412
Extended Equity Market Index Fund	469	400	608	429	400
Financial Services Fund	856	730	1,108	784	730
Floating Rate ETF (a)	—	—	—	—	—
Floating Rate Fund	2,274	1,938	2,942	2,084	1,938
Floating Rate Multi-Sector Account Portfolio (a)	—	—	—	—	—
Georgia Tax-Free Bond Fund	212	180	274	194	180
Global Allocation Fund	508	433	658	465	433
Global Consumer Fund	34	29	43	31	29
Global Growth Stock Fund	563	480	730	515	480
Global High Income Bond Fund	135	115	175	124	115
Global Impact Equity Fund	8	7	11	8	7
Global Industrials Fund	87	74	113	80	74
Global Multi-Sector Bond Fund	751	640	972	687	640
Global Real Estate Fund	49	42	63	45	42
Global Stock Fund	2,774	2,365	3,595	2,536	2,365
Global Technology Fund	2,359	2,011	3,059	2,152	2,011
Global Value Equity Fund	18	15	23	16	15
GNMA Fund	479	408	620	438	408
Government Money Fund	4,819	4,108	6,246	4,410	4,108
Government Money Portfolio	9,181	7,823	11,882	8,402	7,823
Government Reserve Fund	508	433	658	465	433
Growth Stock ETF (a)	—	—	—	—	—
Growth Stock Fund	25,701	21,907	36,293	23,065	21,907
Health Sciences Fund	7,864	6,703	10,190	7,196	6,703
Health Sciences Portfolio	355	302	459	324	302
High Yield Fund	3,530	3,009	4,573	3,230	3,009
High Yield Multi-Sector Account Portfolio (a)	—	—	—	—	—
Inflation Protected Bond Fund	353	301	457	323	301
Institutional Emerging Markets Bond Fund	192	164	228	145	164
Institutional Emerging Markets Equity Fund	615	524	796	561	524
Institutional Floating Rate Fund	3,012	2,566	3,898	2,758	2,566
Institutional High Yield Fund	834	711	1,080	763	711
Institutional International Disciplined Equity Fund	148	126	191	135	126

Fund	Aggregate Compensation From Fund
	Bazemore	Duncan	Gerrard	McBride	Walker
Institutional Large-Cap Core Growth Fund	2,171	1,850	2,813	1,984	1,850
Institutional Long Duration Credit Fund	13	11	17	12	11
Institutional Mid-Cap Equity Growth Fund	2,622	2,235	3,399	2,397	2,235
Institutional Small-Cap Stock Fund	2,395	2,042	3,103	2,192	2,042
Integrated Global Equity Fund	11	10	15	10	10
Integrated U.S. Large-Cap Value Equity Fund	19	17	25	18	17
Integrated U.S. Small-Cap Growth Equity Fund	3,602	3,070	4,667	3,294	3,070
Integrated U.S. Small-Mid Cap Core Equity Fund	138	117	178	126	117
Intermediate Tax-Free High Yield Fund	31	27	41	29	27
International Bond Fund	493	420	639	451	420
International Bond Fund (USD Hedged)	2,690	2,293	3,484	2,462	2,293
International Disciplined Equity Fund	149	127	193	136	127
International Discovery Fund	3,605	3,072	4,671	3,294	3,072
International Equity Index Fund	313	267	405	286	267
International Stock Fund	6,171	5,259	7,993	5,646	5,259
International Stock Portfolio	115	98	149	105	98
International Value Equity Fund	5,361	4,568	6,942	4,904	4,568
Investment-Grade Corporate Multi-Sector Account Portfolio (a)	—	—	—	—	—
Japan Fund	280	239	363	256	239
Latin America Fund	191	163	248	175	163
Large-Cap Growth Fund	8,671	7,391	11,238	7,925	7,391
Large-Cap Value Fund	1,670	1,423	2,164	1,528	1,423
Limited Duration Inflation Focused Bond Fund	4,101	3,495	5,310	3,752	3,495
Limited-Term Bond Portfolio	86	74	112	79	74
Maryland Short-Term Tax-Free Bond Fund	79	67	102	72	67
Maryland Tax-Free Bond Fund	1,174	1,001	1,521	1,074	1,001
Maryland Tax-Free Money Fund	48	41	62	44	41
Mid-Cap Growth Fund	14,417	12,287	18,680	13,186	12,287
Mid-Cap Growth Portfolio	247	210	320	226	210
Mid-Cap Index Fund	44	37	57	40	37
Mid-Cap Value Fund	6,653	5,670	8,616	6,090	5,670
Moderate Allocation Portfolio	85	72	110	77	72
Mortgage-Backed Securities Multi-Sector Account Portfolio (a)	—	—	—	—	—
Multi-Strategy Total Return Fund	178	151	230	163	151
New Asia Fund	1,461	1,246	1,893	1,336	1,246
New Era Fund	1,520	1,295	1,967	1,392	1,295
New Horizons Fund	12,994	11,076	16,840	11,877	11,076
New Income Fund	8,360	7,125	10,829	7,647	7,125
New Jersey Tax-Free Bond Fund	197	168	256	181	168
New York Tax-Free Bond Fund	222	189	288	203	189
Overseas Stock Fund	9,586	8,169	12,415	8,771	8,169
QM U.S. Bond Index ETF (a)	—	—	—	—	—

Fund	Aggregate Compensation From Fund
	Bazemore	Duncan	Gerrard	McBride	Walker
QM U.S. Bond Index Fund	619	527	801	566	527
Real Assets Fund	2,764	2,355	3,579	2,533	2,355
Real Estate Fund	704	600	912	644	600
Retirement 2005 Fund	524	447	679	479	447
Retirement 2010 Fund	1,451	1,237	1,880	1,327	1,237
Retirement 2015 Fund	2,213	1,886	2,867	2,024	1,886
Retirement 2020 Fund	5,838	4,976	7,865	5,340	4,976
Retirement 2025 Fund	6,444	5,492	8,347	5,894	5,492
Retirement 2030 Fund	8,598	7,327	11,138	7,865	7,327
Retirement 2035 Fund	5,521	4,705	7,152	5,051	4,705
Retirement 2040 Fund	6,202	5,286	8,035	5,674	5,286
Retirement 2045 Fund	3,685	3,140	4,773	3,371	3,140
Retirement 2050 Fund	3,231	2,754	4,185	2,956	2,754
Retirement 2055 Fund	1,881	1,603	2,436	1,721	1,603
Retirement 2060 Fund	673	573	871	616	573
Retirement 2065 Fund	42	36	54	39	36
Retirement Balanced Fund	910	775	1,178	832	775
Retirement Blend 2005 Fund	2	2	2	2	2
Retirement Blend 2010 Fund	2	2	3	2	2
Retirement Blend 2015 Fund	4	3	5	4	3
Retirement Blend 2020 Fund	13	11	17	12	11
Retirement Blend 2025 Fund	21	18	28	20	18
Retirement Blend 2030 Fund	18	16	24	17	16
Retirement Blend 2035 Fund	20	17	26	18	17
Retirement Blend 2040 Fund	17	15	22	16	15
Retirement Blend 2045 Fund	13	11	17	12	11
Retirement Blend 2050 Fund	9	7	11	8	7
Retirement Blend 2055 Fund	5	4	6	4	4
Retirement Blend 2060 Fund	2	1	2	2	1
Retirement Blend 2065 Fund	1	1	1	1	1
Retirement I 2005 Fund—I Class	148	126	192	136	126
Retirement I 2010 Fund—I Class	444	379	575	407	379
Retirement I 2015 Fund—I Class	785	669	1,016	718	669
Retirement I 2020 Fund—I Class	2,627	2,239	3,402	2,404	2,239
Retirement I 2025 Fund—I Class	3,667	3,125	4,749	3,356	3,125
Retirement I 2030 Fund—I Class	4,910	4,184	6,359	4,494	4,184
Retirement I 2035 Fund—I Class	3,595	3,064	4,657	3,291	3,064
Retirement I 2040 Fund—I Class	3,934	3,352	5,095	3,600	3,352
Retirement I 2045 Fund—I Class	2,783	2,372	3,605	2,548	2,372
Retirement I 2050 Fund—I Class	2,645	2,255	3,427	2,422	2,255
Retirement I 2055 Fund—I Class	1,510	1,287	1,956	1,382	1,287
Retirement I 2060 Fund—I Class	673	574	872	617	574
Retirement I 2065 Fund—I Class	36	31	47	33	31
Retirement Balanced I Fund—I Class	248	211	321	227	211
Retirement Income 2020 Fund	62	53	81	57	53
Science & Technology Fund	3,068	2,615	3,975	2,803	2,615
Short Duration Income Fund	23	20	30	21	20
Short-Term Fund	0	0	0	0	0
Short-Term Bond Fund	2,465	2,100	3,192	2,256	2,100
Short-Term Government Fund	—	—	—	—	—
Small-Cap Index Fund	45	38	58	41	38
Small-Cap Stock Fund	4,521	3,853	5,857	4,136	3,853
Small-Cap Value Fund	5,657	4,821	7,328	5176,	4,821

Fund	Aggregate Compensation From Fund
	Bazemore	Duncan	Gerrard	McBride	Walker
Spectrum Conservative Allocation Fund	1,103	940	1,429	1,009	940
Spectrum Diversified Equity Fund	1,817	1,548	2,354	1,662	1,548
Spectrum Income Fund	3,058	2,607	3,961	2,799	2,607
Spectrum International Equity Fund	801	683	1,037	732	683
Spectrum Moderate Allocation Fund	1,133	966	1,468	1,037	966
Spectrum Moderate Growth Allocation Fund	1,601	1,364	2,074	1,464	1,364
Summit Municipal Income Fund	1,148	978	1,487	1,050	978
Summit Municipal Intermediate Fund	2,896	2,468	3,751	2,649	2,468
Target 2005 Fund	27	23	35	25	23
Target 2010 Fund	36	31	47	33	31
Target 2015 Fund	89	76	115	81	76
Target 2020 Fund	164	140	212	150	140
Target 2025 Fund	239	204	310	219	204
Target 2030 Fund	261	222	338	239	222
Target 2035 Fund	204	174	264	186	174
Target 2040 Fund	176	150	228	161	150
Target 2045 Fund	156	133	202	143	133
Target 2050 Fund	119	102	154	109	102
Target 2055 Fund	83	71	108	76	71
Target 2060 Fund	40	34	52	37	34
Target 2065 Fund	4	4	6	4	4
Tax-Efficient Equity Fund	367	312	475	335	312
Tax-Exempt Money Fund	300	256	389	275	256
Tax-Free High Yield Fund	2,242	1,911	2,905	2,051	1,911
Tax-Free Income Fund	1,145	976	1,483	1,047	976
Tax-Free Short-Intermediate Fund	949	809	1,229	868	809
Total Equity Market Index Fund	1,001	853	1,298	915	853
Total Return ETF (a)	—	—	—	—	—
Total Return Fund	304	259	393	278	259
Transition Fund	—	—	—	—	—
Treasury Reserve Fund	1,502	1,280	1,945	1,376	1,280
U.S. Equity Research ETF (a)	—	—	—	—	—
U.S. Equity Research Fund	5,382	4,586	6,967	4,934	4,586
U.S. High Yield ETF (a)	—	—	—	—	—
U.S. High Yield Fund	240	204	311	219	204
U.S. Large-Cap Core Fund	3,240	2,762	4,198	2,968	2,762
U.S. Limited Duration TIPS Index Fund	754	643	976	690	643
U.S. Treasury Intermediate Index Fund	394	335	510	360	335
U.S. Treasury Long-Term Index Fund	1,975	1,683	2,558	1,810	1,683
U.S. Treasury Money Fund	5,916	5,042	7,661	5,421	5,042
Ultra Short-Term Bond ETF (a)	—	—	—	—	—
Ultra Short-Term Bond Fund	1,722	1,467	2,230	1,574	1,467
Value Fund	15,445	13,163	20,007	14,130	13,163
Virginia Tax-Free Bond Fund	701	598	909	642	598

(a) Directors’ fees were paid by T. Rowe Price on behalf of the fund.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

Who is eligible to vote?

Shareholders of record of each Fund at the close of business on Thursday, April 27, 2023, (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held on April 27, 2023.

The Notice of Joint Meeting of Shareholders, the proxy card, and this Proxy Statement were first mailed to shareholders of record on or about Wednesday, May 10, 2023.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a shareholder meeting for a T. Rowe Price Fund, one-third of a Fund’s shares entitled to be voted must have been received by proxy or be present at the virtual meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Shareholder Meeting to be adjourned. Shares withheld will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of a Fund’s shareholders.

What vote is required to elect the directors?

Four directors have been nominated for shareholder approval for each Board. The proposal requires the affirmative vote of a plurality of the shares present and entitled to vote at the meeting to elect the Board members of that Fund. All shareholders of each corporation, regardless of whether the corporation consists of one or multiple series and/or classes vote together. Thus, if a quorum is present at the Shareholder Meeting for each corporation, the proposal to elect the director nominees will be approved with respect to those director nominees who receive the largest number of votes, with no majority approval requirement.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple Funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or online. You may direct the proxy holders to vote your shares with respect to each director-nominee by checking the appropriate box “FOR,” or instruct them not to vote those shares for each director-nominee by checking the “WITHHOLD” box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. If you properly execute your proxy card, or submit your vote via the telephone or online, and give no voting instructions with respect to the election of directors, your shares will be voted FOR ALL NOMINEES.

Abstentions and “broker nonvotes” (as described below) are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Since the proposal must be approved by a plurality vote, abstentions and broker nonvotes will have no effect on the result of the vote.

For shares of a Fund held in an individual retirement account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

For shares of the Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Shares of the T. Rowe Price Funds that are held by other T. Rowe Price Funds will be voted in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the Shareholder Meeting?

T. Rowe Price knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Are the T. Rowe Price Funds required to hold annual meetings?

Under Maryland law, each T. Rowe Price Fund is not required to hold an annual meeting of shareholders. The Boards have determined that the Funds will take advantage of this Maryland law provision to avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Boards.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran M. Pollack-Matz, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before a Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement (or a notice indicating that the Proxy Statement is available) includes instructions on how to vote your shares online, by telephone, by mailing the proxy card, or electronically at the virtual Shareholder Meeting. T. Rowe Price has retained AST to tabulate the votes. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. AST is also responsible for assisting T. Rowe Price in determining whether quorum is achieved for a particular Fund and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of these proxy materials in the mail but will instead receive a notice that informs them of how to access all the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice can follow the instructions on the notice to access the proxy materials and vote their shares. They may also request a paper or email copy of the proxy materials at no charge.

The SEC has adopted rules that permit investment companies such as the T. Rowe Price Funds and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could be convenient for certain shareholders and may result in cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of these proxy materials will be mailed to two or more shareholders who share an address. If you invest directly in the T. Rowe Price Funds and need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630. If you own your Funds through an intermediary, please contact your intermediary.

How can proxies be solicited?

Directors and officers of a Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in person, electronically (assuming that applicable requirements are met) or by telephone. If votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price (or the applicable intermediary) has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, shareholders will be mailed a confirmation of their instructions and will also be provided with a special toll-free number to call in case the information contained in the confirmation is incorrect.

The Funds will use the solicitation services of AST to assist them in soliciting proxies and managing the Funds’ overall proxy campaign. AST is also responsible for assisting T. Rowe Price in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

Who pays for the costs involved with the proxy?

For managing the T. Rowe Price Funds’ overall proxy campaign, AST will receive a fee plus reimbursement for out-of-pocket expenses. AST will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the T. Rowe Price Funds, tabulating those votes that are received, hosting the virtual Shareholder Meeting, and any solicitation of additional votes. The fees received by AST will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to AST, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage and solicitation services are estimated to be approximately $12.7 million. All costs of the Shareholder Meeting and the proxy campaign, including the use of AST and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by each Fund in proportion to its relative asset size at the time of the Shareholder Meeting. For any Funds subject to contractual expense limitations or all-inclusive management fee rates, the proxy expenses over and above any contractually stated fee rate will be borne by T. Rowe Price.

Can I change my vote after I mail my proxy?

Any vote or voting instruction, including those given online or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with a Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting and voting electronically at the Shareholder Meeting.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the Funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all T. Rowe Price Funds and provides the Funds with investment management services. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. While T. Rowe Price is responsible for supervising and overseeing the Funds’ investment programs, T. Rowe Price has entered into investment subadvisory agreements with T. Rowe Price Hong Kong Limited (“Price Hong Kong”), T. Rowe Price International Ltd (“Price International”), T. Rowe Price Investment Management, Inc. (“Price Investment Management”), T. Rowe Price Japan, Inc. (“Price Japan”), and/or T. Rowe Price Singapore (“Price Singapore”) on behalf of certain T. Rowe Price Funds. Price Hong Kong, Price Japan, and Price Singapore are wholly owned subsidiaries of Price International. Price International and Price Investment Management are wholly owned subsidiaries of T. Rowe Price.

Each Fund (except the ETFs) has fund accounting agreements with T. Rowe Price and The Bank of New York Mellon and the ETFs have a fund accounting agreement with State Street Bank and Trust Company and T. Rowe Price. Each Fund also has an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”) and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The taxable Funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Investment Services, Price Services, and RPS are wholly owned subsidiaries of T. Rowe Price.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the Funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, Maryland 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, Maryland 21117. The address for Price Hong Kong is 6/F Charter House 8 Connaught Road, Central, Hong Kong. The address for Price International is 60 Queen Victoria Street, London, United Kingdom EC4N 4TZ. The address for Price Investment Management is 100 East Pratt Street, Baltimore, Maryland 21202. The address for Price Japan is 9-2 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, Japan 100-6610. The address for Price Singapore is 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880. The address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286. The address for State Street Bank and Trust Company is One Lincoln Street, Boston, Massachusetts 02111.

The Funds have a policy to not pay any commissions to affiliated broker-dealers.

As of March 31, 2023, none of the independent directors, independent director nominees or their immediate family members owned beneficially or of record any securities of T. Rowe Price (the Funds’ investment adviser), Investment Services (the Funds’ distributor), or any person controlling, controlled by, or under common control with T. Rowe Price or Investment Services.

Who are the Funds’ executive officers?

Armando (Dino) Capasso serves as Chief Compliance Officer for the T. Rowe Price Funds. In addition, Mr. Capasso is the Chief Compliance Officer and a Vice President of T. Rowe Price and Price Investment Management, as well as a Vice President of T. Rowe Price Group, Inc. Alan S. Dupski serves as Treasurer for the T. Rowe Price Funds. Mr. Dupski is a Vice President of T. Rowe Price, Price Investment Management, T. Rowe Price Trust Company, and T. Rowe Price Group, Inc. Fran M. Pollack-Matz serves as Secretary for the T. Rowe Price Funds. Ms. Pollack-Matz is a Vice President of T. Rowe Price, T. Rowe Price Group, Inc., Investment Services, and Price Services.

The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of the Funds covered by this Proxy Statement and their positions with each

Fund, T. Rowe Price, and T. Rowe Price Group, Inc., as of February 1, 2023. Each executive officer has been an officer of T. Rowe Price, T. Rowe Price Group, Inc., and the Funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
All-Cap Opportunities Fund
Justin P. White, 1981	President	Vice President	Vice President
Balanced Fund
Charles M. Shriver, 1967 Toby M. Thompson, 1971	Co-President Co-President	Vice President Vice President	Vice President Vice President
Blue Chip Growth Fund
Paul Greene II, 1978	President	Vice President	Vice President
Capital Appreciation Fund
David R. Giroux, 1975	President	—	Vice President
Communications & Technology Fund
James Stillwagon, 1982	President	Vice President	Vice President
Corporate Income Fund
Steven E. Boothe, 1977 Lauren T. Wagandt, 1984	Co-President Co-President	Vice President Vice President	Vice President Vice President
Credit Opportunities Fund
Rodney M. Rayburn, 1970	President	Vice President	Vice President
Diversified Mid-Cap Growth Fund
Donald J. Peters, 1959	President	Vice President	Vice President
Dividend Growth Fund
Thomas J. Huber, 1966	President	Vice President	Vice President
Equity Funds
Stephon Jackson, 1962 Joshua Nelson, 1977 Francisco Alonso, 1978 Brian W.H. Berghuis, 1958 Paul Greene II, 1978 John D. Linehan, 1965 Gabriel Solomon, 1977 Taymour R. Tamaddon, 1976	Co-President Co-President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President — — Vice President Vice President Vice President Vice President	— Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income Fund
John D. Linehan, 1965	President	Vice President	Vice President
Equity Series

Stephon Jackson, 1962

Joshua Nelson, 1977

Ziad Bakri, 1980

Brian W.H. Berghuis, 1958

Paul Greene II, 1978

John D. Linehan, 1965

Charles M. Shriver, 1967

Neil Smith, 1972

Toby M. Thompson, 1971

Justin P. White, 1981

Co-President

Co-President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

		Vice President Vice President Vice President — Vice President Vice President Vice President — Vice President Vice President	— Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
Exchange-Traded Funds

Stephon Jackson, 1962

Joshua Nelson, 1977

Christopher P. Brown, 1977

David Corris, 1975

Timothy Coyne, 1967

Vincent Michael DeAugustino, 1983

Anna Alexandra Dreyer, 1981

Shawn T. Driscoll, 1975

Joseph B. Fath, 1971

David R. Giroux, 1975

Paul Greene II, 1978

Ann M. Holcomb, 1972

Thomas J. Huber, 1966

Prashant G. Jeyaganesh, 1983

Vidya Kadiyam, 1980

Robert M. Larkins, 1973

John D. Linehan, 1965

Kevin Patrick Loome, 1967 [a]

Jodi Love, 1977

Paul M. Massaro, 1975[b]

Colin McQueen, 1967

Jason Nogueira, 1974

Alexander S. Obaza, 1981

Donald J. Peters, 1959

Jason Benjamin Polun, 1974

Jordan S. Pryor, 1991

Sebastian Schrott, 1977

Gabriel Solomon, 1977

Peter Stournaras, 1973

Taymour R. Tamaddon, 1976

Co-President

Co-President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

—

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

—

Vice President

Vice President

—

Vice President

Vice President

Vice President

Vice President

Vice President

—

Vice President

Vice President

Vice President

—

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

ice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Financial Services Fund
Matthew J. Snowling, 1971	President	Vice President	Vice President
Fixed Income Series
Michael F. Reinartz, 1973	President	Vice President	Vice President
Floating Rate Fund
Paul M. Massaro, 1975	President	Vice President	Vice President
Global Allocation Fund
Charles M. Shriver, 1967 Toby M. Thompson, 1971	Co-President Co-President	Vice President Vice President	Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
Global Funds

Justin Thomson, 1968

Malik Sarmad Asif, 1981

Oliver Douglas Martin Bell, 1969

Robert Scott Berg, 1972

Richard N. Clattenburg, 1979

David J. Eiswert, 1972

Sebastien Mallet, 1974

Raymond A. Mills, 1960

Eric C. Moffett, 1974

Samy B. Muaddi, 1984

Joshua Nelson, 1977

Jason Nogueira, 1974

Federico Santilli, 1974

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

		— — — Vice President Vice President Vice President — Vice President — Vice President Vice President Vice President —	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Multi-Sector Bond Fund
Kenneth Antony Orchard, 1975	President	—	Vice President
Global Real Estate Fund
Jai Kapadia, 1982	President	—	Vice President
Global Technology Fund
Dominic Rizzo, 1993 Alan Tu, 1985	Co-President Co-President	— Vice President	Vice President Vice President
GNMA Fund
Keir R. Joyce, 1972	President	Vice President	Vice President
Government Money Fund
Douglas D. Spratley, 1969	President	Vice President	Vice President
Growth Stock Fund
Joseph B. Fath, 1971	President	Vice President	Vice President
Health Sciences Fund
Ziad Bakri, 1980	President	Vice President	Vice President
High Yield Fund
Stephon Jackson, 1962 Andrew C. McCormick, 1960 Kevin Patrick Loome, 1967 Rodney M. Rayburn, 1970	Co-President Co-President Executive Vice President Executive Vice President	Vice President Vice President — Vice President	— Vice President Vice President Vice President
Index Trust
Neil Smith, 1972 Michael K. Sewell, 1982	President Executive Vice President	— Vice President	Vice President Vice President
Inflation Protected Bond Fund
Michael K. Sewell, 1982	President	Vice President	Vice President
Institutional Income Funds
Andrew C. McCormick, 1960 Robert M. Larkins, 1973 Paul M. Massaro, 1975 Rodney M. Rayburn, 1970	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Integrated Equity Funds
Peter Stournaras, 1973[d] David Corris, 1975[e] Prashant G. Jeyaganesh, 1983 Vidya Kadiyam, 1980 Sudhir Nanda, 1959 Jordan S. Pryor, 1991	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
Intermediate Tax-Free High Yield Fund
James M. Murphy, 1967 Ralph Lee Arnold, Jr., 1970 Colin T. Bando, 1987	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
International Funds

Justin Thomson, 1968

Jason Adams, 1979

Ulle Adamson, 1979

Malik Sarmad Asif, 1981

Harishankar Balkrishna, 1983

Robert Scott Berg, 1972

Archibald Ciganer Albeniz, 1976

Richard N. Clattenburg, 1979

Michael F. Connelly, 1977

Michael Della Vedova, 1969

David J. Eiswert, 1972

Benjamin Griffiths, 1977

Arif Husain, 1972

Andrew J. Keirle, 1974

Anh Thi Lu, 1968

Colin McQueen, 1967[c]

Raymond A. Mills, 1960

Jihong Min, 1979

Eric C. Moffett, 1979

Samy B. Muaddi, 1984

Tobias Fabian Mueller, 1980

Kenneth Antony Orchard, 1975

Oluwaseun Oyegunle, 1984

Federico Santilli, 1974

Weijie (Vivian) Si, 1983

Saurabh Sud, 1985

Siby Thomas, 1979

Verena Wachnitz, 1978

Ernest C. Yeung, 1979

Wenli Zheng, 1979

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

— Vice President — — — Vice President — Vice President Vice President — Vice President — — — — — Vice President — — Vice President — — — — Vice President Vice President Vice President — — —

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

International Index Fund
Neil Smith, 1972	President	—	Vice President
International Series
Justin Thomson, 1968 Richard N. Clattenburg, 1979	President Executive Vice President	— Vice President	Vice President Vice President
Limited Duration Inflation Focused Bond Fund
Michael K. Sewell, 1982	President	Vice President	Vice President
Mid-Cap Growth Fund
Brian W.H. Berghuis, 1958 John F. Wakeman, 1962	President Executive Vice President	— —	Vice President Vice President
Mid-Cap Value Fund
Vincent Michael DeAugustino, 1983 Heather K. McPherson, 1967	President Executive Vice President	Vice President Vice President	Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
Multi-Sector Account Portfolios
Steven E. Boothe, 1977 Michael F. Connelly, 1977 Stephen M. Finamore, 1976 Keir R. Joyce, 1972 Andrew J. Keirle, 1974 Samy B. Muaddi, 1984 Siby Thomas, 1979	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President — Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Multi-Strategy Total Return Fund
Richard de los Reyes, 1975 Stefan Hubrich, 1974	Co-President Co-President	Vice President Vice President	Vice President Vice President
New Era Fund
Shinwoo Kim, 1977	President	Vice President	Vice President
New Horizons Fund
Joshua K. Spencer, 1973	President	Vice President	Vice President
New Income Fund
Stephen L. Bartolini, 1977	President	Vice President	Vice President
QM U.S. Bond Index Fund
Robert M. Larkins, 1973	President	Vice President	Vice President
Real Assets Fund
Richard Coghlan, 1961 Christopher Faulkner-MacDonagh, 1969	Co-President Co-President	Vice President Vice President	Vice President Vice President
Real Estate Fund
Nina P. Jones, 1980	President	Vice President	Vice President
TRP Reserve Investment Funds
Douglas D. Spratley, 1969 Matthew W. Novak, 1983 Bradley R. Raglin, 1982	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President —
Retirement Funds
Kimberly E. DeDominicis, 1976 Andrew G. Jacobs Van Merlen, 1978 Wyatt A. Lee, 1971	Co-President Co-President Co-President	Vice President Vice President Vice President	Vice President Vice President Vice President
Science & Technology Fund
Kennard W. Allen, 1977	President	Vice President	Vice President
Short-Term Bond Fund
Cheryl A. Mickel, 1967 Steven M. Kohlenstein, 1987 Alexander S. Obaza, 1981 Michael F. Reinartz, 1973	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Small-Cap Stock Fund
Francisco Alonso, 1978	President	—	Vice President
Small-Cap Value Fund
John David Wagner, 1974	President	—	Vice President
Spectrum Funds
Charles M. Shriver, 1967 Toby M. Thompson, 1971	Co-President Co-President	Vice President Vice President	Vice President Vice President
Spectrum Funds II
Charles M. Shriver, 1967 Toby M. Thompson, 1971	Co-President Co-President	Vice President Vice President	Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group, Inc.
State Tax-Free Fund
James M. Murphy, 1967 Austin Applegate, 1974 Charles B. Hill, 1961 Konstantine B. Mallas, 1963 Douglas D. Spratley, 1969 Timothy G. Taylor, 1975	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President
Summit Income Funds
Douglas D. Spratley, 1969	President	Vice President	Vice President
Summit Municipal Funds
James M. Murphy, 1967 Austin Applegate, 1974 Charles B. Hill, 1961 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Tax-Efficient Funds
Donald J. Peters, 1959	President	Vice President	Vice President
Tax-Exempt Money Fund
Douglas D. Spratley, 1969	President	Vice President	Vice President
Tax-Free High Yield Fund
James M. Murphy, 1967 Ralph Lee Arnold, Jr., 1970 Colin T. Bando, 1987	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Tax-Free Income Fund
Konstantine B. Mallas, 1963 Timothy G. Taylor, 1975	Co-President Co-President	Vice President Vice President	Vice President Vice President
Tax-Free Short-Intermediate Fund
Charles B. Hill, 1961	President	Vice President	Vice President
Total Return Fund
Christopher P. Brown, 1977 Anna Alexandra Dreyer, 1981	Co-President Co-President	Vice President Vice President	Vice President Vice President
U.S. Equity Research Fund
Ann M. Holcomb, 1972 Jason Nogueira, 1974 Jason Benjamin Polun, 1974	Co-President Co-President Co-President	Vice President Vice President Vice President	Vice President Vice President Vice President
U.S. Large-Cap Core Fund
Shawn T. Driscoll, 1975	President	Vice President	Vice President
U.S. Treasury Funds
Andrew C. McCormick, 1960 Michael K. Sewell, 1982 Douglas D. Spratley, 1969	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Value Fund
Ryan S. Hedrick, 1980	President	Vice President	Vice President
a Effective October 1, 2022, Mr. Loome was appointed as Executive Vice President of the T. Rowe Price Exchange-Traded Funds, Inc.

b Effective November 1, 2022, Mr. Massaro was appointed as Executive Vice President of the T. Rowe Price Exchange-Traded Funds, Inc.

c Prior to 2019, Colin McQueen was a Senior Investment Manager at Sanlam FOUR Investments UK Limited.

d Prior to 2020, Peter Stournaras was a Chief Portfolio Strategist at JP Morgan Private Bank. Prior to 2018, he was a Private Consultant and Advisor at Pteleos Consulting.

e Prior to 2021, David Corris was Head of Disciplined Equities and Portfolio Manager at Bank of Montreal Global Asset Management.

As of March 31, 2023, the directors, Advisory Board members, and executive officers of the T. Rowe Price Funds, as a group, owned less than 1% of the outstanding shares of any Fund, except as shown in the following table.

Fund	%
China Evolution Equity	28.75
Credit Opportunities	5.76
Dynamic Credit	3.65
Emerging Markets Discovery Stock	6.06
Global Impact Equity	14.31
Integrated Global Equity	4.39
Integrated U.S. Large-Cap Value Equity	2.24
Intermediate Tax-Free High Yield	9.46
Maryland Short-Term Tax-Free Bond	2.84
Maryland Tax-Free Bond	2.28
Maryland Tax-Free Money	6.73
Short Duration Income	5.98
Target 2065	4.89
U.S. Equity Research ETF	3.71

How many outstanding shares are there of each Fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each Fund and class, as applicable, as of March 31, 2023.

Outstanding Shares of Capital Stock

Fund	Outstanding Shares of Capital Stock
Africa & Middle East Fund	6,725,846.178
Africa & Middle East Fund—I Class	2,942,349.931
Africa & Middle East Fund—Z Class	793,972.945
All-Cap Opportunities Fund	88,686,812.631
All-Cap Opportunities Fund—Advisor Class	2,779,741.082
All-Cap Opportunities Fund—I Class	61,921,186.328
All-Cap Opportunities Portfolio	12,217,092.114
Asia Opportunities Fund	4,164,261.701
Asia Opportunities Fund—Advisor Class	4,690.226
Asia Opportunities Fund—I Class	3,593,161.527
Balanced Fund	102,093,005.669
Balanced Fund—I Class	74,391,255.503
Blue Chip Growth ETF	13,745,000.000
Blue Chip Growth Fund	217,872,104.905
Blue Chip Growth Fund—Advisor Class	11,696,323.015
Blue Chip Growth Fund—I Class	199,621,639.082
Blue Chip Growth Fund—R Class	6,212,101.540
Blue Chip Growth Fund—Z Class	3,043,954.257
Blue Chip Growth Portfolio	32,058,608.291
Blue Chip Growth Portfolio—II	14,878,361.765
California Tax-Free Bond Fund	33,474,145.676
California Tax-Free Bond Fund—I Class	29,765,722.564
Capital Appreciation Equity ETF	--
Capital Appreciation Fund	874,237,119.180
Capital Appreciation Fund—Advisor Class	22,066,102.225

Fund	Outstanding Shares of Capital Stock
Capital Appreciation Fund—I Class	636,857,686.521
Cash Reserves Fund	4,496,030,041.300
China Evolution Equity Fund	2,148,156.834
China Evolution Equity Fund—I Class	3,198,795.664
Communications & Technology Fund	38,458,629.023
Communications & Technology Fund—I Class	23,613,720.818
Corporate Income Fund	18,006,215.603
Corporate Income Fund—I Class	18,652,892.248
Corporate Income Fund—Z Class	32,954,419.863
Credit Opportunities Fund	5,882,801.571
Credit Opportunities Fund—Advisor Class	11,586.097
Credit Opportunities Fund—I Class	8,418,911.971
Diversified Mid-Cap Growth Fund	24,959,360.861
Diversified Mid-Cap Growth Fund—I Class	24,418,685.609
Dividend Growth ETF	9,510,000.000
Dividend Growth Fund	174,519,614.011
Dividend Growth Fund—Advisor Class	5,639,472.000
Dividend Growth Fund—I Class	140,548,160.799
Dividend Growth Fund—Z Class	6,735,642.101
Dynamic Credit Fund	3,422,122.110
Dynamic Credit Fund—I Class	575,593.309
Dynamic Global Bond Fund	65,578,917.771
Dynamic Global Bond Fund—Advisor Class	69,960.062
Dynamic Global Bond Fund—I Class	83,823,396.418
Dynamic Global Bond Fund—Z Class	375,417,326.068
Emerging Europe Fund	10,016,433.694
Emerging Europe Fund—I Class	1,584,403.849
Emerging Europe Fund—Z Class	776,838.905
Emerging Markets Bond Fund	67,037,967.598
Emerging Markets Bond Fund—Advisor Class	12,663.796
Emerging Markets Bond Fund—I Class	52,022,984.329
Emerging Markets Bond Fund—Z Class	347,703,834.843
Emerging Markets Corporate Bond Fund	10,746,862.572
Emerging Markets Corporate Bond Fund—Advisor Class	15,709.504
Emerging Markets Corporate Bond Fund—I Class	32,557,924.004
Emerging Markets Corporate Multi-Sector Account Portfolio	473,048.500
Emerging Markets Discovery Stock Fund	5,839,671.143
Emerging Markets Discovery Stock Fund—Advisor Class	4,739.263
Emerging Markets Discovery Stock Fund—I Class	26,231,163.440
Emerging Markets Discovery Stock Fund—Z Class	306,068,092.321
Emerging Markets Local Currency Bond Fund	4,923,110.094
Emerging Markets Local Currency Bond Fund—Advisor Class	2,912.125
Emerging Markets Local Currency Bond Fund—I Class	19,406,859.798
Emerging Markets Local Currency Bond Fund—Z Class	51,664,276.725
Emerging Markets Local Multi-Sector Account Portfolio	28,074.303
Emerging Markets Stock Fund	35,094,737.924
Emerging Markets Stock Fund—I Class	48,529,564.020
Emerging Markets Stock Fund—Z Class	95,178,482.172
Equity Income ETF	3,095,000.000
Equity Income Fund	259,123,825.331
Equity Income Fund—Advisor Class	4,785,099.285
Equity Income Fund—I Class	222,006,324.497
Equity Income Fund—R Class	1,327,096.816

Fund	Outstanding Shares of Capital Stock
Equity Income Fund—Z Class	31,386,796.587
Equity Income Portfolio	15,745,092.241
Equity Income Portfolio—II	10,572,053.487
Equity Index 500 Fund	56,390,046.298
Equity Index 500 Fund—I Class	60,388,253.305
Equity Index 500 Fund—Z Class	113,085,256.804
Equity Index 500 Portfolio	953,714.133
European Stock Fund	22,365,639.523
European Stock Fund—I Class	9,828,923.222
European Stock Fund—Z Class	10,220,546.725
Extended Equity Market Index Fund	32,449,427.458
Financial Services Fund	26,391,464.486
Financial Services Fund—I Class	18,160,012.914
Floating Rate ETF	550,000.000
Floating Rate Fund	167,482,333.529
Floating Rate Fund—Advisor Class	1,920,031.639
Floating Rate Fund—I Class	87,608,058.202
Floating Rate Fund—Z Class	166,294,535.974
Floating Rate Multi-Sector Account Portfolio	1,163,133.781
Georgia Tax-Free Bond Fund	18,454,138.423
Georgia Tax-Free Bond Fund—I Class	19,736,797.986
Global Allocation Fund	54,964,282.328
Global Allocation Fund—Advisor Class	366,084.674
Global Allocation Fund—I Class	18,091,217.098
Global Consumer Fund	3,467,004.376
Global Growth Stock Fund	10,876,122.029
Global Growth Stock Fund—Advisor Class	433,258.611
Global Growth Stock Fund—I Class	18,806,335.467
Global High Income Bond Fund	6,875,958.423
Global High Income Bond Fund—Advisor Class	41,670.929
Global High Income Bond Fund—I Class	24,268,167.207
Global Impact Equity Fund	1,314,398.910
Global Impact Equity Fund—I Class	769,936.998
Global Industrials Fund	5,203,063.294
Global Industrials Fund—I Class	5,475,299.356
Global Multi-Sector Bond Fund	69,828,349.194
Global Multi-Sector Bond Fund—Advisor Class	1,382,662.736
Global Multi-Sector Bond Fund—I Class	58,020,095.284
Global Real Estate Fund	3,180,999.441
Global Real Estate Fund—Advisor Class	260,127.708
Global Real Estate Fund—I Class	1,695,411.636
Global Stock Fund	53,788,702.579
Global Stock Fund—Advisor Class	879,841.414
Global Stock Fund—I Class	48,712,156.432
Global Technology Fund	177,145,453.507
Global Technology Fund—I Class	96,283,104.782
Global Value Equity Fund	6,031,990.850
Global Value Equity Fund—I Class	1,386,751.381
GNMA Fund	34,061,798.984
GNMA Fund—I Class	20,897,640.521
GNMA Fund—Z Class	65,466,661.170
Government Money Fund	7,581,694,787.794
Government Money Fund—I Class	2,591,432,749.549

Fund	Outstanding Shares of Capital Stock
Government Reserve Fund	14,498,236,201.720
Growth ETF	--
Growth Stock ETF	1,750,000.000
Growth Stock Fund	166,979,514.011
Growth Stock Fund—Advisor Class	24,147,820.262
Growth Stock Fund—I Class	183,333,680.503
Growth Stock Fund—R Class	9,519,208.339
Growth Stock Fund—Z Class	270,574,330.014
Health Sciences Fund	111,254,817.508
Health Sciences Fund—I Class	65,582,146.443
Health Sciences Portfolio	2,764,571.650
Health Sciences Portfolio—II	10,705,073.466
High Yield Fund	195,598,359.150
High Yield Fund—Advisor Class	3,149,743.591
High Yield Fund—I Class	450,500,589.452
High Yield Fund—Z Class	567,816,339.291
High Yield Multi-Sector Account Portfolio	1,021,885.544
Inflation Protected Bond Fund	26,660,734.478
Inflation Protected Bond Fund—I Class	23,733,248.618
Inflation Protected Bond Fund—Z Class	7,722.008
Institutional Emerging Markets Bond Fund	56,200,772.168
Institutional Emerging Markets Equity Fund	26,963,849.651
Institutional Floating Rate Fund	421,739,326.381
Institutional Floating Rate Fund—F Class	45,013,095.505
Institutional Floating Rate Fund—Z Class	4,439,667.947
Institutional High Yield Fund	214,762,341.200
Institutional High Yield Fund—Z Class	--
Institutional International Disciplined Equity Fund	17,839,960.879
Institutional Large-Cap Core Growth Fund	63,396,856.565
Institutional Long Duration Credit Fund	5,421,915.010
Institutional Mid-Cap Equity Growth Fund	84,314,695.513
Institutional Small-Cap Stock Fund	179,082,426.220
Integrated Global Equity Fund	897,472.943
Integrated Global Equity Fund—Advisor Class	25,000.000
Integrated Global Equity Fund—I Class	933,499.128
Integrated U.S. Large-Cap Value Equity Fund	1,269,963.203
Integrated U.S. Large-Cap Value Equity Fund—Advisor Class	17,483.728
Integrated U.S. Large-Cap Value Equity Fund—I Class	799,256.750
Integrated U.S. Small-Cap Growth Equity Fund	97,659,826.027
Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class	502,175.952
Integrated U.S. Small-Cap Growth Equity Fund—I Class	94,011,082.895
Integrated U.S. Small-Mid Cap Core Equity Fund	7,347,608.469
Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class	24,243.556
Integrated U.S. Small-Mid Cap Core Equity Fund—I Class	10,699,867.867
Intermediate Tax-Free High Yield Fund	2,149,088.925
Intermediate Tax-Free High Yield Fund—Advisor Class	0.102
Intermediate Tax-Free High Yield Fund—I Class	6,070,150.928
International Bond Fund	34,543,817.856
International Bond Fund—Advisor Class	449,845.236
International Bond Fund—I Class	60,522,182.397
International Bond Fund—Z Class	41,261,465.194
International Bond Fund (USD Hedged)	9,826,667.574
International Bond Fund (USD Hedged)—Advisor Class	37,723.151

Fund	Outstanding Shares of Capital Stock
International Bond Fund (USD Hedged)—I Class	161,138,965.881
International Bond Fund (USD Hedged)—Z Class	544,924,857.121
International Disciplined Equity Fund	6,546,775.432
International Disciplined Equity Fund—Advisor Class	327,859.186
International Disciplined Equity Fund—I Class	23,518,480.293
International Discovery Fund	48,261,100.607
International Discovery Fund—I Class	58,612,233.481
International Discovery Fund—Z Class	2,225,530.977
International Equity ETF	--
International Equity Index Fund	49,648,728.540
International Equity Index Fund—Z Class	4,763,499.337
International Stock Fund	96,505,833.563
International Stock Fund—Advisor Class	760,198.070
International Stock Fund—I Class	203,084,588.567
International Stock Fund—R Class	418,016.424
International Stock Fund—Z Class	498,270,398.092
International Stock Portfolio	16,954,539.176
International Value Equity Fund	26,870,070.258
International Value Equity Fund—Advisor Class	1,900,868.074
International Value Equity Fund—I Class	56,459,523.132
International Value Equity Fund—R Class	2,235,497.335
International Value Equity Fund—Z Class	616,027,386.498
Investment-Grade Corporate Multi-Sector Account Portfolio	6,549,830.242
Japan Fund	20,024,031.065
Japan Fund—I Class	6,399,301.065
Japan Fund—Z Class	6,597,694.522
Large-Cap Growth Fund	4,832,580.783
Large-Cap Growth Fund—I Class	298,699,522.984
Large-Cap Value Fund	4,525,874.965
Large-Cap Value Fund—I Class	144,226,580.047
Latin America Fund	14,884,853.597
Latin America Fund—I Class	4,674,125.905
Latin America Fund—Z Class	843,772.028
Limited Duration Inflation Focused Bond Fund	29,563,589.399
Limited Duration Inflation Focused Bond Fund—I Class	194,613,916.895
Limited Duration Inflation Focused Bond Fund—Z Class	1,297,218,518.772
Limited-Term Bond Portfolio	34,555,096.055
Limited-Term Bond Portfolio—II	3,580,377.389
Maryland Short-Term Tax-Free Bond Fund	12,862,579.172
Maryland Short-Term Tax-Free Bond Fund—I Class	17,827,535.145
Maryland Tax-Free Bond Fund	100,613,986.444
Maryland Tax-Free Bond Fund—I Class	122,750,386.327
Maryland Tax-Free Money Fund	20,745,226.620
Maryland Tax-Free Money Fund—I Class	79,323,979.320
Mid-Cap Growth Fund	129,807,742.178
Mid-Cap Growth Fund—Advisor Class	2,731,454.226
Mid-Cap Growth Fund—I Class	120,452,987.250
Mid-Cap Growth Fund—R Class	366,751.591
Mid-Cap Growth Fund—Z Class	50,427,476.184
Mid-Cap Growth Portfolio	16,150,362.715
Mid-Cap Growth Portfolio—II	2,091,709.195
Mid-Cap Index Fund	12,131.231
Mid-Cap Index Fund—I Class	6,068,569.031

Fund	Outstanding Shares of Capital Stock
Mid-Cap Index Fund—Z Class	1,166,107.529
Mid-Cap Value Fund	140,051,157.006
Mid-Cap Value Fund—Advisor Class	2,442,000.898
Mid-Cap Value Fund—I Class	154,732,986.782
Mid-Cap Value Fund—R Class	4,271,088.251
Mid-Cap Value Fund—Z Class	149,506,368.997
Moderate Allocation Portfolio	8,931,373.834
Mortgage-Backed Securities Multi-Sector Account Portfolio	14,411,122.795
Multi-Strategy Total Return Fund	3,537,726.519
Multi-Strategy Total Return Fund—Advisor Class	--
Multi-Strategy Total Return Fund—I Class	32,566,247.465
New Asia Fund	76,909,769.127
New Asia Fund—I Class	87,699,743.333
New Asia Fund—Z Class	11,060,510.632
New Era Fund	33,946,533.015
New Era Fund—I Class	39,628,323.810
New Horizons Fund	202,517,278.811
New Horizons Fund—I Class	229,728,650.877
New Horizons Fund—Z Class	40,791,698.018
New Income Fund	102,386,587.069
New Income Fund—Advisor Class	1,151,423.212
New Income Fund—I Class	325,515,949.072
New Income Fund—R Class	126,230.536
New Income Fund—Z Class	1,485,224,356.263
New Jersey Tax-Free Bond Fund	18,544,465.142
New Jersey Tax-Free Bond Fund—I Class	11,740,011.383
New York Tax-Free Bond Fund	19,764,823.155
New York Tax-Free Bond Fund—I Class	20,850,830.388
Overseas Stock Fund	441,245,987.773
Overseas Stock Fund—Advisor Class	39,251,340.045
Overseas Stock Fund—I Class	448,300,697.474
Overseas Stock Fund—Z Class	877,335,401.153
QM U.S. Bond Index ETF	950,000.000
QM U.S. Bond Index Fund	66,366,584.365
QM U.S. Bond Index Fund—I Class	55,451,870.672
QM U.S. Bond Index Fund—Z Class	4,466,873.149
Real Assets Fund	10,494,230.884
Real Assets Fund—I Class	59,525,898.947
Real Assets Fund—Z Class	422,070,624.337
Real Estate Fund	59,348,613.114
Real Estate Fund—Advisor Class	1,206,967.916
Real Estate Fund—I Class	28,850,116.990
Retirement 2005 Fund	80,085,985.904
Retirement 2005 Fund—Advisor Class	2,874,552.544
Retirement 2005 Fund—R Class	3,201,912.907
Retirement 2010 Fund	176,357,714.396
Retirement 2010 Fund—Advisor Class	10,649,382.796
Retirement 2010 Fund—R Class	6,562,540.444
Retirement 2015 Fund	323,535,044.204
Retirement 2015 Fund—Advisor Class	14,963,747.534
Retirement 2015 Fund—R Class	11,552,749.906
Retirement 2020 Fund	523,360,830.457
Retirement 2020 Fund—Advisor Class	45,280,342.291

Fund	Outstanding Shares of Capital Stock
Retirement 2020 Fund—R Class	38,103,704.986
Retirement 2025 Fund	673,604,282.430
Retirement 2025 Fund—Advisor Class	55,016,533.555
Retirement 2025 Fund—R Class	53,673,292.193
Retirement 2030 Fund	582,008,439.531
Retirement 2030 Fund—Advisor Class	68,953,377.948
Retirement 2030 Fund—R Class	63,701,771.975
Retirement 2035 Fund	498,355,121.071
Retirement 2035 Fund—Advisor Class	48,621,459.350
Retirement 2035 Fund—R Class	53,003,224.189
Retirement 2040 Fund	368,875,097.906
Retirement 2040 Fund—Advisor Class	48,654,815.364
Retirement 2040 Fund—R Class	46,466,099.092
Retirement 2045 Fund	320,876,589.946
Retirement 2045 Fund—Advisor Class	36,650,979.562
Retirement 2045 Fund—R Class	39,304,794.754
Retirement 2050 Fund	309,343,632.369
Retirement 2050 Fund—Advisor Class	54,045,748.110
Retirement 2050 Fund—R Class	52,736,241.531
Retirement 2055 Fund	184,216,453.821
Retirement 2055 Fund—Advisor Class	28,120,583.470
Retirement 2055 Fund—R Class	29,762,648,664
Retirement 2060 Fund	89,963,507.898
Retirement 2060 Fund—Advisor Class	14,453,214.851
Retirement 2060 Fund—R Class	13,952,460.405
Retirement 2065 Fund	12,435,047.665
Retirement 2065 Fund—Advisor Class	665,809.713
Retirement 2065 Fund—R Class	400,411.149
Retirement Balanced Fund	118,592,677.329
Retirement Balanced Fund—Advisor Class	6,691,194.860
Retirement Balanced Fund—R Class	9,512,911.357
Retirement Blend 2005 Fund	205,668.560
Retirement Blend 2005 Fund—I Class	729,635.642
Retirement Blend 2010 Fund	373,095.599
Retirement Blend 2010 Fund—I Class	358,434.445
Retirement Blend 2015 Fund	675,402.639
Retirement Blend 2015 Fund—I Class	1,289,685.022
Retirement Blend 2020 Fund	2,645,363.033
Retirement Blend 2020 Fund—I Class	4,536,850.497
Retirement Blend 2025 Fund	5,007,086.612
Retirement Blend 2025 Fund—I Class	5,578,998.509
Retirement Blend 2030 Fund	4,791,589.198
Retirement Blend 2030 Fund—I Class	5,760,326.974
Retirement Blend 2035 Fund	4,880,247.980
Retirement Blend 2035 Fund—I Class	5,734,215.533
Retirement Blend 2040 Fund	4,955,678.413
Retirement Blend 2040 Fund—I Class	4,454,451.979
Retirement Blend 2045 Fund	3,589,464.233
Retirement Blend 2045 Fund—I Class	3,620,599.416
Retirement Blend 2050 Fund	2,580,719.577
Retirement Blend 2050 Fund—I Class	3,398,895.070
Retirement Blend 2055 Fund	1,381,824.444
Retirement Blend 2055 Fund—I Class	1,627,848.803

Fund	Outstanding Shares of Capital Stock
Retirement Blend 2060 Fund	557,359.552
Retirement Blend 2060 Fund—I Class	921,442.023
Retirement Blend 2065 Fund	275,056.614
Retirement Blend 2065 Fund—I Class	624,378.033
Retirement I 2005 Fund—I Class	26,798,469.094
Retirement I 2010 Fund—I Class	77,577,538.317
Retirement I 2015 Fund—I Class	134,171,028.706
Retirement I 2020 Fund—I Class	424,227,148.197
Retirement I 2025 Fund—I Class	586,504,501.010
Retirement I 2030 Fund—I Class	778,489,266.051
Retirement I 2035 Fund—I Class	563,426,181.679
Retirement I 2040 Fund—I Class	601,546,796.112
Retirement I 2045 Fund—I Class	427,545,440.702
Retirement I 2050 Fund—I Class	411,736,001.060
Retirement I 2055 Fund—I Class	245,258,145.961
Retirement I 2060 Fund—I Class	120,012,732.131
Retirement I 2065 Fund—I Class	17,132,499.881
Retirement Balanced I Fund—I Class	49,016,470.294
Retirement Income 2020 Fund	15,153,774.177
Science & Technology Fund	121,412,828.019
Science & Technology Fund—Advisor Class	1,412,896.123
Science & Technology Fund—I Class	68,364,231.324
Short Duration Income Fund	3,152,192.212
Short Duration Income Fund—I Class	1,866,369.564
Short-Term Fund	--
Short-Term Bond Fund	346,120,696.990
Short-Term Bond Fund—Advisor Class	1,681,632.314
Short-Term Bond Fund—I Class	664,836,761.210
Short-Term Bond Fund—Z Class	33,436,790.367
Short-Term Government Fund	--
Small-Cap Index Fund	12,322.640
Small-Cap Index Fund—I Class	6,888,729.172
Small-Cap Index Fund—Z Class	1,327,372.572
Small-Cap Stock Fund	45,958,563.471
Small-Cap Stock Fund—Advisor Class	1,090,836.111
Small-Cap Stock Fund—I Class	60,595,376.745
Small-Cap Stock Fund—Z Class	57,894,074.914
Small-Cap Value Fund	93,937,811.719
Small-Cap Value Fund—Advisor Class	1,590,735.720
Small-Cap Value Fund—I Class	60,520,491.984
Small-Cap Value Fund—Z Class	56,856,800.727
Small-Mid Cap ETF	--
Spectrum Conservative Allocation Fund	59,439,204.767
Spectrum Conservative Allocation Fund—I Class	55,426,180.297
Spectrum Diversified Equity Fund	89,805,328.129
Spectrum Diversified Equity Fund—I Class	76,285,037.767
Spectrum Income Fund	178,067,856.055
Spectrum Income Fund—I Class	360,338,381.422
Spectrum International Equity Fund	50,097,549.555
Spectrum International Equity Fund—I Class	63,917,240.219
Spectrum Moderate Allocation Fund	51,044,066.591
Spectrum Moderate Allocation Fund—I Class	46,224,247.254
Spectrum Moderate Growth Allocation Fund	41,183,438.910

Fund	Outstanding Shares of Capital Stock
Spectrum Moderate Growth Allocation Fund—I Class	49,969,891.557
Summit Municipal Income Fund	87,630,601.634
Summit Municipal Income Fund—Advisor Class	36,097.747
Summit Municipal Income Fund—I Class	114,948,246.330
Summit Municipal Intermediate Fund	201,147,497.558
Summit Municipal Intermediate Fund—Advisor Class	437,767.931
Summit Municipal Intermediate Fund—I Class	287,392,714.452
Target 2005 Fund	2,025,280.125
Target 2005 Fund—Advisor Class	13,152.205
Target 2005 Fund—I Class	2,684,039.770
Target 2010 Fund	3,181,698.579
Target 2010 Fund—Advisor Class	36,678.685
Target 2010 Fund—I Class	3,433,335.126
Target 2015 Fund	6,968,421.842
Target 2015 Fund—Advisor Class	126,521.727
Target 2015 Fund—I Class	8,631,720.910
Target 2020 Fund	11,864,543.934
Target 2020 Fund—Advisor Class	575,501.801
Target 2020 Fund—I Class	14,799,426.797
Target 2025 Fund	14,384,004.551
Target 2025 Fund—Advisor Class	478,271.156
Target 2025 Fund—I Class	24,134,521.757
Target 2030 Fund	14,877,192.269
Target 2030 Fund—Advisor Class	500,516.983
Target 2030 Fund—I Class	26,072,929.457
Target 2035 Fund	11,453,252.375
Target 2035 Fund—Advisor Class	213,730.790
Target 2035 Fund—I Class	21,455,782.438
Target 2040 Fund	10,840,831.851
Target 2040 Fund—Advisor Class	378,001.191
Target 2040 Fund—I Class	15,954,376.663
Target 2045 Fund	6,696,285.691
Target 2045 Fund—Advisor Class	407,767.677
Target 2045 Fund—I Class	17,003,634.378
Target 2050 Fund	7,035,220.474
Target 2050 Fund—Advisor Class	321,350.180
Target 2050 Fund—I Class	10,900,355.296
Target 2055 Fund	4,384,155.079
Target 2055 Fund—Advisor Class	273,213.940
Target 2055 Fund—I Class	8,470,862.596
Target 2060 Fund	3,857,246.002
Target 2060 Fund—Advisor Class	209,758.543
Target 2060 Fund—I Class	3,860,564.541
Target 2065 Fund	443,376.768
Target 2065 Fund—Advisor Class	11,803.895
Target 2065 Fund—I Class	887,388.325
Tax-Efficient Equity Fund	5,615,605.966
Tax-Efficient Equity Fund—I Class	10,275,297.407
Tax-Exempt Money Fund	176,843,511.768
Tax-Exempt Money Fund—I Class	486,463,609.516
Tax-Free High Yield Fund	183,599,117.320
Tax-Free High Yield Fund—Advisor Class	495,297.848
Tax-Free High Yield Fund—I Class	169,031,070.446

Fund	Outstanding Shares of Capital Stock
Tax-Free Income Fund	88,412,144.154
Tax-Free Income Fund—Advisor Class	4,995,940.454
Tax-Free Income Fund—I Class	156,855,854.218
Tax-Free Short-Intermediate Fund	158,373,193.572
Tax-Free Short-Intermediate Fund—Advisor Class	493,873.020
Tax-Free Short-Intermediate Fund—I Class	170,648,535.922
Total Equity Market Index Fund	44,793,942.347
Total Return ETF	625,000.000
Total Return Fund	10,158,746.156
Total Return Fund—Advisor Class	98,094.073
Total Return Fund—I Class	67,419,978.241
Transition Fund	212,275.512
Treasury Reserve Fund	2,962,906,209.070
U.S. Equity Research ETF	1,015,000.000
U.S. Equity Research Fund	82,243,097.075
U.S. Equity Research Fund—Advisor Class	981,848.262
U.S. Equity Research Fund—I Class	105,337,568.715
U.S. Equity Research Fund—R Class	2,234,740.687
U.S. Equity Research Fund—Z Class	109,710,487.598
U.S. High Yield ETF	425,000.000
U.S. High Yield Fund	27,170,028.724
U.S. High Yield Fund—Advisor Class	626,144.454
U.S. High Yield Fund—I Class	23,733,485.489
U.S. Large-Cap Core Fund	51,229,943.214
U.S. Large-Cap Core Fund—Advisor Class	342,697.093
U.S. Large-Cap Core Fund—I Class	46,306,348.498
U.S. Large-Cap Core Fund—Z Class	224,055,315.160
U.S. Limited Duration TIPS Index Fund	1,703,626.627
U.S. Limited Duration TIPS Index Fund—I Class	160,269,383.965
U.S. Limited Duration TIPS Index Fund—Z Class	2,179,858.287
U.S. Treasury Intermediate Index Fund	135,156,452.049
U.S. Treasury Intermediate Index Fund—I Class	27,801,331.053
U.S. Treasury Intermediate Index Fund—Z Class	91,375.825
U.S. Treasury Long-Term Index Fund	27,002,867.750
U.S. Treasury Long-Term Index Fund—I Class	40,538,110.894
U.S. Treasury Long-Term Index Fund—Z Class	491,847,139.904
U.S. Treasury Money Fund	5,145,222,563.887
U.S. Treasury Money Fund—I Class	3,639,019,616.261
U.S. Treasury Money Fund—Z Class	4,719,972,723.100
Ultra Short-Term Bond ETF	1,100,000.000
Ultra Short-Term Bond Fund	314,003,447.463
Ultra Short-Term Bond Fund—I Class	193,632,566.520
Ultra Short-Term Bond Fund—Z Class	19,607.843
Value ETF	--
Value Fund	91,338,964.594
Value Fund—Advisor Class	5,950,225.632
Value Fund—I Class	108,627,377.310
Value Fund—Z Class	504,154,958.959
Virginia Tax-Free Bond Fund	61,843,138.235
Virginia Tax-Free Bond Fund—I Class	53,665,977.141

Who are the principal holders of the Funds’ shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated Funds and/or classes, as of March 31, 2023.

Principal Holders of Fund Shares

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
AFRICA & MIDDLE EAST	CHARLES SCHWAB & CO INC	378,511.07	5.63
FUND	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	SAN FRANCISCO CA 94105-1905
	NATIONAL FINANCIAL SERVICES	463,313.51	6.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	JERSEY CITY NJ 07310-2010
AFRICA & MIDDLE EAST	T ROWE PRICE RPS INC	571,250.07	19.42
FUND—I CLASS	FBO TRP PLAN
	TRP AFRICA & MIDDLE EAST I
	BALTIMORE MD 21297-1215
	TD AMERITRADE INC FBO	171,598.11	5.83
	OUR CUSTOMERS
	OMAHA NE 68103-2226
AFRICA & MIDDLE EAST	SPECTRUM INTERNATIONAL EQUITY	793,236.24	100.00(a)
FUND—Z CLASS	FUND
	ATTN FUND ACCOUNTING DEPT
	T ROWE PRICE ASSOCIATES
	BALTIMORE MD 21202-1009
ALL-CAP OPPORTUNITIES	CHARLES SCHWAB & CO INC	11,195,275.46	12.64
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	17,368,098.91	19.60
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ALL-CAP OPPORTUNITIES	CHARLES SCHWAB & CO INC	384,139.10	13.82
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST COMPANY LLC	145,306.02	5.23
	VARIOUS FASCORE LLC RECORDKEPT
	C/O FASCORE LLC
	GREENWOOD VLG CO 80111-5002
	EMPOWER TRUST FBO	615,252.54	22.14
	FBO: SANTA BARBARA COUNTY DCP
	GREENWOOD VLG CO 80111-5002
	NATIONAL FINANCIAL SERVICES	237,308.55	8.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ALL-CAP OPPORTUNITIES	CHARLES SCHWAB & CO INC	8,047,359.38	13.01
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	11,789,817.69	19.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
ALL-CAP OPPORTUNITIES	MODERN WOODMEN OF AMERICA	1,882,705.49	15.39
PORTFOLIO	TOPEKA KS 66636-0001
	NATIONWIDE INSURANCE COMPANY	1,855,482.40	15.16
	C/O IPO PORTFOLIO ACCOUNTING
	COLUMBUS OH 43218-2029
	NATIONWIDE LIFE INSURANCE COMPANY	3,114,441.34	25.45(d)
	COLUMBUS OH 43218-2029
	PARAGON LIFE INSURANCE CO	732,972.25	5.99
	SAINT LOUIS MO 63128-3499
	SECURITY BENEFIT LIFE INS CO	1,676,147.52	13.70
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
	TOPEKA KS 66636-0001
ASIA OPPORTUNITIES	CHARLES SCHWAB & CO INC	307,399.54	7.38
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	615,885.79	14.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	248,063.50	5.96
	JERSEY CITY NJ 07399-0002
ASIA OPPORTUNITIES	NATIONAL FINANCIAL SERVICES	2,342.06	49.95(b)
FUND—ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	857.134	18.28
	VANTAGEPOINT ROTH IRA	237.496	5.06
	C/O MISSIONSQUARE RETIREMENT
	WASHINGTON DC 20002-4239
	WELLS FARGO CLEARING SERVICES LLC	908.065	19.37
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	SAINT LOUIS MO 63103-2523
ASIA OPPORTUNITIES	CHARLES SCHWAB & CO INC	906,469.77	25.23(b)
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	321,381.36	8.94
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE ASSOCIATES	477,067.73	13.28
	ATTN FINANCIAL REPORTING DEPT
	BALTIMORE MD 21202-1009
BALANCED FUND	NATIONAL FINANCIAL SERVICES	8,362,455.32	8.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	19,973,899.01	19.56
	ATTN TRPS INST CONTROL DEPT
	BALTIMORE MD 21297-1215
BALANCED FUND—I CLASS	CHARLES SCHWAB & CO INC	7,906,231.76	10.62
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,945,849.98	5.30
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH ETF	CHARLES SCHWAB & CO INC	2,605,399	18.91
	NATIONAL FINANCIAL SERVICES LLC	1,742,470	12.65
	PERSHING LLC	2,409,154	17.49
	RELIANCE TRUST COMPANY	934,003	6.78
	ATLANTA, GA 30328
	TD AMERITRADE CLEARING, INC.	2,808,577	20.39
	OMAHA, NE 68154-2631
BLUE CHIP GROWTH FUND	CHARLES SCHWAB & CO INC	16,103,285.73	7.39
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	33,043,695.41	15.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	11,666,660.87	5.35
	WELLS FARGO CLEARING SERVICES LLC	31,881,816.10	14.63
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
BLUE CHIP GROWTH	EMPOWER TRUST FBO	655,482.33	5.55
FUND—ADVISOR CLASS	GREAT WEST IRA ADVANTAGE
	EMPOWER TRUST FBO	758,637.19	6.42
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	2,554,759.12	21.63
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
BLUE CHIP GROWTH	CHARLES SCHWAB & CO INC	15,057,992.80	7.53
FUND—I CLASS	EDWARD D JONES & CO	21,778,011.51	10.89
	FOR THE BENEFIT OF CUSTOMERS
	SAINT LOUIS MO 63131-3729
	NATIONAL FINANCIAL SERVICES	29,828,220.10	14.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
BLUE CHIP GROWTH	DCGT AS TTEE AND/OR CUST	381,363.94	6.13
FUND—R CLASS	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	DES MOINES IA 50392-0001
	NATIONWIDE LIFE INSURANCE COMPANY	372,256.08	5.98
	NATIONWIDE LIFE INSURANCE COMPANY	557,401.02	8.96
	SAMMONS FINANCIAL NETWORK LLC	1,558,298.45	25.05(b)
	WEST DES MOINES IA 50266-5911
	STATE STREET BANK AND TRUST AS	896,381.43	14.41
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	BOSTON MA 02111-2901
BLUE CHIP GROWTH	SPECTRUM DIVERSIFIED EQUITY	3,044,533.34	100.00(a)
FUND—Z CLASS	T. ROWE PRICE ASSOCIATES

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
BLUE CHIP GROWTH	EMPOWER ANNUITY INSURANCE	2,762,898.14	8.61
PORTFOLIO	COMPANY OF AMERICA
	CLIENT PLANS
	GREAT-WEST LIFE & ANNUITY INS CO
	ENGLEWOOD CO 80111-5002
	MID ATLANTIC TRUST COMPANY FBO	3,778,292.76	11.77
	MUTUAL OF AMERICA SEPARATE
	ACCT#1
	PITTSBURGH PA 15222-4228
	MID ATLANTIC TRUST COMPANY FBO	8,083,296.76	25.18(d)
	MUTUAL OF AMERICA SEPARATE
	ACCT#2
	NATIONWIDE INSURANCE COMPANY	2,769,190.56	8.63
	NATIONWIDE LIFE INSURANCE COMPANY	3,794,908.07	11.82
	NYLIAC	3,056,822.89	9.52
	ATTN ASHESH UPADHYAY
	NYLIM CENTER
	JERSEY CITY NJ 07302-4600
BLUE CHIP GROWTH	AMERITAS LIFE INSURANCE CORP	1,361,377.37	9.14
PORTFOLIO—II	AMERITAS VARIABLE SEP ACCT VA
	ATTN VARIABLE TRADES
	LINCOLN NE 68510-2234
	JEFFERSON NATIONAL LIFE INS CO	1,989,868.16	13.35
	LOUISVILLE KY 40223-6178
	MIDLAND NATIONAL LIFE INSURANCE CO	1,603,596.09	10.76
	WEST DES MOINES IA 50266-1036
	NATIONWIDE LIFE INSURANCE COMPANY	1,483,094.62	9.95
	PACIFIC SELECT EXEC	3,996,414.03	26.82(d)
	SEPARATE ACCOUNT OF PACIFIC LIFE
	ATTN VARIABLE PRODUCTS ACCOUNTING
	NEWPORT BEACH CA 92660-6307
CALIFORNIA TAX-FREE	CHARLES SCHWAB & CO INC	3,580,057.34	10.71
BOND FUND	REINVEST ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	1,806,743.51	5.40
	ITS CUSTOMERS
	JACKSONVILLE FL 32246-6484
	MORGAN STANLEY SMITH BARNEY LLC	2,269,304.62	6.79
	FOR THE EXCLSIVE BENE OF ITS CUST
	NEW YORK NY 10004-1932
	NATIONAL FINANCIAL SERVICES	12,323,398.65	36.86(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
CALIFORNIA TAX-FREE	CHARLES SCHWAB & CO INC	3,348,130.25	11.27
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
CAPITAL APPRECIATION	CHARLES SCHWAB & CO INC	61,771,470.84	7.07
FUND	REINVEST ACCOUNT
	LPL FINANCIAL	156,149,577.20	17.87
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	SAN DIEGO CA 92121-3091
	NATIONAL FINANCIAL SERVICES	137,231,057.44	15.71
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	59,387,743.35	6.80
	TD AMERITRADE INC FBO	53,900,199.02	6.17
	OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
CAPITAL APPRECIATION	CHARLES SCHWAB & CO INC	2,732,347.98	12.38
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	2,044,397.35	9.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	UMB BANK N/A	7,058,782.26	31.97(b)
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS
	TOPEKA KS 66636-0001
CAPITAL APPRECIATION	CHARLES SCHWAB & CO INC	108,483,246.06	17.04
FUND—I CLASS	NATIONAL FINANCIAL SERVICES	97,236,205.51	15.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	44,349,194.76	6.97
	OUR CUSTOMERS
CHINA EVOLUTION EQUITY	CHARLES SCHWAB & CO INC	155,662.36	7.25
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	117,570.35	5.47
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WENLI ZHENG	142,279.47	6.62
CHINA EVOLUTION EQUITY	CHARLES SCHWAB & CO INC	548,176.18	17.15
FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE ASSOCIATES	597,924.27	18.70
	T ROWE PRICE RPS INC	428,596.46	13.41
	FBO TRP PLAN
	TRP CHINA EVOLUTION EQUITY I
	WENLI ZHENG	263,051.35	8.23
COMMUNICATIONS &	CHARLES SCHWAB & CO INC	2,242,836.17	5.83
TECHNOLOGY FUND	REINVEST ACCOUNT
	LPL FINANCIAL	2,329,389.84	6.06
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	5,174,167.25	13.46
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	2,189,303.11	5.69
	MEDIA & TELECOMMUNICATION FUND
CORPORATE INCOME	T ROWE PRICE RPS INC	1,108,372.28	5.96
FUND—I CLASS	FBO TRP PLAN
	T ROWE PRICE CORP INCOME I
CORPORATE INCOME	SPECTRUM INCOME FUND	32,829,052.95	100.00(a)
FUND—Z CLASS	T. ROWE PRICE ASSOCIATES
CREDIT OPPORTUNITIES	CHARLES SCHWAB & CO INC	1,440,200.47	25.25(b)
FUND	REINVEST ACCOUNT
	LPL FINANCIAL	528,256.35	9.26
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	473,098.16	8.29
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
CREDIT OPPORTUNITIES	CHARLES SCHWAB & CO INC	3,576.93	31.02(b)
FUND—ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	PERSHING LLC	7,565.41	65.60(b)
CREDIT OPPORTUNITIES	CHARLES SCHWAB & CO INC	1,733,766.37	20.65
FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE ASSOCIATES	2,484,688.89	29.59(c)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
DIVERSIFIED MID-CAP	LPL FINANCIAL	1,512,800.25	6.06
GROWTH FUND	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,490,463.68	13.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	1,408,538.96	5.65
DIVERSIFIED MID-CAP	NATIONAL FINANCIAL SERVICES	3,114,456.86	12.76
GROWTH FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PIMS/PRUDENTIAL RETIREMENT	2,984,517.57	12.22
	AS NOMINEE FOR THE TTEE/CUST PL
	STATE OF CONNECTICUT DEFERRED
	HARTFORD CT 06106-1659
DIVIDEND GROWTH ETF	CITIGROUP GLOBAL MARKETS INC.	600,000	6.27
	NEW YORK, NY 10013
	CHARLES SCHWAB & CO INC	1,408,033	14.72
	NATIONAL FINANCIAL SERVICES LLC	2,200,654	23.01
	PERSHING LLC	1,444,611	15.10
	TD AMERITRADE CLEARING, INC.	2,427,226	25.38(f)
DIVIDEND GROWTH FUND	CHARLES SCHWAB & CO INC	17,389,099.39	9.97
	REINVEST ACCOUNT
	LPL FINANCIAL	21,955,087.46	12.59
	OMNIBUS CUSTOMER ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	12,940,646.44	7.42
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	35,198,856.86	20.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	10,051,502.04	5.76
DIVIDEND GROWTH	EMPOWER TRUST FBO	462,466.95	8.20
FUND—ADVISOR CLASS	GREAT WEST IRA ADVANTAGE
	MLPF&S FOR THE SOLE BENEFIT OF	289,870.11	5.14
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	2,552,445.28	45.24(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVIDEND GROWTH	CHARLES SCHWAB & CO INC	12,455,987.43	8.87
FUND—I CLASS	REINVEST ACCOUNT
	EDWARD D JONES & CO	32,693,902.48	23.27
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	22,562,554.68	16.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVIDEND GROWTH	SPECTRUM DIVERSIFIED EQUITY	6,736,996.90	100.00(a)
FUND—Z CLASS	T. ROWE PRICE ASSOCIATES
DYNAMIC CREDIT FUND	NATIONAL FINANCIAL SERVICES	317,995.05	9.31
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE ASSOCIATES	2,475,000.00	72.44(c)
DYNAMIC CREDIT	ANDREW C MC CORMICK	61,150.65	10.70
FUND—I CLASS	LYN R. MC CORMICK JT TEN
	JOHN D BESSON T O D	58,609.24	10.25
	T ROWE PRICE RPS INC	125,538.81	21.96
	FBO TRP PLAN
	TRP DYNAMIC CRED I CL

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
DYNAMIC GLOBAL BOND	CHARLES SCHWAB & CO INC	5,411,039.65	8.33
FUND	REINVEST ACCOUNT
	LPL FINANCIAL	10,023,491.66	15.44
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	26,702,272.90	41.13(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	4,642,010.35	7.15
	RAYMOND JAMES	5,863,293.84	9.03
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
DYNAMIC GLOBAL BOND	CHARLES SCHWAB & CO INC	13,927.06	19.95
FUND—ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	21,067.26	30.17(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	16,348.14	23.42
	T ROWE PRICE ASSOCIATES	10,730.00	15.37
DYNAMIC GLOBAL BOND	CHARLES SCHWAB & CO INC	15,238,083.54	18.24
FUND—I CLASS	REINVEST ACCOUNT
	LADYBIRD & CO	14,368,173.45	17.20
	C/O T ROWE PRICE ASSOC
	BALTIMORE MD 21202-1009
	LADYBUG & CO	7,325,413.21	8.77
	C/O T ROWE PRICE ASSOC
	BALTIMORE MD 21202-1009
	MAC & CO	5,699,199.39	6.82
	ATTN MUTUAL FUND OPERATIONS
	PITTSBURGH PA 15219-2502
	PERSHING LLC	6,899,735.96	8.26
DYNAMIC GLOBAL BOND	RETIREMENT I 2020 FUND	21,316,264.39	5.71
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2025 FUND	28,395,481.10	7.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	31,175,962.15	8.35
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	43,559,968.44	11.66
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	43,663,440.92	11.69
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	47,643,565.49	12.75
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	20,751,273.30	5.55
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	29,245,242.76	7.83
	T. ROWE PRICE ASSOCIATES
EMERGING EUROPE FUND	NATIONAL FINANCIAL SERVICES	683,973.33	6.83
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	618,246.05	6.17
	T ROWE PRICE RPS INC	519,726.74	5.19
	OMNIBUS PLAN
	NEW BUSINESS-CONV ASSTS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING EUROPE	CHRISTOPHER HADDAD	152,201.33	9.61
FUND—I CLASS	LYNN HADDAD JT TEN
	KATHRYN A FOLEY T O D	105,630.12	6.67
	KEVIN M STEPHENSON	88,346.77	5.58
	KAREN S STEPHENSON JT TEN
	T ROWE PRICE RPS INC	257,378.87	16.24
	FBO TRP PLAN
	TRP EMERGING EUROPE I
	T ROWE PRICE TRUST CO	89,494.54	5.65
	CUST FOR THE ROLLOVER IRA OF
	DAVY SHIAN
EMERGING EUROPE	SPECTRUM INTERNATIONAL EQUITY	776,838.91	100.00(a)
FUND—Z CLASS	FUND
	T ROWE PRICE ASSOCIATES
EMERGING MARKETS	NATIONAL FINANCIAL SERVICES	22,109,318.94	33.20(b)
BOND FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS	CHARLES SCHWAB & CO INC	5,210.29	41.33(b)
BOND FUND—	SPECIAL CUSTODY A/C FBO CUSTOMERS
ADVISOR CLASS	MATRIX TRUST COMPANY CUST FBO	4,031.81	31.98(b)
	MODERN FOUNDATIONS, INC 401(K) PSP
	DENVER CO 80202-3304
	MID ATLANTIC TRUST COMPANY FBO	2,905.28	23.05
	CFD LEASING, INC 401(K) PLAN
EMERGING MARKETS	CHARLES SCHWAB & CO INC	3,542,265.64	6.84
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	CHARLES SCHWAB & CO INC	4,309,243.62	8.32
	REINVEST ACCOUNT
	EDWARD D JONES & CO	14,086,081.06	27.20(b)
	FOR THE BENEFIT OF CUSTOMERS
EMERGING MARKETS	RETIREMENT I 2020 FUND	21,441,018.49	6.23
BOND FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2025 FUND	25,598,667.34	7.43
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	23,520,082.18	6.83
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2015	17,730,863.02	5.15
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	43,571,832.83	12.65
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	39,578,971.47	11.49
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	35,741,134.99	10.38
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	59,786,842.33	17.36
	T. ROWE PRICE ASSOCIATES
EMERGING MARKETS	CHARLES SCHWAB & CO INC	2,746,495.79	25.65(b)
CORPORATE BOND FUND	REINVEST ACCOUNT
	LPL FINANCIAL	1,130,579.66	10.56
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	4,455,855.13	41.61(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS	CHARLES SCHWAB & CO INC	6,498.15	41.51(b)
CORPORATE BOND	REINVEST ACCOUNT
FUND—ADVISOR CLASS	LPL FINANCIAL	3,076.37	19.65
	OMNIBUS CUSTOMER ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	2,118.44	13.53
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	3,790.86	24.22
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS	CHARLES SCHWAB & CO INC	26,901,526.38	82.92(b)
CORPORATE BOND	REINVEST ACCOUNT
FUND—I CLASS
EMERGING MARKETS	BALTIMORE EQUITABLE SOCIETY	63,971.94	13.59
CORPORATE MULTI-	ATTN MARY HARLEE
SECTOR ACCOUNT	BALTIMORE MD 21201-3808
PORTFOLIO	GENERAL DYNAMICS CORP 401K	320,537.30	68.11(b)
	PLAN MASTER TRUST CP
	FALLS CHURCH VA 22042-4541
	ILLINOIS STUDENT ASSISTANCE	86,122.67	18.30
	COMMISSION
	ATTN ROGER ROJAS
	DEERFIELD IL 60015-5209
EMERGING MARKETS	LPL FINANCIAL	494,868.72	8.48
DISCOVERY STOCK FUND	OMNIBUS CUSTOMER ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	465,924.29	7.99
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	607,310.67	10.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	VANGUARD BROKERAGE SERVICES	631,378.96	10.83
	VALLEY FORGE PA 19482-1170
EMERGING MARKETS	CHARLES SCHWAB & CO INC	778.738	16.43
DISCOVERY STOCK	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—ADVISOR CLASS	MATRIX TRUST COMPANY AS AGENT	985.178	20.79
	FOR ADVISOR TRUST, INC.
	CRESTWOOD SD (PA) 403(B)
	PERSHING LLC	2,867.61	60.51(b)
EMERGING MARKETS	CHARLES SCHWAB & CO INC	1,510,346.74	5.76
DISCOVERY STOCK	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—I CLASS	LINCOLN INVESTMENT PLANNING, LLC	3,571,791.33	13.62
	FBO LINCOLN CUSTOMERS
	FORT WASHINGTON PA 19034-3275
	MARYLAND COLLEGE INVESTMENT	1,313,578.55	5.01
	PLAN PORTFOLIO 2027
	ATTN FUND ACCOUNTING
	BALTIMORE MD 21202-1013
	MARYLAND COLLEGE INVESTMENT	1,346,598.68	5.13
	PLAN PORTFOLIO 2030
	MARYLAND COLLEGE INVESTMENT	1,789,515.26	6.82
	PLAN EQUITY PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING
	NATIONAL FINANCIAL SERVICES	1,847,414.54	7.04
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS	RETIREMENT I 2030 FUND	19,277,260.20	6.30
DISCOVERY STOCK	T ROWE PRICE ASSOCIATES
FUND—Z CLASS	RETIREMENT I 2035 FUND	16,886,604.9	5.52
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	20,343,384.34	6.65
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	15,297,425.98	5.00
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	27,269,256.64	8.92
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	18,303,087.50	5.98
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	29,369,045.82	9.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	22,091,009.63	7.22
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	17,275,344.63	5.65
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	15,463,411.55	5.06
	T ROWE PRICE ASSOCIATES
EMERGING MARKETS	CHARLES SCHWAB & CO INC	710,217.59	14.50
LOCAL CURRENCY	REINVEST ACCOUNT
BOND FUND	NATIONAL FINANCIAL SERVICES	1,426,668.89	29.13(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS	NATIONAL FINANCIAL SERVICES	559.215	19.31
LOCAL CURRENCY BOND	FOR THE EXCLUSIVE BENEFIT
FUND—ADVISOR CLASS	OF OUR CUSTOMERS
	PERSHING LLC	1,890.33	65.28(b)
	TD AMERITRADE INC FBO	445.099	15.37
	OUR CUSTOMERS
EMERGING MARKETS	CHARLES SCHWAB & CO INC	1,367,096.38	7.09
LOCAL CURRENCY BOND	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—I CLASS	CHARLES SCHWAB & CO INC	5,607,130.43	29.09(b)
	REINVEST ACCOUNT
	HORIZONDECK & CO	5,066,077.03	26.28(a)
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND
	BALTIMORE MD 21202-1009
	PERSHING LLC	4,295,611.44	22.28
EMERGING MARKETS	SPECTRUM INCOME FUND	51,344,674.53	100.00(a)
LOCAL CURRENCY	T. ROWE PRICE ASSOCIATES
BOND FUND—Z CLASS
EMERGING MARKETS	T ROWE PRICE ASSOCIATES	28,074.30	100.00(c)
LOCAL MULTI-SECTOR
ACCOUNT PORTFOLIO
EMERGING MARKETS	CHARLES SCHWAB & CO INC	2,963,602.56	8.45
STOCK FUND	REINVEST ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	1,973,385.85	5.62
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	3,302,547.56	9.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	6,924,270.42	19.73

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS	CHARLES SCHWAB & CO INC	3,058,883.79	6.30
STOCK FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	13,472,171.32	27.74(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,475,271.07	7.16
	OUR CUSTOMERS
EMERGING MARKETS	RETIREMENT I 2030 FUND	5,868,503.92	6.17
STOCK FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	5,058,314.93	5.32
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	6,067,971.47	6.38
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	8,441,331.36	8.88
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	5,544,611.73	5.83
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	8,998,791.02	9.46
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	6,801,727.15	7.15
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	5,361,013.96	5.64
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	4,780,719.42	5.03
	T ROWE PRICE ASSOCIATES
EQUITY INCOME ETF	CITIGROUP GLOBAL MARKETS INC.	600,000	19,39
	CHARLES SCHWAB & CO INC	704,186	22.75
	NATIONAL FINANCIAL SERVICES LLC	332,462	10.74
	PERSHING LLC	595,232	19.23
	TD AMERITRADE CLEARING, INC.	543,413	17.56
EQUITY INCOME FUND	NATIONAL FINANCIAL SERVICES	30,172,211.74	11.65
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	19,843,837.10	7.66
EQUITY INCOME FUND—	MORGAN STANLEY SMITH BARNEY LLC	290,507.50	6.07
ADVISOR CLASS	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	2,352,187.33	49.15(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EQUITY INCOME FUND—	EDWARD D JONES & CO	14,994,901.22	6.76
I CLASS	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	14,301,886.86	6.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EQUITY INCOME FUND—	AMERICAN UNITED LIFE	134,773.00	10.03
R CLASS	AMERICAN UNIT TRUST
	ATTN SEPARATE ACCOUNTS
	INDIANAPOLIS IN 46206-0368
	AMERICAN UNITED LIFE	196,034.31	14.59
	SEPARATE ACCOUNT II
	AXA EQUITABLE FOR SA	68,606.87	5.11
	SECAUCUS NJ 07094-3619
	DCGT AS TTEE AND/OR CUST	74,073.55	5.51
	FBO PLIC VARIOUS RETIREMENT PLANS
	HARTFORD LIFE INSURANCE CO	136,796.89	10.18
	SEPARATE ACCOUNT
	ATTN UNIT OPERATIONS
	HARTFORD CT 06104-2999
	NATIONWIDE TRUST CO FSB	125,548.78	9.35
EQUITY INCOME FUND—	SPECTRUM DIVERSIFIED EQUITY	11,106,676.41	35.37(a)
Z CLASS	T. ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	20,290,412.59	64.63(a)
	T. ROWE PRICE ASSOCIATES
EQUITY INCOME	AMERICAN UNITED LIFE	1,049,633.11	6.67
PORTFOLIO	AMERICAN UNIT TRUST
	AMERICAN UNITED LIFE	1,328,741.27	8.44
	SEPARATE ACCOUNT II
	LINCOLN BENEFIT LIFE CO	1,117,948.04	7.10
	LINCOLN BENEFIT VARIABLE LIFE
	PALATINE IL 60094-4210
	MASS MUTUAL LIFE INS CO	794,427.79	5.05
	ATTN RS FUND OPERATIONS
	SPRINGFIELD MA 01111-0001
	PRUCO LIFE INSURANCE COMPANY	1,491,039.61	9.47
	FLEXIBLE PREMIUM
	VARIABLE ANNUITY ACCOUNT
	ATTN SEPARATE ACCTS
	NEWARK NJ 07102-2917
	SECURITY BENEFIT LIFE INS CO	2,469,630.94	15.68
	FBO T ROWE PRICE NO LOAD V A
EQUITY INCOME	JEFFERSON NATIONAL LIFE INS CO	786,703.88	7.45
PORTFOLIO—II	NATIONWIDE INSURANCE COMPANY	576,830.20	5.46
	NATIOWIDE LIFE INSURANCE COMPANY	1,924,726.78	18.23
	PACIFIC SELECT EXEC	3,370,509.10	31.93(d)
	SEPARATE ACCOUNT OF PACIFIC LIFE
	SEPARATE ACCOUNT 70 OF THE	1,149,102.62	10.88
	AXA EQUITABLE LIFE INSURANCE CO
	NEW YORK NY 10104-1472
	SEPARATE ACCOUNT FP OF THE	813,265.57	7.70
	AXA EQUITABLE LIFE INSURANCE CO
EQUITY INDEX 500 FUND	T ROWE PRICE TRUST CO INC	6,443,733.98	11.49
	ATTN RPS CONTROL DEPT
	OWINGS MILLS MD 21117-4842
	TD AMERITRADE INC FBO	4,166,214.60	7.43
	OUR CUSTOMERS
EQUITY INDEX 500	MARYLAND COLLEGE INVESTMENT PLAN	3,794,915.64	6.28
FUND—I CLASS	EQUITY INDEX 500 PORTFOLIO

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EQUITY INDEX 500	RETIREMENT I 2030 FUND	7,163,073.57	6.34
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	6,227,308.21	5.51
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	7,529,771.97	6.66
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	5,835,536.65	5.16
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2050 FUND	5,757,971.45	5.10
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	10,242,360.09	9.06
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	6,673,278.23	5.91
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	10,913,093.08	9.66
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	8,392,075.09	7.43
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	6,662,517.09	5.90
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	5,982,457.80	5.29
	T ROWE PRICE ASSOCIATES
EQUITY INDEX 500	NYLIAC	57,653.53	6.05
PORTFOLIO	NYLIM CENTER
	SECURITY BENEFIT LIFE INS CO	848,810.17	89.00(d)
	FBO T ROWE PRICE NO LOAD V A
EUROPEAN STOCK FUND	CHARLES SCHWAB & CO INC	2,846,578.51	12.73
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	2,328,206.64	10.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EUROPEAN STOCK	CHARLES SCHWAB & CO INC	861,631.05	8.77
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
EUROPEAN STOCK	SPECTRUM INTERNATIONAL EQUITY	10,211,169.81	100.00(a)
FUND—Z CLASS	FUND
	T ROWE PRICE ASSOCIATES
EXTENDED EQUITY	TD AMERITRADE INC FBO	1,850,813.75	5.70
MARKET INDEX FUND	OUR CUSTOMERS
FINANCIAL SERVICES	CHARLES SCHWAB & CO INC	2,276,464.14	8.63
FUND	REINVEST ACCOUNT
	LPL FINANCIAL	2,406,928.82	9.12
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,856,446.25	14.61
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	1,985,070.54	7.52
FINANCIAL SERVICES	AFFILIATED FM INSURANCE CO.	2,921,891.89	16.09
FUND—I CLASS	JOHNSTON RI 02919-4923
	CHARLES SCHWAB & CO INC	1,193,597.18	6.57
	REINVEST ACCOUNT
	T ROWE PRICE SERVICES INC FBO	1,988,920.56	10.95
	EDUCATION TRUST OF ALASKA
	PORTFOLIO FUTURE TRENDS
	ATTN DAWN WAGNER FIXED INCOME
	BALTIMORE MD 21202-1013

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
FLOATING RATE ETF	CITIGROUP GLOBAL MARKETS INC.	400,000	72.73(f)
	TD AMERITRADE CLEARING, INC.	107,496	19.54
FLOATING RATE FUND	CHARLES SCHWAB & CO INC	12,224,627.14	7.35
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	LPL FINANCIAL	16,545,531.69	9.95
	OMNIBUS CUSTOMER ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	10,507,082.31	6.32
	ITS CUSTOMERS
	MORGAN STANLEY SMITH BARNEY LLC	13,190,497.61	7.93
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	31,128,237.91	18.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	9,712,136.49	5.84
	UBS WM USA	14,904,994.01	8.96
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI
	WEEHAWKEN NJ 07086-6761
	WELLS FARGO CLEARING SERVICES LLC	18,357,837.69	11.04
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
FLOATING RATE FUND—	CHARLES SCHWAB & CO INC	166,803.25	8.72
ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	776,032.06	40.55(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	134,477.68	7.03
	TD AMERITRADE INC FBO	602,802.78	31.50(b)
	OUR CUSTOMERS
FLOATING RATE FUND—	CHARLES SCHWAB & CO INC	29,339,197.73	33.74(b)
I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	7,560,676.96	8.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	6,137,519.33	7.06
	T ROWE PRICE ASSOCIATES	7,058,854.14	8.12
	TD AMERITRADE INC FBO	6,480,267.48	7.45
	OUR CUSTOMERS
FLOATING RATE	RETIREMENT I 2020 FUND	8,472,282.98	5.14
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2025 FUND	10,634,062.55	6.45
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	10,616,850.79	6.44
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	17,240,191.38	10.46
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	16,418,660.65	9.96
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	16,251,576.56	9.86
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	43,694,097.98	26.51(a)
	T. ROWE PRICE ASSOCIATES

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
FLOATING RATE MULTI-	BALTIMORE EQUITABLE SOCIETY	83,280.08	7.20
SECTOR ACCOUNT	ATTN MARY HARLEE
PORTFOLIO	GENERAL DYNAMICS CORP 401K	401,494.66	34.70(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	112,437.57	9.72
	COMMISSION
	ATTN ROGER ROJAS
	T ROWE PRICE ASSOCIATES	402,363.02	34.77(c)
	XCEL ENERGY INC.	157,616.56	13.62
	ATTN GREG ZICK
	MINNEAPOLIS MN 55401-1993
GEORGIA TAX-FREE	CHARLES SCHWAB & CO INC	1,889,446.57	10.26
BOND FUND	REINVEST ACCOUNT
	MARIL & CO FBO	1,228,911.01	6.67
	C/O RELIANCE TRUST COMPANY WI
	MILWAUKEE WI 53223-2422
	NATIONAL FINANCIAL SERVICES	6,311,162.81	34.27(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GEORGIA TAX-FREE	CHARLES SCHWAB & CO INC	2,595,689.12	13.17
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	SEI PRIVATE TRUST COMPANY	7,684,542.11	38.98(b)
	C/O TRUST
	OAKS PA 19456-9989
GLOBAL ALLOCATION	LPL FINANCIAL	9,215,544.53	16.77
FUND	OMNIBUS CUSTOMER ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	3,596,712.46	6.54
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	5,795,909.76	10.55
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	3,432,158.12	6.24
	T ROWE PRICE ASSOCIATES	15,533,327.83	28.26(c)
	UBS WM USA	2,824,039.49	5.14
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI
GLOBAL ALLOCATION	CHARLES SCHWAB & CO INC	25,602.22	6.99
FUND—ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	MLPF&S FOR THE SOLE BENEFIT OF	22,568.70	6.17
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	187,113.97	51.12(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	49,693.93	13.58
GLOBAL ALLOCATION	CHARLES SCHWAB & CO INC	1,513,166.92	8.37
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	CHARLES SCHWAB & CO INC	4,676,093.31	25.87(b)
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	2,216,817.24	12.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	1,114,918.80	6.17
	OUR CUSTOMERS
GLOBAL CONSUMER	NATIONAL FINANCIAL SERVICES	923,191.82	26.63(b)
FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GLOBAL GROWTH	CHARLES SCHWAB & CO INC	694,722.96	6.39
STOCK FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	MLPF&S FOR THE SOLE BENEFIT OF	1,430,971.80	13.16
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	1,796,523.11	16.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	707,572.93	6.51
GLOBAL GROWTH STOCK	ASCENSUS TRUST COMPANY FBO	45,101.49	10.41
FUND—ADVISOR CLASS	FARMINGTON ACUTE CARE
	EMERGENCY SPE
	FARGO ND 58106-0758
	NATIONAL FINANCIAL SERVICES	232,792.19	53.74(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	66,548.25	15.36
GLOBAL GROWTH STOCK	CTC FBO	2,707,946.74	14.40
FUND—I CLASS	TEXAS TUITION PROMISE FUND 529
	OMAHA NE 68130-2033
	NATIONAL FINANCIAL SERVICES	6,152,102.00	32.72(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WASHINGTON SUBURBAN SANITARY	981,497.15	5.22
	COMMISSION RETIREE OTHER POST
	EMPLOYMENT BENEFIT TRUST
	LAUREL MD 20707-5901
GLOBAL HIGH INCOME	CHARLES SCHWAB & CO INC	703,467.40	10.28
BOND FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,236,507.31	18.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	539,662.47	7.88
	OUR CUSTOMERS
GLOBAL HIGH INCOME	CHARLES SCHWAB & CO INC	5,744.50	13.82
BOND FUND—	REINVEST ACCOUNT
ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	10,644.52	25.60(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	19,051.26	45.82(b)
	TD AMERITRADE INC FBO	6,130.71	14.75
	OUR CUSTOMERS
GLOBAL HIGH INCOME	CHARLES SCHWAB & CO INC	2,827,327.74	11.71
BOND FUND—I CLASS	MAC & CO	1,441,581.89	5.97
	MAC & CO	2,018,706.80	8.36
	MAC & CO	1,330,055.63	5.51
	MAC & CO	1,605,848.22	6.65
	BLK SMA
	NATIONAL FINANCIAL SERVICES	6,527,369.56	27.04(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL IMPACT EQUITY	NATIONAL FINANCIAL SERVICES	93,713.55	7.13
FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE ASSOCIATES	675,000.00	51.35(c)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GLOBAL IMPACT EQUITY	EDUCATION TRUST OF ALASKA	190,945.37	24.81
FUND—I CLASS	GLOBAL IMPACT EQUITY PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN FIXED INCOME
	ERIC C MOFFETT	142,573.66	18.52
	MIRI C MOFFETT JT TEN
	T ROWE PRICE RPS INC	55,285.07	7.18
	FBO TRP PLAN
	GLOBAL IMPACT EQUITY-I
GLOBAL INDUSTRIALS	CHARLES SCHWAB & CO INC	595,850.75	11.46
FUND	REINVEST ACCOUNT
	LPL FINANCIAL	697,974.31	13.42
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	896,784.50	17.24
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	265,548.08	5.11
	UBS WM USA	830,647.16	15.97
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI
GLOBAL INDUSTRIALS	NATIONAL FINANCIAL SERVICES	1,671,125.16	30.52(b)
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SUTTER HEALTH	2,185,118.62	39.91(b)
	SACRAMENTO CA 95833-4134
GLOBAL MULTI-SECTOR	CHARLES SCHWAB & CO INC	6,108,617.25	8.78
BOND FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	LPL FINANCIAL	5,551,320.32	7.98
	OMNIBUS CUSTOMER ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	6,334,385.96	9.11
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	8,911,164.25	12.81
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,723,130.76	8.23
	RAYMOND JAMES	4,520,817.35	6.50
	OMNIBUS FOR MUTUAL FUNDS
	TD AMERITRADE INC FBO	3,925,371.48	5.64
	OUR CUSTOMERS
GLOBAL MULTI-SECTOR	CHARLES SCHWAB & CO INC	76,098.99	5.53
BOND FUND— ADVISOR	SPECIAL CUSTODY A/C FBO CUSTOMERS
CLASS	NATIONAL FINANCIAL SERVICES	811,131.83	58.91(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL MULTI-SECTOR	CHARLES SCHWAB & CO INC	11,061,367.82	19.14
BOND FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	5,344,163.22	9.25
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	8,229,495.04	14.24

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GLOBAL REAL ESTATE	CHARLES SCHWAB & CO INC	321,068.05	10.09
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	187,111.08	5.88
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	375,945.15	11.82
	OUR CUSTOMERS
GLOBAL REAL ESTATE	EMPOWER ANNUITY INSURANCE	43,661.41	16.80
FUND—ADVISOR CLASS	FBO FUTURE FUNDS II
	GREENWOOD VLG CO 80111-5002
	EMPOWER TRUST FBO	15,113.34	5.81
	EMPLOYEE BENEFITS CLIENTS 401K - FG
	EMPOWER TRUST FBO	104,181.94	40.08(b)
	EMPLOYEE BENEFITS CLIENTS 401K
	LINCOLN RETIREMENT SERVICES	14,717.20	5.66
	COMPANY
	FORT WAYNE IN 46801-7876
	LINCOLN RETIREMENT SERVICES	15,644.75	6.02
	COMPANY
	FBO PAL DEFERRED COMPENSATION
	PLAN
GLOBAL REAL ESTATE	CHARLES SCHWAB & CO INC	96,972.80	5.72
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	176,092.78	10.39
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	115,328.57	6.80
	FBO TRP PLAN
	TRP GLOBAL REAL ESTATE I
GLOBAL STOCK FUND	CHARLES SCHWAB & CO INC	2,795,957.17	5.20
	REINVEST ACCOUNT
	LPL FINANCIAL	5,058,028.96	9.41
	OMNIBUS CUSTOMER ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	4,781,162.25	8.89
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	13,026,600.29	24.23
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	8,266,313.04	15.38
GLOBAL STOCK FUND—	MORGAN STANLEY SMITH BARNEY LLC	47,258.93	5.37
ADVISOR CLASS	FOR THE EXCL BENEFIT OF ITS CUST
	UMB BANK N/A	607,057.75	68.92(b)
	FBO FIDUCIARY FOR VARIOUS
	RETIREMENT PROGRAMS
GLOBAL STOCK FUND—	AFFILIATED FM INSURANCE CO.	2,990,295.34	6.14
I CLASS	CHARLES SCHWAB & CO INC	5,251,057.46	10.78
	REINVEST ACCOUNT
	EDWARD D JONES & CO	7,156,924.87	14.70
	FOR THE BENEFIT OF CUSTOMERS
	FACTORY MUTUAL INSURANCE CO	5,732,816.32	11.77
	JOHNSTON RI 02919-4923
	NATIONAL FINANCIAL SERVICES	5,753,220.11	11.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,723,862.55	7.65
	OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GLOBAL TECHNOLOGY	CHARLES SCHWAB & CO INC	12,670,201.14	7.15
FUND	REINVEST ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	10,129,652.60	5.72
	FOR THE EXCLSIVE BENE OF ITS CUST
	NATIONAL FINANCIAL SERVICES	20,540,497.63	11.60
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	9,388,543.63	5.30
	OUR CUSTOMERS
GLOBAL TECHNOLOGY	NATIONAL FINANCIAL SERVICES	6,770,722.97	7.03
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL VALUE EQUITY	CHARLES SCHWAB & CO INC	311,294.31	5.16
FUND	REINVEST ACCOUNT
	PERSHING LLC	5,047,819.42	83.69(b)
GLOBAL VALUE EQUITY	CHARLES SCHWAB & CO INC	124,018.91	8.95
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	T ROWE PRICE ASSOCIATES	679,149.29	48.99(c)
	T ROWE PRICE RPS INC	200,295.07	14.45
	FBO TRP PLAN
	GLOBAL VALUE EQUITY I CLASS
GNMA FUND	CHARLES SCHWAB & CO INC	1,903,325.25	5.60
	REINVEST ACCOUNT
GNMA FUND—Z CLASS	SPECTRUM INCOME FUND	65,285,403.11	100.00(a)
	T. ROWE PRICE ASSOCIATES
GOVERNMENT MONEY	T ROWE PRICE ASSOCIATES INC	744,000,228.28	9.85
FUND
GOVERNMENT RESERVE	JPMORGAN CHASE BANK AS AGENT	1,843,608,869.70	12.55
FUND	FOR INSTITUTIONAL FUNDS
	ATTN AMANDA MORLEY
	NEWARK DE 19713-2105
	SEAMILE & CO	2,256,461,426.15	15.36
	C/O T ROWE PRICE ASSOC
	ATTN CAPITAL APPREC FUND
	BALTIMORE MD 21202-1009
	SHERBET & CO	842,116,283.37	5.73
	C/O T ROWE PRICE ASSOC
	ATTN DIVIDEND GROWTH FUND
	BALTIMORE MD 21202-1009
	TUNA & COMPANY	1,247,376,595.90	8.49
	C/O T ROWE PRICE ASSOC
	ATTN NEW INCOME FUND
	BALTIMORE MD 21202-1009
GROWTH STOCK ETF	CITIGROUP GLOBAL MARKETS INC.	600,000	34.29(f)
	CHARLES SCHWAB & CO INC	327,029	18.69
	NATIONAL FINANCIAL SERVICES LLC	138,430	7.91
	PERSHING LLC	327,012	18.69
	TD AMERITRADE CLEARING, INC.	116,213	6.64
GROWTH STOCK FUND	CHARLES SCHWAB & CO INC	12,538,089.69	7.51
	REINVEST ACCOUNT
	LPL FINANCIAL	9,728,335.08	5.82
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	23,154,997.30	13.86
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	22,706,523.00	13.59

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
GROWTH STOCK FUND—	NATIONAL FINANCIAL SERVICES	1,804,746.18	7.47
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NATIONWIDE LIFE INSURANCE CO	1,764,012.29	7.30
	NATIONWIDE LIFE INSURANCE CO	3,718,556.51	15.39
	VANTAGETRUST - UNITIZED	7,710,208.12	31.91(b)
	C/O ICMA RETIREMENT CORPORATION
	WASHINGTON DC 20002-4239
GROWTH STOCK FUND—	CHARLES SCHWAB & CO INC	10,140,312.29	5.53
I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	CHARLES SCHWAB & CO INC	12,791,483.24	6.97
	SAN FRANCISCO CA 94104-4151
	NATIONAL FINANCIAL SERVICES	17,861,435.85	9.74
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GROWTH STOCK FUND—	AXA EQUITABLE FOR SA	1,031,639.26	10.81
R CLASS	HARTFORD LIFE INSURANCE CO	661,295.24	6.93
	SEPARATE ACCOUNT
	STATE STREET BANK AND TRUST AS	1,426,639.91	14.95
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	UMB BANK N/A	1,210,372.48	12.68
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS
	UMB BANK N/A	1,198,626.21	12.56
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS GROUP
GROWTH STOCK	RETIREMENT I 2030 FUND	17,186,945.25	6.35
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	15,034,930.31	5.56
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	17,937,437.38	6.63
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	13,582,877.67	5.02
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	24,221,407.29	8.95
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	16,126,347.64	5.96
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	26,110,004.52	9.65
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	19,682,772.60	7.28
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	15,569,334.28	5.76
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	14,112,977.94	5.22
	T ROWE PRICE ASSOCIATES

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
HEALTH SCIENCES FUND	CHARLES SCHWAB & CO INC	6,968,808.02	6.27
	REINVEST ACCOUNT
	JOHN HANCOCK LIFE	5,958,976.24	5.36
	INSURANCE CO USA
	ATTN JHRPS TRADING OPS
	BOSTON MA 02116-5022
	LPL FINANCIAL	6,765,132.92	6.08
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	14,405,193.00	12.95
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	6,699,794.34	6.02
HEALTH SCIENCES	CHARLES SCHWAB & CO INC	4,631,541.70	7.06
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,779,537.20	5.76
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
HEALTH SCIENCES	AMERICAN NATIONAL GROUP	148,395.96	5.37
PORTFOLIO	UNALLOCATED VA CORP
	ATTN JOHN BURCHETT
	8TH FLOOR CONTROLLERS DEPT
	GALVESTON TX 77550-7947
	MODERN WOODMEN OF AMERICA	683,504.42	24.73(d)
	ATTN MUTUAL FUNDS ACCTG
	NATIONWIDE LIFE AND ANNUITY	800,115.58	28.95(d)
	INSURANCE COMPANY
	COLUMBUS OH 43218-2029
	SECURITY BENEFIT LIFE INS CO	568,773.76	20.58(d)
	FBO T ROWE PRICE NO LOAD V A
HEALTH SCIENCES	MIDLAND NATIONAL LIFE INSURANCE CO	546,487.82	5.11
PORTFOLIO—II	NATIONWIDE LIFE INSURANCE COMPANY	549,500.90	5.14
	NATIONWIDE LIFE INSURANCE COMPANY	639,781.92	5.98
	NATIONWIDE LIFE INSURANCE COMPANY	5,812,545.74	54.32(d)
HIGH YIELD FUND	CHARLES SCHWAB & CO INC	13,728,427.31	7.05
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	16,677,419.34	8.57
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
HIGH YIELD FUND—	CHARLES SCHWAB & CO INC	223,275.32	7.12
ADVISOR CLASS	REINVEST ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	161,761.18	5.16
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	1,653,554.56	52.75(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	VOYA INSTITUTIONAL TRUST COMPANY	181,376.16	5.79
	WINDSOR CT 06095-4774
HIGH YIELD FUND—	EDWARD D JONES & CO	220,842,279.23	49.29(b)
I CLASS	FOR THE BENEFIT OF CUSTOMERS
	FUBON LIFE INSURANCE CO.	30,158,160.42	6.73
	LTD.-FIXED INCOME
	TAIPEI, 105

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
HIGH YIELD FUND—	RETIREMENT I 2020 FUND	28,826,322.96	5.13
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2025 FUND	35,004,960.63	6.22
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	34,095,399.92	6.06
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	58,590,313.39	10.42
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	54,231,213.52	9.64
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	51,885,875.02	9.23
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	161,387,992.75	28.70(a)
	T. ROWE PRICE ASSOCIATES
HIGH YIELD MULTI-SECTOR	BALTIMORE EQUITABLE SOCIETY	114,323.21	11.24
ACCOUNT PORTFOLIO	ATTN MARY HARLEE
	GENERAL DYNAMICS CORP 401K	562,884.28	55.37(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	154,149.19	15.16
	COMMISSION
	ATTN ROGER ROJAS
	T ROWE PRICE ASSOCIATES	185,314.46	18.23
INFLATION PROTECTED	NATIONAL FINANCIAL SERVICES	6,008,551.46	22.55
BOND FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,530,503.34	5.74
	OMNIBUS ACCOUNT
	INFLATION PROTECTED BOND
INFLATION PROTECTED	CHARLES SCHWAB & CO INC	1,448,481.37	6.11
BOND FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,283,358.53	5.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INFLATION PROTECTED	T ROWE PRICE ASSOCIATES	7,722.01	100.00(c)
BOND FUND—Z CLASS
INSTITUTIONAL EMERGING	CAPINCO C/O US BANK NA	4,766,711.72	8.58
MARKETS BOND FUND	MILWAUKEE WI 53212-3958
	EMPOWER TRUST FBO	6,428,168.88	11.58
	RECORDKEEPING FOR VARIOUS BENEFIT
	HORIZONDECK & CO	6,151,413.69	11.08
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND
	LADYBIRD & CO	16,987,601.38	30.59(a)
	LADYBUG & CO	10,375,093.05	18.68
	LAKESIDE & CO	6,008,743.82	10.82
	C/O T ROWE PRICE ASSOC
	BALTIMORE MD 21202-1009

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INSTITUTIONAL EMERGING	GOLDMAN SACHS & CO	5,378,243.33	19.94
MARKETS EQUITY FUND	EXCLUSIVE BENEFIT OF CUSTOMERS
	NEW YORK NY 10004-2434
	LADYBIRD & CO	1,745,466.15	6.47
	LADYBUG & CO	2,711,268.08	10.05
	LAKESIDE & CO	5,417,693.74	20.09
	NATIONAL FINANCIAL SERVICES	2,536,643.45	9.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WELLS FARGO BANK NA FBO	3,015,961.51	11.18
	OMNIBUS ACCOUNT CASH/CASH
	MINNEAPOLIS MN 55480-1533
INSTITUTIONAL FLOATING	CHARLES SCHWAB & CO INC	49,607,753.24	11.83
RATE FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	84,520,464.97	20.16
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SEAMILE & CO	82,709,340.66	19.73
	C/O T ROWE PRICE ASSOC
	ATTN CAPITAL APPREC FUND
	WELLS FARGO BANK NA FBO	33,987,087.66	8.11
	OMNIBUS ACCOUNT CASH/CASH
INSTITUTIONAL FLOATING	LPL FINANCIAL	5,104,111.52	11.40
RATE FUND—F CLASS	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	30,791,374.99	68.78(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,878,800.70	8.66
	OUR CUSTOMERS
INSTITUTIONAL FLOATING	TUNA AND COMPANY	4,403,801.92	100.00(b)
RATE FUND—Z CLASS	C/O T ROWE PRICE ASSOCIATES INC
	ATTN NEW INCOME FUND
INSTITUTIONAL HIGH	BREAD & CO	26,831,678.98	12.57
YIELD FUND	C/O T ROWE PRICE ASSOC
	ATTN BALANCED FUND
	BALTIMORE MD 21202-1009
	FACTORY MUTUAL INSURANCE CO	20,871,738.24	9.78
	GOLDMAN SACHS & CO	16,375,646.56	7.67
	EXCLUSIVE BENEFIT OF CUSTOMERS
	LADYBIRD & CO	11,832,302.23	5.54
	NATIONAL FINANCIAL SERVICES	45,232,347.37	21.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INSTITUTIONAL	CHARLES SCHWAB & CO INC	3,175,795.04	17.81
INTERNATIONAL	SPECIAL CUSTODY A/C FBO CUSTOMERS
DISCIPLINED EQUITY FUND	COLUMBIA TRUST PARTNERS	1,175,668.31	6.59
	SALEM OR 97308-1012
	J.P. MORGAN SECURITIES LLC	1,016,028.49	5.70
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	BROOKLYN NY 11245-0003
	NATIONAL FINANCIAL SERVICES	9,264,980.88	51.94(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INSTITUTIONAL LARGE-CAP	MAC & CO	3,566,471.80	5.63
CORE GROWTH FUND	FBO HIGHMARK HEALTH AHN
	NATIONAL FINANCIAL SERV CORP	20,292,521.62	32.02(b)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	VANGUARD FIDUCIARY TRUST COMPANY	3,994,627.56	6.30
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT
	VALLEY FORGE PA 19482-2600
INSTITUTIONAL LONG	BAND & CO C/O US BANK NA	1,025,197.45	19.01
DURATION CREDIT FUND	MILWAUKEE WI 53212-3958
	CHARLES SCHWAB & CO INC	3,170,218.88	58.78(b)
	REINVEST ACCOUNT
	CHILDRENS HOME SOCIETY OF NJ	858,286.04	15.91
	PENSION FUND
	C/O BRUNO CELLUCCI
	TRENTON NJ 08611-1831
INSTITUTIONAL MID-CAP	CHARLES SCHWAB & CO INC	7,008,728.60	8.31
EQUITY GROWTH FUND	REINVEST ACCOUNT
	KY PUBLIC EMP DEF COMP AUTHORITY	6,189,030.46	7.34
	C/O NATIONWIDE AS CUSTODIAN &
	RECORDKEEPER
	IPO PORTFOLIO ACCOUNTING
	COLUMBUS OH 43218-2029
	NATIONAL FINANCIAL SERVICES	24,340,002.00	28.87(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	THE STATE OF WISC DEF COMP BRD TTEE	8,555,576.16	10.15
	STATE OF WISCONSIN DCP
	C/O FASCORE
	GREENWOOD VLG CO 80111-5002
	VANGUARD FIDUCIARY TRUST COMPANY	6,425,052.80	7.62
	T ROWE INSTITUTIONAL CLASS
INSTITUTIONAL SMALL-CAP	NATIONAL FINANCIAL SERVICES	45,386,900.34	25.34(b)
STOCK FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NORTHERN TRUST COMPANY TR	19,742,827.04	11.02
	FBO PFIZER SAVINGS AND
	INVESTMENT PLAN
	CHICAGO IL 60675-0001
	STATE OF MINNESOTA	33,476,288.60	18.69
	FBO MINNESOTA STATE RETIREMENT
	SYST
	GREENWOOD VLG CO 80111-5002
	T ROWE PRICE RPS INC.	17,393,376.82	9.71
	OMNIBUS
	INSTL SMALL CAP STOCK
	VANGUARD FIDUCIARY TRUST COMPANY	30,573,883.57	17.07
	T ROWE INSTITUTIONAL CLASS
INTEGRATED GLOBAL	CHARLES SCHWAB & CO INC	172,192.80	19.19
EQUITY FUND	REINVEST ACCOUNT
	T ROWE PRICE ASSOCIATES	359,799.55	40.09(c)
INTEGRATED GLOBAL	T ROWE PRICE ASSOCIATES	25,000.00	100.00(c)
EQUITY FUND—
ADVISOR CLASS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTEGRATED GLOBAL	PORT OF SEATTLE POLICE RMT 401 PLAN	51,743.62	5.55
EQUITY FUND—I CLASS	C/O ICMA RETIREMENT CORPORATION
	WASHINGTON DC 20002-4239
	PORT OF SEATTLE WA	389,434.26	41.75(b)
	C/O ICMA RETIREMENT CORPORATION
	WASHINGTON DC 20002-4239
	T ROWE PRICE RPS INC	47,151.73	5.05
	FBO TRP PLAN
	QM GLOBAL EQUITY FUND I
INTEGRATED U.S. LARGE-	CHARLES SCHWAB & CO INC	318,932.68	25.11(b)
CAP VALUE EQUITY FUND	REINVEST ACCOUNT
INTEGRATED U.S. LARGE-	PERSHING LLC	6,433.73	36.80(b)
CAP VALUE EQUITY FUND—	T ROWE PRICE ASSOCIATES	11,050.00	63.20(c)
ADVISOR CLASS
INTEGRATED U.S. LARGE-	T ROWE PRICE RPS INC	114,112.58	14.28
CAP VALUE EQUITY	FBO TRP PLAN
FUND—I CLASS	QM US VALUE EQUITY FUND I
INTEGRATED U.S. SMALL-	LPL FINANCIAL	9,770,644.30	10.01
CAP GROWTH EQUITY	OMNIBUS CUSTOMER ACCOUNT
FUND	MLPF&S FOR THE SOLE BENEFIT OF	5,332,856.26	5.46
	ITS CUSTOMERS
	MORGAN STANLEY SMITH BARNEY LLC	10,925,255.93	11.19
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	15,540,687.09	15.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,992,538.37	6.14
	WELLS FARGO CLEARING SERVICES LLC	6,462,646.36	6.62
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
INTEGRATED U.S. SMALL-	JOHN HANCOCK TRUST COMPANY LLC	118,386.69	23.57
CAP GROWTH EQUITY	BOSTON MA 02116-5022
FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	92,546.93	18.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	UMB BANK CUSTODIAN	246,729.78	49.13(b)
	SECURITY FINANCIAL RESOURCES
	TOPEKA KS 66636-0001
INTEGRATED U.S. SMALL-	CHARLES SCHWAB & CO INC	15,158,456.25	16.12
CAP GROWTH EQUITY	EDWARD D JONES & CO	5,939,570.85	6.32
FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS
	MAC & CO	13,972,489.31	14.86
	NATIONAL FINANCIAL SERVICES	14,222,882.04	15.13
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,199,286.66	5.53
INTEGRATED U.S. SMALL-	LPL FINANCIAL	2,147,294.74	29.27(b)
MID CAP CORE EQUITY	OMNIBUS CUSTOMER ACCOUNT
FUND	PERSHING LLC	928,935.59	12.66
INTEGRATED U.S. SMALL-	CHARLES SCHWAB & CO INC	2,176.05	8.98
MID CAP CORE EQUITY	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—ADVISOR CLASS	PERSHING LLC	8,949.34	36.91(b)
	T ROWE PRICE ASSOCIATES	9,460.00	39.02(c)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTEGRATED U.S. SMALL-	CHARLES SCHWAB & CO INC	1,344,140.07	12.57
MID CAP CORE EQUITY	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—I CLASS	HORIZONDECK & CO	2,917,764.85	27.30(a)
	C/O T ROWE PRICE ASSOCIATES INC
	TRP GAF - QM SMID EQUITY
	NATIONAL FINANCIAL SERVICES	562,394.33	5.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	2,462,207.28	23.03
INTERMEDIATE TAX-FREE	CHARLES SCHWAB & CO INC	750,541.04	35.11(b)
HIGH YIELD FUND	REINVEST ACCOUNT
	LPL FINANCIAL	255,896.14	11.97
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	221,278.93	10.35
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERMEDIATE TAX-FREE	INTERACTIVE BROKERS LLC	0.102	100.00(b)
HIGH YIELD FUND—	GREENWICH CT 06830-5576
ADVISOR CLASS
INTERMEDIATE TAX-FREE	CHARLES SCHWAB & CO INC	2,249,761.56	37.13(b)
HIGH YIELD FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	CINDY PATTERSON	730,944.42	12.06
	VANGUARD BROKERAGE SERVICES	449,108.25	7.41
INTERNATIONAL BOND	CHARLES SCHWAB & CO INC	811,177.41	8.27
FUND (USD HEDGED)	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	760,920.22	7.76
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	1,692,041.27	17.25
INTERNATIONAL BOND	PERSHING LLC	27,392.89	72.70(b)
FUND (USD HEDGED)—	T ROWE PRICE ASSOCIATES	10,287.50	27.30(c)
ADVISOR CLASS
INTERNATIONAL BOND	EDWARD D JONES & CO	85,898,846.53	53.45(b)
FUND (USD HEDGED)—	FOR THE BENEFIT OF CUSTOMERS
I CLASS	LADYBIRD & CO	13,775,841.95	8.57
	LADYBUG & CO	10,486,828.46	6.53
	NATIONAL FINANCIAL SERVICES	15,928,378.01	9.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	10,342,026.53	6.44
INTERNATIONAL BOND	RETIREMENT I 2020 FUND	30,896,063.84	5.69
FUND (USD HEDGED)—	T ROWE PRICE ASSOCIATES
Z CLASS	RETIREMENT I 2025 FUND	41,163,849.04	7.58
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	45,646,712.45	8.40
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	63,157,859.98	11.63
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	63,676,585.00	11.72
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	69,851,712.14	12.86
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	30,760,958.37	5.66
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	40,249,458.16	7.41
	T. ROWE PRICE ASSOCIATES

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTERNATIONAL BOND	CHARLES SCHWAB & CO INC	3,513,359.25	10.19
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	4,456,110.10	12.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL BOND	MORGAN STANLEY SMITH BARNEY LLC	71,933.51	16.05
FUND—ADVISOR CLASS	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	64,248.32	14.34
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	147,666.30	32.95(b)
	OUR CUSTOMERS
	VOYA INSTITUTIONAL TRUST COMPANY	40,106.17	8.95
INTERNATIONAL BOND	CHARLES SCHWAB & CO INC	3,719,963.98	6.16
FUND—I CLASS	REINVEST ACCOUNT
	EDWARD D JONES & CO	3,099,397.57	5.13
	FOR THE BENEFIT OF CUSTOMERS
	HORIZONDECK & CO	3,980,927.36	6.59
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND
	NATIONAL FINANCIAL SERVICES	3,941,889.03	6.53
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	7,182,242.01	11.89
	TD AMERITRADE INC FBO	23,502,820.50	38.92(b)
	OUR CUSTOMERS
INTERNATIONAL BOND	SPECTRUM INCOME FUND	41,191,142.74	100.00(a)
FUND—Z CLASS	T. ROWE PRICE ASSOCIATES
INTERNATIONAL	CHARLES SCHWAB & CO INC	2,411,461.96	36.97(b)
DISCIPLINED EQUITY FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,815,200.03	27.83(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	950,837.37	14.58
	OMNIBUS FOR MUTUAL FUNDS
INTERNATIONAL	EMPOWER TRUST FBO	21,024.94	6.41
DISCIPLINED EQUITY	EMPLOYEE BENEFITS CLIENTS 401K
FUND—ADVISOR CLASS	FIIOC AS AGENT	74,338.54	22.67
	FBO DENTAL ASSOCIATES OF WALPOLE
	401K PROFIT SHARING PLAN & TRUST
	COVINGTON KY 41015-1987
	FIIOC AS AGENT	57,474.19	17.53
	PRO TOOL & SUPPLY, INC AND
	PRO EQUIPMENT RENTAL, INC 401K
	NATIONAL FINANCIAL SERVICES	139,363.22	42.51(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL	CHARLES SCHWAB & CO INC	9,154,883.11	39.01(b)
DISCIPLINED EQUITY	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—I CLASS	MAC & CO	4,356,406.58	18.56
	NATIONAL FINANCIAL SERVICES	1,617,936.90	6.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	3,140,733.55	13.38
	TD AMERITRADE INC FBO	1,190,617.24	5.07
	OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTERNATIONAL	CHARLES SCHWAB & CO	2,643,903.91	5.48
DISCOVERY FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	13,211,378.66	27.38(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	7,639,167.23	15.83
INTERNATIONAL	CHARLES SCHWAB & CO INC	4,669,674.88	7.97
DISCOVERY FUND—	REINVEST ACCOUNT
I CLASS	EDWARD D JONES & CO	12,527,504.96	21.38
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	13,351,200.20	22.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL	SPECTRUM DIVERSIFIED EQUITY	1,228,542.39	55.22(a)
DISCOVERY FUND—	T. ROWE PRICE ASSOCIATES
Z CLASS	SPECTRUM INTERNATIONAL EQUITY	996,307.06	44.78(a)
	FUND
	T ROWE PRICE ASSOCIATES
INTERNATIONAL EQUITY	MARYLAND COLLEGE INVESTMENT PLAN	8,290,664.42	16.71
INDEX FUND	GLOBAL EQUITY MARKET INDEX
	NATIONAL FINANCIAL SERVICES	2,577,881.67	5.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL EQUITY	RETIREMENT BLEND 2020 FUND	331,910.11	6.99
INDEX FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2025 FUND	546,467.89	11.52
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2030 FUND	646,723.89	13.63
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2035 FUND	761,594.21	16.05
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2040 FUND	738,975.45	15.57
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2045 FUND	603,979.45	12.73
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2050 FUND	508,064.97	10.71
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2055 FUND	256,980.97	5.42
	T ROWE PRICE ASSOCIATES
INTERNATIONAL STOCK	CHARLES SCHWAB & CO INC	7,126,436.34	7.39
FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	8,328,259.74	8.63
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	5,008,365.71	5.19
INTERNATIONAL STOCK	CHARLES SCHWAB & CO INC	119,903.16	15.79
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	232,804.59	30.65(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	44,056.86	5.80
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
INTERNATIONAL STOCK	EDWARD D JONES & CO	117,283,180.72	57.75(b)
FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTERNATIONAL STOCK	AMERICAN UNITED LIFE	78,733.44	18.80
FUND—R CLASS	SEPARATE ACCOUNT II
	AXA EQUITABLE FOR SA	36,216.38	8.65
	CAPITAL BANK & TRUST COMPANY TTEE	28,564.93	6.82
	PATTCO LLC 401K
	GREENWOOD VLG CO 80111-5002
	DCGT AS TTEE AND/OR CUST FBO PLIC	125,138.90	29.88(b)
	VARIOUS RETIREMENT PLANS OMNIBUS
INTERNATIONAL STOCK	RETIREMENT I 2030 FUND	30,457,213.71	6.12
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	26,533,776.57	5.33
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	32,088,132.41	6.44
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	43,007,587.89	8.64
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	28,538,174.26	5.73
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	46,399,546.87	9.32
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	34,786,656.63	6.99
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	27,410,895.01	5.51
	T ROWE PRICE ASSOCIATES
INTERNATIONAL STOCK	FARM BUREAU LIFE INS CO	1,249,181.91	7.37
PORTFOLIO	ATTN MUTUAL FUND ACCOUNTING
	WEST DES MOINES IA 50266-5997
	NYLIAC	1,388,264.15	8.19
	NYLIM CENTER
	PRUCO LIFE INSURANCE COMPANY	4,033,867.43	23.80(d)
	PLAZ LIFE
	SECURITY BENEFIT LIFE INS CO	1,207,870.11	7.13
	FBO T ROWE PRICE NO LOAD V A
	TRANSAMERICA LIFE INSURANCE	2,372,674.06	14.00
	COMPANY
	WRL SERIES LIFE CORPORATE ACCOUNT
	CEDAR RAPIDS IA 52499-3830
INTERNATIONAL VALUE	LPL FINANCIAL	3,459,928.72	12.90
EQUITY FUND	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,769,760.32	14.05
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	2,391,839.11	8.92
	OMNIBUS FOR MUTUAL FUNDS
	WELLS FARGO CLEARING SERVICES LLC	2,700,104.51	10.07
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTERNATIONAL VALUE	EMPOWER TRUST FBO	101,916.90	5.25
EQUITY FUND—	EMPLOYEE BENEFITS CLIENTS 401K
ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	101,948.03	5.25
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NATIONWIDE TRUST CO FSB	105,581.72	5.44
	FBO PARTICIPATING RETIREMENT PLANS
	STATE STREET BANK AND TRUST AS	1,111,792.77	57.28(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
INTERNATIONAL VALUE	MARYLAND COLLEGE INVESTMENT	3,578,376.67	6.34
EQUITY FUND—I CLASS	PLAN EQUITY PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING
	PERSHING LLC	3,472,356.99	6.15
	TD AMERITRADE INC FBO	10,517,624.61	18.63
	OUR CUSTOMERS
INTERNATIONAL VALUE	DCGT AS TTEE AND/OR CUST FBO PLIC	130,676.89	5.84
EQUITY FUND—R CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	SAMMONS FINANCIAL NETWORK LLC	1,126,952.77	50.37(b)
	STATE STREET BANK AND TRUST AS	635,204.13	28.39(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
INTERNATIONAL VALUE	RETIREMENT I 2030 FUND	37,192,651.39	6.04
EQUITY FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	32,536,705.84	5.29
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	39,373,090.54	6.40
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	53,550,999.34	8.70
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	35,040,478.86	5.69
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	57,023,021.08	9.26
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	43,559,346.60	7.08
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	34,465,784.94	5.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	30,996,403.03	5.04
	T ROWE PRICE ASSOCIATES
INVESTMENT-GRADE	ALLEN & COMPANY	884,678.16	13.56
CORPORATE MULTI-	NEW YORK NY 10022-3168
SECTOR ACCOUNT	BALTIMORE EQUITABLE SOCIETY	787,878.39	12.08
PORTFOLIO	ATTN MARY HARLEE
	GENERAL DYNAMICS CORP 401K	3,785,915.85	58.04(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	1,064,636.60	16.32
	COMMISSION
	ATTN ROGER ROJAS
JAPAN FUND	CHARLES SCHWAB & CO INC	1,298,740.05	6.49
	REINVEST ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	8,716,268.18	43.58(b)
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	1,340,688.91	6.70
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
JAPAN FUND—I CLASS	CHARLES SCHWAB & CO INC	849,658.14	13.28
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	J.P. MORGAN SECURITIES LLC	428,271.04	6.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NATIONAL FINANCIAL SERVICES	656,602.35	10.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	S KENNETH LEECH	666,499.85	10.42
	EILEEN STUECK LEECH JT TEN
JAPAN FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY	6,591,716.48	100.00(a)
	FUND
	T ROWE PRICE ASSOCIATES
LARGE-CAP GROWTH FUND	LPL FINANCIAL	1,929,174.72	40.00(b)
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	388,439.72	8.05
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,227,976.83	25.46(e)
	OMNIBUS ACCOUNT
	TRP LARGE CAP GROWTH - INV CLASS
	FUND
LARGE-CAP GROWTH	CHARLES SCHWAB & CO INC	16,518,253.35	5.52
FUND—I CLASS	REINVEST ACCOUNT
	EDWARD D JONES & CO	38,064,651.07	12.73
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	73,143,252.34	24.46
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	18,879,283.85	6.31
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
	SAINT LOUIS MO 63102-2748
LARGE-CAP VALUE FUND	CHARLES SCHWAB & CO INC	252,182.69	5.57
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,058,805.20	23.40
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	247,095.23	5.46
	VANGUARD FIDUCIARY TRUST COMPANY	878,950.76	19.42
	T ROWE PRICE RETAIL CLASS FUNDS
	ATTN OUTSIDE FUNDS
LARGE-CAP VALUE	MAC & CO	13,467,115.78	9.35
FUND—I CLASS	ATTN MUTUAL FUND OPERATION
	NATIONAL FINANCIAL SERVICES	56,934,827.80	39.54(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	27,556,708.27	19.14
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
LATIN AMERICA FUND	CHARLES SCHWAB & CO INC	1,373,203.06	9.23
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,630,689.99	10.96
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
LATIN AMERICA FUND—	T ROWE PRICE RPS INC	483,392.42	10.33
I CLASS	FBO TRP PLAN
	TRP LATIN AMERICA I
	WASHINGTON & CO C/O US BANK NA	397,964.37	8.51
	MILWAUKEE WI 53212-3958
LATIN AMERICA FUND—	SPECTRUM INTERNATIONAL EQUITY	842,986.57	100.00(a)
Z CLASS	FUND
	T ROWE PRICE ASSOCIATES
LIMITED DURATION	CHARLES SCHWAB & CO INC	4,189,872.10	14.17
INFLATION FOCUSED	REINVEST ACCOUNT
BOND FUND	LPL FINANCIAL	2,553,104.89	8.64
	NATIONAL FINANCIAL SERVICES	2,634,725.31	8.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	6,019,361.31	20.36
LIMITED DURATION	PERSHING LLC	11,169,997.96	5.74
INFLATION FOCUSED	T ROWE PRICE SERVICES INC FBO	10,964,871.08	5.63
BOND FUND—I CLASS	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2025-2028
	T ROWE PRICE SERVICES INC FBO	54,950,102.82	28.24(b)
	EDUCATION TRUST OF ALASKA
	ENROLLMENT PORTFOLIO
	T ROWE PRICE SERVICES INC FBO	81,904,488.99	42.09(b)
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2021-2024
LIMITED DURATION	RETIREMENT I 2020 FUND	116,640,219.66	9.03
INFLATION FOCUSED	T ROWE PRICE ASSOCIATES
BOND FUND—Z CLASS	RETIREMENT I 2025 FUND	119,780,085.15	9.28
	T ROWE PRICE ASSOCIATES
	RETIREMENT INCOME PORTFOLIO	68,943,418.64	5.34
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2010	82,433,558.26	6.39
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2015	108,041,267.99	8.37
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	236,982,526.17	18.36
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	185,620,855.58	14.38
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	88,313,684.32	6.84
	T ROWE PRICE ASSOCIATES
LIMITED-TERM BOND	EMPOWER ANNUITY INSURANCE	3,051,280.61	8.86
PORTFOLIO	COMPANY OF AMERICA
	CLIENT PLANS
	GREAT-WEST LIFE & ANNUITY INS CO
	JPMORGAN CHASE BANK CUST FBO	11,673,712.71	33.90(d)
	INTELLIGENT VARIABLE ANNUITY
	TIAA-CREF LIFE SEP A/C VA-1 OF
	TIAA-CREF LIFE INSURANCE CO
	CHARLOTTE NC 28262-8551
	NATIONWIDE INSURANCE COMPANY	5,650,690.02	16.41
	NATIONWIDE LIFE INSURANCE COMPANY	1,916,445.97	5.57
	SECURITY BENEFIT LIFE INS CO	2,064,415.67	5.99
	FBO T ROWE PRICE NO LOAD V A
	TRANSAMERICA LIFE INSURANCE CO	2,910,693.73	8.45
	EM PRIVATE PLACEMENT ADVANTAGE V

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
LIMITED-TERM BOND	JEFFERSON NATIONAL	3,441,878.51	96.35(d)
PORTFOLIO—II	LIFE INS CO
MARYLAND SHORT-TERM	CHARLES SCHWAB & CO INC	2,268,131.18	17.65
TAX-FREE BOND FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,376,453.39	10.71
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	2,427,141.85	18.89
	TD AMERITRADE INC FBO	757,042.25	5.89
	OUR CUSTOMERS
MARYLAND TAX-FREE	CHARLES SCHWAB & CO INC	9,338,488.69	9.30
BOND FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	19,238,669.74	19.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
MARYLAND TAX-FREE	SAXON & CO	6,779,665.48	5.53
BOND FUND—I CLASS	CLEVELAND OH 44101-4597
MARYLAND TAX-FREE	LPL FINANCIAL	1,044,879.10	5.06
MONEY FUND	OMNIBUS CUSTOMER ACCOUNT
	RBC CAPITAL MARKETS, LLC	1,450,024.18	7.02
	MUTUAL FUND OMNIBUS PROCESSING
	ATTN MUTUAL FUND OPS MANAGER
	MINNEAPOLIS MN 55401-1931
MARYLAND TAX-FREE	ARNOLD SAGNER AGENT POA	5,809,100.70	7.34
MONEY FUND—I CLASS	MONICA SAGNER TR
	MONICA SAGNER REVOCABLE TRUST
	BARBARA T TICE T O D	6,114,513.98	7.73
	MARY JOHN MILLER	11,124,685.77	14.06
	JAMES D MILLER JT TEN
MID-CAP GROWTH FUND	CHARLES SCHWAB & CO INC	8,419,261.48	6.48
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERV CORP	23,092,862.91	17.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO	22,328,700.05	17.20
	ATTN ASSET RECONCILIATIONS
	WELLS FARGO CLEARING SERVICES LLC	12,444,740.84	9.58
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
MID-CAP GROWTH FUND—	CHARLES SCHWAB & CO INC	144,128.07	5.28
ADVISOR CLASS	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST	140,774.80	5.16
	FBO PLIC VARIOUS RETIREMENT PLANS
	LINCOLN RETIREMENT SERVICES	155,561.91	5.70
	COMPANY
	FBO UNIVERSITY HOSPITAL 401K PLAN
	MATRIX TRUST COMPANY CUST FBO	157,250.57	5.76
	VERMEER CORPORATION 401(K) RETIRE
	NATIONAL FINANCIAL SERVICES	1,025,193.52	37.56(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
MID-CAP GROWTH	CHARLES SCHWAB & CO INC	15,316,602.48	12.72
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	15,323,819.01	12.73
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
MID-CAP GROWTH	AMERICAN UNITED LIFE	51,647.72	14.08
FUND—R CLASS	SEPARATE ACCOUNT II
	EMPOWER TRUST COMPANY LLC	28,843.74	7.86
	VARIOUS FASCORE LLC RECORDKEPT
	EMPOWER TRUST FBO	22,350.44	6.09
	RECORDKEEPING FOR VARIOUS BENEFIT
	NATIONAL FINANCIAL SERVICES	44,325.39	12.08
	NATIONWIDE TRUST CO FSB	34,585.53	9.43
	STATE STREET BANK AND TRUST AS	25,079.32	6.84
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	60,588.02	16.52
	WINDSOR CT 06095-4774
MID-CAP GROWTH	RETIREMENT I 2030 FUND	3,243,721.66	6.44
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	2,777,110.69	5.51
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	3,362,815.72	6.67
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	4,465,085.02	8.86
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	3,073,603.69	6.10
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	4,895,083.36	9.71
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	3,590,231.72	7.12
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	2,797,519.02	5.55
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	2,536,497.46	5.03
	T ROWE PRICE ASSOCIATES
MID-CAP GROWTH	C M LIFE INSURANCE CO	2,064,281.65	12.78
PORTFOLIO	ATTN FUND OPERATIONS
	SPRINGFIELD MA 01111-0001
	FARM BUREAU LIFE INS CO	926,294.00	5.74
	ATTN MUTUAL FUND ACCOUNTING
	M M L BAYSTATE LIFE INS CO	1,624,476.61	10.06
	ATTN RS FUND OPERATIONS
	SPRINGFIELD MA 01111-0001
	MASS MUTUAL LIFE INS CO	2,117,267.30	13.11
	ATTN FUND OPERATIONS
	MODERN WOODMEN OF AMERICA	3,170,617.08	19.63
	ATTN MUTUAL FUNDS ACCTG
	SECURITY BENEFIT LIFE INS CO	2,360,778.63	14.62
	FBO T ROWE PRICE NO LOAD V A
MID-CAP GROWTH	LINCOLN NATIONAL LIFE INS CO	178,818.10	8.55
PORTFOLIO—II	ATTN CAMMIE KLINE
	FORT WAYNE IN 46802-3506
	NATIONWIDE INSURANCE COMPANY	1,231,472.01	58,87(d)
	NATIONWIDE LIFE INSURANCE COMPANY	653,737.07	31.25(d)
MID-CAP INDEX FUND	T ROWE PRICE ASSOCIATES	12,131.23	100.00(c)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
MID-CAP INDEX FUND—	EDUCATION TRUST OF ALASKA	483,975.28	7.98
I CLASS	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	EDUCATION TRUST OF ALASKA	2,415,163.88	39.80(b)
	TOTAL EQUITY MARKET INDEX
	PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	MARYLAND COLLEGE INVESTMENT PLAN	1,127,375.05	18.58
	EXTENDED EQUITY INDEX PORTFOLIO
	MARYLAND COLLEGE INVESTMENT PLAN	1,730,603.44	28.52(b)
	GLOBAL EQUITY MARKET INDEX
MID-CAP INDEX FUND—	RETIREMENT BLEND 2020 FUND	81,222.64	6.99
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2025 FUND	134,865.65	11.61
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2030 FUND	159,021.91	13.69
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2035 FUND	187,566.80	16.15
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2040 FUND	181,209.78	15.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2045 FUND	146,005.64	12.57
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2050 FUND	124,008.23	10.68
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2055 FUND	62,395.04	5.37
	T ROWE PRICE ASSOCIATES
MID-CAP VALUE FUND	CHARLES SCHWAB & CO INC	7,104,204.56	5.08
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	22,888,585.61	16.36
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	11,178,234.65	7.99
	PLAN OMNIBUS ACCT
	NEW BUSINESS GROUP
MID-CAP VALUE FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	128,222.60	5.26
ADVISOR CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST COMPANY LLC	171,347.77	7.02
	RECORDKEEPING FOR LARGE BENEFIT PL
	LINCOLN RETIREMENT SERVICES	163,746.47	6.71
	COMPANY
	FBO CAROLINAEAST MEDICAL CENTER
	NATIONAL FINANCIAL SERVICES	470,959.57	19.30
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	409,275.66	16.77
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
MID-CAP VALUE FUND—	CHARLES SCHWAB & CO INC	8,886,997.49	5.75
I CLASS	EDWARD D JONES & CO	9,366,599.42	6.06
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	20,807,326.47	13.46
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
MID-CAP VALUE FUND—	NATIONWIDE TRUST CO FSB	1,825,645.09	42.70(b)
R CLASS	STATE STREET BANK AND TRUST AS	1,711,745.43	40.04(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
MID-CAP VALUE FUND—	RETIREMENT I 2030 FUND	9,178,661.88	6.14
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	8,009,084.94	5.36
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	9,637,247.81	6.45
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	13,337,879.52	8.93
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	8,879,963.37	5.94
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	14,348,156.94	9.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	10,858,454.41	7.27
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	8,471,557.88	5.67
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	7,619,030.51	5.10
	T ROWE PRICE ASSOCIATES
MODERATE ALLOCATION	AMERICAN NATIONAL GROUP	508,627.78	5.70
PORTFOLIO	UNALLOCATED VA CORP
	ATTN JOHN BURCHETT
	8TH FLOOR CONTROLLERS DEPT
	FARM BUREAU LIFE INS CO	913,093.96	10.22
	ATTN MUTUAL FUND ACCOUNTING
	MODERN WOODMEN OF AMERICA	2,031,298.68	22.74
	ATTN PRODUCT VALUATION
	PARAGON LIFE INSURANCE CO	1,207,539.15	13.52
	SECURITY BENEFIT LIFE INS CO	1,619,345.10	18.13
	FBO T ROWE PRICE NO LOAD V A
MORTGAGE-BACKED	ALLEN & COMPANY	1,297,885.24	9.03
SECURITIES MULTI-SECTOR	BALTIMORE EQUITABLE SOCIETY	1,320,843.23	9.19
ACCOUNT PORTFOLIO	ATTN MARY HARLEE
	GENERAL DYNAMICS CORP 401K	6,318,837.23	43.98(b)
	PLAN MASTER TRUST CP
	ILLINOIS STUDENT ASSISTANCE	1,790,685.44	12.46
	COMMISSION
	ATTN ROGER ROJAS
	XCEL ENERGY INC.	3,639,690.37	25.33(b)
	ATTN GREG ZICK
MULTI-STRATEGY TOTAL	CHARLES SCHWAB & CO INC	427,983.41	12.10
RETURN FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	LPL FINANCIAL	498,778.63	14.10
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	368,522.88	10.42
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	490,969.00	13.88
	TD AMERITRADE INC FBO	414,838.93	11.73
	OUR CUSTOMERS
	VANGUARD BROKERAGE SERVICES	283,635.55	8.02

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
MULTI-STRATEGY TOTAL	HORIZONDECK & CO	3,026,953.63	9.29
RETURN FUND—I CLASS	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP GLOBAL ALLOCATION FUND
	LADYBIRD & CO	10,579,655.20	32.49(a)
	LADYBUG & CO	8,130,163.98	24.97
	LAKESIDE & CO	7,699,372.55	23.64
NEW ASIA FUND	CHARLES SCHWAB & CO INC	6,608,191.18	8.59
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	10,759,863.90	13.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW ASIA FUND—I CLASS	CHARLES SCHWAB & CO INC	7,491,488.83	8.54
	REINVEST ACCOUNT
	J.P. MORGAN SECURITIES LLC	26,835,048.00	30.60(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	MITRA & CO FBO VA	6,020,310.38	6.87
	MILWAUKEE WI 53223-2422
NEW ASIA FUND—Z CLASS	SPECTRUM INTERNATIONAL	11,050,315.77	100.00(a)
	EQUITY FUND
	T ROWE PRICE ASSOCIATES
NEW ERA FUND	CHARLES SCHWAB & CO INC	1,920,768.01	5.66
	REINVEST ACCOUNT
	LPL FINANCIAL	1,733,626.99	5.11
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	3,532,213.85	10.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	1,739,537.05	5.12
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
NEW ERA FUND—I CLASS	NATIONAL FINANCIAL SERVICES	14,775,344.05	37.28(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,465,117.06	8.74
	OUR CUSTOMERS
NEW HORIZONS FUND	CHARLES SCHWAB & CO INC	10,711,218.29	5.29
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	41,601,777.88	20.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	32,320,912.66	15.96
NEW HORIZONS FUND—	NATIONAL FINANCIAL SERVICES	45,634,918.55	19.86
I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
NEW HORIZONS FUND—	RETIREMENT I 2030 FUND	2,537,268.62	6.22
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	2,163,403.49	5.31
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	2,611,601.02	6.41
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	2,037,795.66	5.00
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	3,501,683.22	8.59
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	2,350,248.46	5.76
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	3,815,323.68	9.36
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	2,838,202.36	6.96
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	2,265,012.76	5.56
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	2,075,375.14	5.09
	T ROWE PRICE ASSOCIATES
NEW INCOME FUND	NATIONAL FINANCIAL SERVICES	6,031,287.37	5.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,712,396.33	5.60
	T ROWE PRICE TRUST CO INC	8,759,546.60	8.58
NEW INCOME FUND—	EMPOWER TRUST FBO	96,486.80	8.40
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	MORGAN STANLEY SMITH BARNEY LLC	101,259.44	8.82
	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	69,863.72	6.08
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	175,445.99	15.28
	STATE STREET BANK AND TRUST AS	60,788.21	5.29
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VANTAGEPOINT ROTH IRA	60,405.76	5.26
	VANTAGEPOINT TRADITIONAL IRA	260,983.68	22.72
NEW INCOME FUND—	EDUCATION TRUST OF ALASKA	25,006,305.96	7.71
I CLASS	PORTFOLIO 2024
	C/O T ROWE PRICE ASSOCIATES
	EDWARD D JONES & CO	20,548,618.28	6.33
	FOR THE BENEFIT OF CUSTOMERS
	PERSHING LLC	33,103,152.68	10.20
	T ROWE PRICE SERVICES INC FBO	31,246,542.32	9.63
	EDUCATION TRUST OF ALASKA
	PORTFOLIO FOR EDUCATION TODAY
NEW INCOME FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	14,913.96	10.72
R CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	MATRIX TRUST COMPANY CUST FBO	17,122.61	12.30
	FAMILY HOME OFFICE LLC 401(K) PLAN
	NATIONWIDE TRUST CO FSB	19,468.66	13.99
	STATE STREET BANK AND TRUST AS	70,776.72	50.85(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
NEW INCOME FUND—	RETIREMENT I 2020 FUND	84,812,427.02	5.76
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2025 FUND	112,512,484.49	7.64
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2030 FUND	125,174,508.78	8.50
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	174,573,315.23	11.86
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	175,398,360.81	11.92
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	192,596,936.91	13.09
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	82,213,560.20	5.59
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	99,642,098.85	6.77
	T. ROWE PRICE ASSOCIATES
NEW JERSEY TAX-FREE	CHARLES SCHWAB & CO INC	1,164,638.41	6.29
BOND FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	7,487,989.48	40.44(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW JERSEY TAX-FREE	SAXON & CO	1,106,826.34	9.44
BOND FUND—I CLASS
NEW YORK TAX-FREE	CHARLES SCHWAB & CO INC	1,509,782.55	7.65
BOND FUND	REINVEST ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	1,035,700.99	5.25
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	2,313,266.20	11.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	1,026,540.02	5.20
	OUR CUSTOMERS
NEW YORK TAX-FREE	CHARLES SCHWAB & CO INC	1,586,570.42	7.62
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
OVERSEAS STOCK FUND	NATIONAL FINANCIAL SERVICES	31,613,727.31	7.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	74,597,152.10	16.91
	OMNIBUS FOR MUTUAL FUNDS
	WELLS FARGO CLEARING SERVICES LLC	239,217,670.51	54.24(b)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
OVERSEAS STOCK FUND—	NATIONAL FINANCIAL SERVICES	36,840,795.42	93.88(b)
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
OVERSEAS STOCK	CHARLES SCHWAB & CO INC	34,011,343.64	7.60
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	CHARLES SCHWAB & CO INC	36,075,122.23	8.06
	EDWARD D JONES & CO	59,188,335.77	13.22
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	80,480,646.44	17.98
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WELLS FARGO BANK NA FBO	28,482,866.98	6.36
	OMNIBUS CASH

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
OVERSEAS STOCK	RETIREMENT I 2030 FUND	55,198,021.00	6.30
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	48,293,711.31	5.51
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	58,232,735.17	6.64
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	44,493,886.96	5.07
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	78,620,425.81	8.97
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	52,479,574.99	5.99
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	85,053,963.78	9.70
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	63,932,424.18	7.29
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	50,109,433.12	5.71
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	44,957,096.92	5.13
	T ROWE PRICE ASSOCIATES
QM U.S. BOND ETF	CITIGROUP GLOBAL MARKETS INC.	400,000	42.11(f)
	CHARLES SCHWAB & CO INC	228,470	24.05
	U.S. BANK N/A	270,843	28.51
	MILWAUKEE, WI 53226
QM U.S. BOND INDEX FUND	CHARLES SCHWAB & CO INC	7,065,106.15	10.68
	REINVEST ACCOUNT
	LPL FINANCIAL	5,331,530.57	8.06
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	16,836,319.61	25.46(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
QM U.S. BOND INDEX	EDUCATION TRUST OF ALASKA	9,673,353.12	17.49
FUND—I CLASS	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	T ROWE PRICE CHARITABLE	2,980,003.51	5.39
	BALANCED INDEX POOL
QM U.S. BOND INDEX	RETIREMENT BLEND 2015 FUND	249,265.12	5.61
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2020 FUND	871,606.37	19.62
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2025 FUND	1,199,277.35	27.00(a)
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2030 FUND	939,432.62	21.15
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2035 FUND	612,091.45	13.78
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2040 FUND	233,007.99	5.25
	T ROWE PRICE ASSOCIATES
REAL ASSETS FUND	NATIONAL FINANCIAL SERVICES	1,183,836.37	11.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	848,568.65	8.09
	RAYMOND JAMES	3,667,947.61	34.96(b)
	OMNIBUS FOR MUTUAL FUNDS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
REAL ASSETS FUND—	BREAD & CO	9,768,046.07	16.41
I CLASS	C/O T ROWE PRICE ASSOC
	ATTN BALANCED FUND
	LADYBUG & CO	4,250,306.06	7.14
	LAKESIDE & CO	8,841,064.63	14.85
REAL ASSETS FUND—	RETIREMENT I 2030 FUND	26,498,231.04	6.30
Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	22,939,343.13	5.45
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	27,704,550.53	6.58
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	21,115,322.98	5.02
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	37,259,198.78	8.85
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	24,684,520.96	5.86
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	40,138,659.22	9.54
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	29,942,411.69	7.11
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	24,111,871.37	5.73
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	21,435,624.78	5.09
	T ROWE PRICE ASSOCIATES
REAL ESTATE FUND	CHARLES SCHWAB & CO INC	3,117,740.27	5.25
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	17,011,791.86	28.67(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
REAL ESTATE FUND—	CHARLES SCHWAB & CO INC	73,640.22	6.10
ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST FBO	202,741.79	16.81
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	254,018.45	21.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	71,606.31	5.94
REAL ESTATE FUND—	INTERNATIONAL PAPER COMPANY	2,286,634.51	7.92
I CLASS	MODERATE PORTFOLIO
	STAMFORD CT 06901-3284
	NATIONAL FINANCIAL SERVICES	1,888,930.74	6.55
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT 2005 FUND	NATIONAL FINANCIAL SERVICES	6,845,924.47	8.55
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	4,998,157.82	6.24
	OMNIBUS ACCOUNT - RETIREMENT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2005 FUND—	NATIONAL FINANCIAL SERV CORP	375,742.15	13.07
ADVISOR CLASS	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	RELIANCE TRUST COMPANY FBO	222,566.61	7.74
	RETIREMENT PLANS SERVICED BY
	METLIFE
	GREENWOOD VLG CO 80111-5002
	VANTAGEPOINT ROTH IRA	165,303.53	5.75
	VANTAGEPOINT TRADITIONAL IRA	1,005,918.21	34.98(b)
RETIREMENT 2005	AXA EQUITABLE FOR SA	265,573.25	8.26
FUND—R CLASS	STATE STREET BANK AND TRUST AS	1,746,586.24	54.30(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	523,672.46	16.28
RETIREMENT 2010 FUND	NATIONAL FINANCIAL SERVICES	13,981,009.55	8.10
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT 2010 FUND—	EMPOWER TRUST COMPANY LLC	1,088,816.72	10.25
ADVISOR CLASS	EMPOWER BENEFIT PLANS
	LINCOLN FINANCIAL GROUP TRUST CO	701,926.01	6.61
	FBO ROLLOVER IRA PLANS
	CONCORD NH 03301-3258
	NATIONAL FINANCIAL SERVICES	789,701.45	7.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	593,354.72	5.59
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	VANTAGEPOINT TRADITIONAL IRA	621,529.90	5.85
RETIREMENT 2010	AXA EQUITABLE FOR SA	335,178.92	5.09
FUND—R CLASS	STATE STREET BANK AND TRUST AS	3,340,618.44	50.77(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2015 FUND	NATIONAL FINANCIAL SERVICES	28,419,566.65	8.90
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	20,279,575.62	6.35
	OMNIBUS ACCOUNT - RETIREMENT
RETIREMENT 2015 FUND—	LINCOLN FINANCIAL GROUP TRUST CO	1,231,556.21	8.20
ADVISOR CLASS	FBO ROLLOVER IRA PLANS
	NATIONAL FINANCIAL SERV CORP	2,812,285.35	18.72
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	VALIC SEPARATE ACCOUNT A	1,128,734.84	7.51
	HOUSTON TX 77019-2107
	VANTAGEPOINT TRADITIONAL IRA	1,118,984.28	7.45
RETIREMENT 2015	AXA EQUITABLE FOR SA	1,026,023.63	8.80
FUND—R CLASS	STATE STREET BANK AND TRUST AS	5,626,945.03	48.26(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	942,493.08	8.08

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2020 FUND	NATIONAL FINANCIAL SERVICES	70,270,273.03	13.53
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	50,482,761.08	9.72
	OMNIBUS ACCOUNT
	RETIREMENT 2020
RETIREMENT 2020 FUND—	CHARLES SCHWAB & CO INC	2,390,405.99	5.27
ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST FBO	2,465,793.00	5.44
	EMPOWER BENEFIT PLANS
	NATIONAL FINANCIAL SERVICES	6,196,961.38	13.67
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	2,328,963.38	5.14
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2020	STATE STREET BANK AND TRUST AS	19,791,226.63	51.72(b)
FUND—R CLASS	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2025 FUND	NATIONAL FINANCIAL SERVICES	110,097,817.02	16.49
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	93,332,520.12	13.98
	OMNIBUS ACCOUNT - RETIREMENT
RETIREMENT 2025 FUND—	EMPOWER TRUST FBO	3,698,771.19	6.72
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERV CORP	11,070,996.61	20.11
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	STATE STREET BANK AND TRUST AS	3,406,229.72	6.19
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	4,178,840.42	7.59
RETIREMENT 2025	AXA EQUITABLE FOR SA	4,874,985.00	9.04
FUND—R CLASS	STATE STREET BANK AND TRUST AS	27,476,997.28	50.94(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	4,399,174.51	8.15
RETIREMENT 2030 FUND	NATIONAL FINANCIAL SERVICES	95,323,592.03	16.48
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	80,210,619.83	13.86
	OMNIBUS ACCOUNT
	RETIREMENT 2030

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2030 FUND—	CHARLES SCHWAB & CO INC	3,830,708.91	5.55
ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST COMPANY LLC	4,038,025.98	5.85
	EMPOWER BENEFIT PLANS
	EMPOWER TRUST FBO	4,011,818.57	5.81
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	9,725,753.20	14.10
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	4,491,608.74	6.51
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2030	AXA EQUITABLE FOR SA	3,821,540.10	5.98
FUND—R CLASS	STATE STREET BANK AND TRUST AS	34,484,851.42	53.95(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2035 FUND	NATIONAL FINANCIAL SERVICES	84,116,275.74	17.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	73,091,139.19	14.79
	OMNIBUS ACCOUNT - RETIREMENT
RETIREMENT 2035 FUND—	EMPOWER TRUST FBO	2,883,656.96	5.93
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERV CORP	10,287,334.15	21.15
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	STATE STREET BANK AND TRUST AS	2,990,671.64	6.15
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	3,633,525.74	7.47
RETIREMENT 2035	AXA EQUITABLE FOR SA	4,974,647.37	9.35
FUND—R CLASS	STATE STREET BANK AND TRUST AS	28,627,474.20	53.82(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	3,522,727.97	6.62
RETIREMENT 2040 FUND	CHARLES SCHWAB & CO INC	19,507,526.18	5.31
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	62,709,080.32	17.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	49,609,096.85	13.49
	OMNIBUS ACCOUNT
	RETIREMENT 2040

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2040 FUND—	CHARLES SCHWAB & CO INC	2,511,685.07	5.16
ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST FBO	2,488,406.57	5.12
	EMPLOYEE BENEFITS CLIENTS 401K
	EMPOWER TRUST FBO	2,688,110.85	5.53
	EMPOWER BENEFIT PLANS
	NATIONAL FINANCIAL SERVICES	6,660,515.99	13.70
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	3,337,435.98	6.86
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	2,472,289.67	5.08
RETIREMENT 2040	AXA EQUITABLE FOR SA	2,694,833.53	5.77
FUND—R CLASS	STATE STREET BANK AND TRUST AS	26,802,996.64	57.37(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2045 FUND	CHARLES SCHWAB & CO INC	16,401,009.43	5.12
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	60,257,626.52	18.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	46,223,125.63	14.44
	OMNIBUS ACCOUNT - RETIREMENT
RETIREMENT 2045 FUND—	EMPOWER TRUST FBO	2,068,247.49	5.64
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERV CORP	8,359,442.88	22.82
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	STATE STREET BANK AND TRUST AS	2,360,996.52	6.44
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	2,747,628.50	7.50
RETIREMENT 2045	AXA EQUITABLE FOR SA	3,568,344.56	9.03
FUND—R CLASS	STATE STREET BANK AND TRUST AS	22,515,980.03	56.96(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	2,789,039.80	7.06
RETIREMENT 2050 FUND	CHARLES SCHWAB & CO INC	20,795,305.65	6.73
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	68,399,412.63	22.14
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	43,223,069.23	13.99
	OMNIBUS ACCOUNT - RETIREMENT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2050 FUND—	CHARLES SCHWAB & CO INC	2,914,797.59	5.40
ADVISOR CLASS	REINVEST ACCOUNT
	EMPOWER TRUST FBO	2,770,590.39	5.13
	EMPOWER BENEFIT PLANS
	NATIONAL FINANCIAL SERVICES	9,142,346.40	16.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	4,495,834.88	8.32
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	2,888,312.10	5.35
RETIREMENT 2050	AXA EQUITABLE FOR SA	3,317,007.05	6.25
FUND—R CLASS	STATE STREET BANK AND TRUST AS	31,741,330.30	59.81(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2055 FUND	NATIONAL FINANCIAL SERVICES	38,650,066.20	20.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	26,868,373.67	14.59
	OMNIBUS ACCOUNT - RETIREMENT
RETIREMENT 2055 FUND—	EMPOWER TRUST FBO	1,977,316.90	7.04
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERV CORP	7,543,724.09	26.84(b)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON
	STATE STREET BANK AND TRUST AS	2,312,261.94	8.23
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VALIC SEPARATE ACCOUNT A	1,525,216.65	5.43
RETIREMENT 2055	AXA EQUITABLE FOR SA	2,838,977.41	9.50
FUND—R CLASS	STATE STREET BANK AND TRUST AS	18,393,599.50	61.53(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	1,612,174.75	5.39
RETIREMENT 2060 FUND	CHARLES SCHWAB & CO INC	4,962,431.56	5.52
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	18,141,410.14	20.20
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	14,629,999.66	16.29
	OMNIBUS ACCOUNT
	TRP RETIREMENT 2060
RETIREMENT 2060 FUND—	NATIONAL FINANCIAL SERVICES	1,972,537.73	13.68
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	976,036.45	6.77
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	STATE STREET BANK CUSTODIAN FBO	725,366.72	5.03
	ACCESS LARGE MARKET 401K
	BOSTON MA 02111-2901
	VALIC SEPARATE ACCOUNT A	1,488,442.27	10.32

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT 2060	AXA EQUITABLE FOR SA	1,007,245.89	7.19
FUND—R CLASS	STATE STREET BANK AND TRUST AS	8,200,376.96	58.57(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2065 FUND	DCGT AS TTEE AND/OR CUST FBO PLIC	1,276,421.02	10.29
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	1,183,883.15	9.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	3,164,298.37	25.50(e)
	OMNIBUS ACCOUNT
	TRP RETIREMENT 2065 FUND INV
RETIREMENT 2065 FUND—	AMERITAS LIFE INSURANCE CORP	100,096.10	15.07
ADVISOR CLASS	SEPARATE ACCOUNT G
	DCGT AS TTEE AND/OR CUST FBO PLIC	99,982.04	15.05
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	83,720.14	12.61
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	48,296.73	7.27
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	STATE STREET BANK CUSTODIAN FBO	42,674.59	6.43
	ACCESS LARGE MARKET 401K
	VOYA RETIREMENT INS & ANNUITY CO	43,442.64	6.54
RETIREMENT 2065	AMERICAN UNITED LIFE	37,681.97	9.44
FUND—R CLASS	SEPARATE ACCOUNT II
	DCGT AS TTEE AND/OR CUST FBO PLIC	91,666.92	22.97
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	25,791.68	6.46
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	98,567.97	24.70
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	VOYA RETIREMENT INS & ANNUITY CO	83,250.34	20.86
RETIREMENT BALANCED	NATIONAL FINANCIAL SERV CORP	10,327,100.11	8.70
FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT BALANCED	AMERITAS LIFE INSURANCE CORP	483,570.66	7.23
FUND—ADVISOR CLASS	SEPARATE ACCOUNT G
	CHARLES SCHWAB & CO INC	477,440.31	7.14
	REINVEST ACCOUNT
	LINCOLN FINANCIAL GROUP TRUST CO	559,856.37	8.37
	FBO ROLLOVER IRA PLANS
	NATIONAL FINANCIAL SERVICES	796,822.68	11.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	469,700.98	7.02
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT BALANCED	STATE STREET BANK AND TRUST AS	4,795,256.74	50.43(b)
FUND—R CLASS	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	UMB BANK N/A	815,486.20	8.58
	FBO FIDUCIARY FOR VARIOUS
	RETIREMENT PROGRAMS
RETIREMENT BALANCED I	CHARLES SCHWAB & CO INC	3,767,845.33	7.71
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	5,823,054.14	11.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PIMS/PRUDENTIAL RETIREMENT	4,604,248.55	9.42
	AS NOMINEE FOR THE TTEE/CUST PL 701
	INTERMOUNTAIN IRONWORKERS
	SALT LAKE CTY UT 84130-0124
RETIREMENT BLEND	SUE E NORWITZ TR	34,264.60	16.67
2005 FUND	IRREV TRUST OF STEVEN E NORWITZ
	T ROWE PRICE RPS INC	22,862.22	11.12
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2005 FUND
	T ROWE PRICE TRUST CO	11,747.73	5.71
	CUST FOR THE ROLLOVER IRA OF
	MARK DERBY
	T ROWE PRICE TRUST CO	12,101.32	5.89
	CUST FOR THE IRA OF
	ROBERT BORGE (DCD)
	KEITH BORGE (BENE)
	T ROWE PRICE TRUST CO	22,609.90	11.00
	CUST FOR THE ROLLOVER IRA OF
	PHILIP A. DE VITO
	T ROWE PRICE TRUST CO	24,130.89	11.74
	CUST FOR THE IRA OF
	ROSALIE A JONES
	T ROWE PRICE TRUST CO	42,370.46	20.61
	CUST FOR THE ROLLOVER IRA OF
	ROSE CAMPBELL
RETIREMENT BLEND	T ROWE PRICE RPS INC	112,987.59	15.49
2005 FUND—I CLASS	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2005 - I
	T ROWE PRICE TRUST CO	37,642.03	5.16
	CUST FOR THE ROLLOVER IRA OF
	CLAUDE F WALEDISCH
	T ROWE PRICE TRUST CO	46,413.53	6.36
	CUST FOR THE ROLLOVER IRA OF
	JOHN J RAUSER
	VOYA INSTITUTIONAL TRUST COMPANY	466,097.74	63.89(b)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT BLEND	CHARLES RUSSELL	29,527.68	7.92
2010 FUND	KARLA K RUSSELL TRS
	CHARLES AND KARLA REV LIVING TRUST
	T ROWE PRICE RPS INC	234,425.27	62.90(e)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2010
	T ROWE PRICE TRUST CO	18,866.92	5.06
	CUST FOR THE ROLLOVER IRA OF
	ANDREW O CHAN
	T ROWE PRICE TRUST CO	18,885.28	5.07
	CUST FOR THE ROLLOVER IRA OF
	ARLENE M MCGLASSON
	T ROWE PRICE TRUST CO	21,596.27	5.79
	CUST FOR THE ROLLOVER IRA OF
	SHARON M CAMPING
	T ROWE PRICE TRUST CO	23,849.22	6.40
	CUST FOR THE ROLLOVER IRA OF
	JANICE MORRIS
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	97,918.04	27.32(b)
2010 FUND—I CLASS	REINVEST ACCOUNT
	ELEANOR BROWN T O D	31,727.86	8.85
	VOYA INSTITUTIONAL TRUST COMPANY	161,885.09	45.16(b)
RETIREMENT BLEND	T ROWE PRICE RPS INC	337,218.57	49.99(e)
2015 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2015
	T ROWE PRICE TRUST CO	43,015.97	6.38
	CUST FOR THE ROLLOVER IRA OF
	WILLIAM LUTZ
	T ROWE PRICE TRUST CO	43,455.05	6.44
	CUST FOR THE ROLLOVER IRA OF
	SIMON S. JACOBO
	T ROWE PRICE TRUST CO	44,297.03	6.57
	CUST FOR THE ROLLOVER IRA OF
	RAMON MORENO
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	112,546.55	8.73
2015 FUND—I CLASS	REINVEST ACCOUNT
	JESSICA N LEVIN	115,006.57	8.92
	RICHARD MANDY TRS
	STEVEN E NORWITZ 2009 IRREVOCABLE
	TRUST
	T ROWE PRICE TRUST CO	114,958.80	8.91
	CUST FOR THE ROLLOVER IRA OF
	DAVID J PAGE
	T ROWE PRICE TRUST CO	125,144.76	9.70
	CUST FOR THE ROLLOVER IRA OF
	DORIS E MARSH
	T ROWE PRICE TRUST CO	131,639.97	10.21
	CUST FOR THE ROLLOVER IRA OF
	LEE A KOZSEY
RETIREMENT BLEND	T ROWE PRICE RPS INC	1,686,731.13	63.86(e)
2020 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2020

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	426,701.42	9.41
2020 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	501,601.98	11.06
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2020 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	3,519,914.72	70.53(e)
2025 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2025
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	834,850.25	14.97
2025 FUND—I CLASS	REINVEST ACCOUNT
	EUGENE WATER & ELECTRIC	299,280.17	5.36
	C/O ICMA RETIREMENT CORPORATION
	WASHINGTON DC 20002-4239
	T ROWE PRICE RPS INC	610,239.21	10.94
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2025 - I
	VOYA INSTITUTIONAL TRUST COMPANY	407,642.78	7.31
RETIREMENT BLEND	T ROWE PRICE RPS INC	3,463,678.53	72.49(e)
2030 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2030
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	1,199,127.72	20.82
2030 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	1,124,919.71	19.53
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2030 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	3,831,737.22	78.73(e)
2035 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2035
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	1,035,272.09	18.05
2035 FUND—I CLASS	REINVEST ACCOUNT
	HELENKA HOPKINS NOLAN T O D	288,263.36	5.03
	T ROWE PRICE RPS INC	1,421,665.74	24.79
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2035 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	3,785,396.32	76.60(e)
2040 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2040
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	1,011,089.17	22.70
2040 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	892,831.71	20.04
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2040 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	2,495,766.03	69.72(e)
2045 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2045
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	987,189.62	27.27(b)
2045 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	893,324.29	24.67
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2045 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	1,589,616.96	61.80(e)
2050 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2050

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	1,407,269.57	41.40(b)
2050 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	509,903.10	15.00
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2050 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	869,113.24	63.16(e)
2055 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2055
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	623,682.85	38.32(b)
2055 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	254,845.25	15.66
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2055 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	248,915.87	44.88(e)
2060 FUND	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2060
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	454,647.88	49.35(b)
2060 FUND—I CLASS	REINVEST ACCOUNT
	T ROWE PRICE RPS INC	93,236.08	10.12
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2060 - I
RETIREMENT BLEND	T ROWE PRICE RPS INC	81,326.34	29.65(e)
2065 FUND	FBO RETIREMENT PLAN CLIENTS
	T. ROWE PRICE RETIREMENT BLEND 2065
RETIREMENT BLEND	CHARLES SCHWAB & CO INC	179,147.61	28.70(b)
2065 FUND—I CLASS	REINVEST ACCOUNT
	INDIAN RIVER LAND TRUST	158,126.03	25.33(b)
	VERO BEACH FL 32960-4228
	T ROWE PRICE TRUST CO	63,049.96	10.10
	CUST FOR THE ROTH IRA OF
	JOSEPH HUBER
	T ROWE PRICE TRUST CO	86,909.33	13.92
	CUST FOR THE ROLLOVER IRA OF
	RUSSELL K KARASCH
RETIREMENT I 2005	NATIONAL FINANCIAL SERVICES	8,582,227.22	32.00(b)
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	2,124,699.52	7.92
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2010	DCGT AS TTEE AND/OR CUST FBO PLIC	5,451,829.67	7.03
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	16,895,165.71	21.78
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	5,130,361.47	6.61
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2015	NATIONAL FINANCIAL SERVICES	37,240,614.52	27.78(b)
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	9,928,913.19	7.41
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT I 2020	DCGT AS TTEE AND/OR CUST FBO PLIC	23,991,530.58	5.66
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	117,033,649.98	27.59(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT I 2025	NATIONAL FINANCIAL SERVICES	200,087,210.69	34.14(b)
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	29,442,446.67	5.02
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2030	DCGT AS TTEE AND/OR CUST FBO PLIC	50,589,037.82	6.50
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	238,352,942.10	30.64(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT I 2035	DCGT AS TTEE AND/OR CUST FBO PLIC	28,995,532.73	5.15
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	196,059,696.96	34.83(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	32,064,638.30	5.70
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2040	DCGT AS TTEE AND/OR CUST FBO PLIC	41,931,592.26	6.98
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	186,821,177.28	31.08(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	33,016,710.71	5.49
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2045	DCGT AS TTEE AND/OR CUST FBO PLIC	23,065,755.36	5.40
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	146,501,480.44	34.30(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TIAA, FSB CUST/TTEE FBO	25,202,001.90	5.90
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
RETIREMENT I 2050	DCGT AS TTEE AND/OR CUST FBO PLIC	32,723,528.66	7.96
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	128,962,401.23	31.35(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT I 2055	DCGT AS TTEE AND/OR CUST FBO PLIC	16,063,252.57	6.56
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	84,173,162.03	34.35(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT I 2060	DCGT AS TTEE AND/OR CUST FBO PLIC	12,265,770.31	10.24
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	35,934,103.77	29.99(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
RETIREMENT I 2065	DCGT AS TTEE AND/OR CUST FBO PLIC	2,305,362.52	13.54
FUND—I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	JOHN HANCOCK LIFE	1,272,200.16	7.47
	INSURANCE CO USA
	NATIONAL FINANCIAL SERVICES	4,960,047.19	29.13(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SCIENCE & TECHNOLOGY	JOHN HANCOCK LIFE	13,749,618.15	11.32
FUND	INSURANCE CO USA
	T ROWE PRICE RPS INC	9,888,261.70	8.14
	NEW BUSINESS-CONV ASSTS
SCIENCE & TECHNOLOGY	FIIOC AS AGENT	93,256.96	6.60
FUND—ADVISOR CLASS	FBO CLEAN ENERGY 401K PLAN
	VANGUARD FIDUCIARY TRUST COMPANY	73,232.43	5.19
	T ROWE PRICE ADVISOR CLASS FUNDS
	ATTN OUTSIDE FUNDS
	VOYA INSTITUTIONAL TRUST COMPANY	132,691.45	9.40
	VOYA RETIREMENT INS & ANNUITY CO	400,615.30	28.37(b)
SHORT DURATION	NATIONAL FINANCIAL SERVICES	184,430.35	5.86
INCOME FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE ASSOCIATES	1,975,000.00	62.73(c)
SHORT DURATION	T ROWE PRICE RPS INC	188,356.41	10.12
INCOME FUND—I CLASS	FBO TRP PLAN
	TRP SHORT DURATION INCOME I
SHORT-TERM BOND FUND	NATIONAL FINANCIAL SERVICES	25,681,892.20	7.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE ASSOCIATES	51,825,393.09	15.01
	WELLS FARGO CLEARING SERVICES LLC	47,678,523.25	13.81
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SHORT-TERM BOND	CHARLES SCHWAB & CO INC	98,722.98	5.88
FUND—ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	272,530.02	16.23
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	212,285.39	12.64
	TD AMERITRADE INC FBO	424,704.27	25.29(b)
	OUR CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	100,648.47	5.99
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SHORT-TERM BOND	EDWARD D JONES & CO	41,529,491.49	6.26
FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS
	MARYLAND COLLEGE INVESTMENT PLAN	81,372,961.73	12.26
	PORTFOLIO 2024
	NATIONAL FINANCIAL SERVICES	99,760,088.18	15.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE SERVICES INC FBO	111,454,553.31	16.80
	MARYLAND COLLEGE INVESTMENT PLAN
	PORTFOLIO FOR EDUCATION TODAY
SHORT-TERM BOND	SPECTRUM INCOME FUND	33,347,495.68	100.00(a)
FUND—Z CLASS	T. ROWE PRICE ASSOCIATES
SMALL-CAP INDEX FUND	T ROWE PRICE ASSOCIATES	12,322.64	100.00(c)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SMALL-CAP INDEX	EDUCATION TRUST OF ALASKA	498,600.45	7.24
FUND—I CLASS	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	EDUCATION TRUST OF ALASKA	2,777,402.69	40.32(b)
	TOTAL EQUITY MARKET INDEX
	PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	MARYLAND COLLEGE INVESTMENT PLAN	1,262,880.05	18.33
	EXTENDED EQUITY INDEX PORTFOLIO
	MARYLAND COLLEGE INVESTMENT PLAN	1,985,933.53	28.83(b)
	GLOBAL EQUITY MARKET INDEX
SMALL-CAP INDEX	RETIREMENT BLEND 2020 FUND	92,454.28	6.99
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2025 FUND	153,101.20	11.58
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2030 FUND	182,235.04	13.79
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2035 FUND	213,007.03	16.11
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2040 FUND	205,466.43	15.54
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2045 FUND	166,073.79	12.56
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2050 FUND	141,249.77	10.69
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2055 FUND	70,838.52	5.36
	T ROWE PRICE ASSOCIATES
SMALL-CAP STOCK FUND	CHARLES SCHWAB & CO INC	3,362,377.07	7.32
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERV CORP	7,318,234.18	15.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	2,435,079.83	5.30
	T R P O T C FUND
	ATTN R P S CONTROL DEPT
SMALL-CAP STOCK	DCGT AS TTEE AND/OR CUST FBO PLIC	142,477.51	13.06
FUND—ADVISOR CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	175,182.81	16.06
	EMPOWER BENEFIT PLANS
	JOHN HANCOCK TRUST COMPANY	55,505.18	5.09
	LINCOLN INVESTMENT PLANNING, LLC	78,987.50	7.24
	FBO LINCOLN CUSTOMERS
	NATIONAL FINANCIAL SERVICES	157,144.08	14.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SMALL-CAP STOCK	CHARLES SCHWAB & CO INC	3,953,184.72	6.53
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	5,993,393.90	9.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SMALL-CAP STOCK	RETIREMENT I 2030 FUND	3,697,433.10	6.40
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	3,212,885.89	5.57
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	3,875,784.61	6.71
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	2,961,210.20	5.13
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2050 FUND	2,890,849.54	5.01
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	5,320,899.04	9.22
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	3,566,263.87	6.18
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	5,769,849.20	9.99
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	4,310,365.36	7.47
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	3,403,846.74	5.90
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	3,055,009.09	5.29
	T ROWE PRICE ASSOCIATES
SMALL-CAP VALUE FUND	CHARLES SCHWAB & CO INC	5,422,426.55	5.78
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	12,447,428.07	13.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,236,270.67	5.58
	RAYMOND JAMES	20,045,523.66	21.35
	OMNIBUS FOR MUTUAL FUNDS
	T ROWE PRICE TRUST CO INC	5,654,358.52	6.02
SMALL-CAP VALUE	CHARLES SCHWAB & CO INC	285,256.01	17.93
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	424,214.07	26.66(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	141,558.65	8.90
	RAYMOND JAMES	122,936.73	7.73
	OMNIBUS FOR MUTUAL FUNDS
SMALL-CAP VALUE	CHARLES SCHWAB & CO INC	4,336,439.29	7.17
FUND—I CLASS	REINVEST ACCOUNT
	EDWARD D JONES & CO	3,037,515.91	5.02
	FOR THE BENEFIT OF CUSTOMERS
	NATIONAL FINANCIAL SERVICES	6,757,202.35	11.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SMALL-CAP VALUE	RETIREMENT I 2030 FUND	3,504,895.93	6.17
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	3,002,417.73	5.28
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	3,611,590.52	6.36
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	5,003,228.06	8.80
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	3,304,131.74	5.81
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	5,419,811.08	9.54
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	4,042,113.67	7.11
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	3,130,205.60	5.51
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	2,844,865.30	5.01
	T ROWE PRICE ASSOCIATES
SPECTRUM CONSERVATIVE	CHARLES SCHWAB & CO	3,597,578.10	6.05
ALLOCATION FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	7,453,201.30	12.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,114,544.37	5.24
	OUR CUSTOMERS
SPECTRUM CONSERVATIVE	CHARLES SCHWAB & CO INC	2,830,393.98	5.11
ALLOCATION FUND—	REINVEST ACCOUNT
I CLASS	NATIONAL FINANCIAL SERVICES	10,863,418.84	19.61
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SPECTRUM DIVERSIFIED	NATIONAL FINANCIAL SERVICES	4,701,456.93	5.24
EQUITY FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	5,482,184.83	6.10
SPECTRUM INCOME FUND	JOHN HANCOCK LIFE	9,886,769.49	5.57
	INSURANCE CO USA
	NATIONAL FINANCIAL SERVICES	10,281,279.48	5.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	28,779,684.84	16.21
SPECTRUM INCOME	MARYLAND COLLEGE INVESTMENT PLAN	29,648,436.57	8.26
FUND—I CLASS	PORTFOLIO 2030
	MARYLAND COLLEGE INVESTMENT PLAN	45,256,727.87	12.60
	PORTFOLIO 2027
	T ROWE PRICE SERVICES INC FBO	18,402,938.16	5.12
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2021-2024
	T ROWE PRICE SERVICES INC FBO	20,325,213.11	5.66
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2025-2028

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SPECTRUM	CHARLES SCHWAB & CO INC	8,966,155.64	17.96
INTERNATIONAL	REINVEST ACCOUNT
EQUITY FUND	NATIONAL FINANCIAL SERVICES	7,155,333.90	14.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC CORP	3,150,617.29	6.31
	OMNIPLAN ACCOUNT
	NEW BUSINESS GROUP
SPECTRUM	CHARLES SCHWAB & CO INC	4,035,851.57	6.31
INTERNATIONAL EQUITY	SPECIAL CUSTODY A/C FBO CUSTOMERS
FUND—I CLASS
SPECTRUM MODERATE	CHARLES SCHWAB & CO INC	3,338,938.72	6.54
ALLOCATION FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	6,888,411.93	13.50
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	2,644,719.60	5.18
	OUR CUSTOMERS
SPECTRUM MODERATE	CHARLES SCHWAB & CO INC	4,112,529.13	8.90
ALLOCATION FUND—	REINVEST ACCOUNT
I CLASS	NATIONAL FINANCIAL SERVICES	4,273,247.93	9.25
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SPECTRUM MODERATE	CHARLES SCHWAB & CO	2,779,229.94	6.75
GROWTH ALLOCATION	REINVEST ACCOUNT
FUND	NATIONAL FINANCIAL SERVICES	6,503,702.27	15.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	3,343,290.68	8.12
	OUR CUSTOMERS
SPECTRUM MODERATE	CHARLES SCHWAB & CO INC	25,743,658.62	51.52(b)
GROWTH ALLOCATION	REINVEST ACCOUNT
FUND—I CLASS
SUMMIT MUNICIPAL	LPL FINANCIAL	14,917,363.91	17.10
INCOME FUND	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	4,756,981.04	5.45
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	21,623,959.86	24.78
	OMNIBUS FOR MUTUAL FUNDS
	WELLS FARGO CLEARING SERVICES LLC	27,196,840.04	31.17(b)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SUMMIT MUNICIPAL	NATIONAL FINANCIAL SERVICES	12,707.78	35.24(b)
INCOME FUND—	FOR THE EXCLUSIVE BENEFIT
ADVISOR CLASS	OF OUR CUSTOMERS
	PERSHING LLC	20,957.16	58.12(b)
	TD AMERITRADE INC FBO	2,021.88	5.61
	OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SUMMIT MUNICIPAL	EDWARD D JONES & CO	13,674,596.39	11.92
INCOME FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS
	J.P. MORGAN SECURITIES LLC	50,854,195.62	44.31(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NATIONAL FINANCIAL SERVICES	6,625,465.84	5.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SAXON & CO	16,516,365.83	14.39
SUMMIT MUNICIPAL	LPL FINANCIAL	24,274,724.98	12.09
INTERMEDIATE FUND	OMNIBUS CUSTOMER ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	16,649,320.57	8.29
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	13,197,695.57	6.57
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	94,167,010.95	46.91(b)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SUMMIT MUNICIPAL	CHARLES SCHWAB & CO INC	73,098.65	16.71
INTERMEDIATE FUND—	REINVEST ACCOUNT
ADVISOR CLASS	CITBANCO A PARTNERSHIP	219,025.58	50.08(b)
	STORM LAKE IA 50588-1227
	NATIONAL FINANCIAL SERVICES	124,244.17	28.41(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SUMMIT MUNICIPAL	CHARLES SCHWAB & CO INC	19,726,294.88	6.88
INTERMEDIATE FUND—	SPECIAL CUSTODY A/C FBO CUSTOMERS
I CLASS	CHARLES SCHWAB & CO INC	62,484,027.51	21.78
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	EDWARD D JONES & CO	66,839,561.40	23.30
	FOR THE BENEFIT OF CUSTOMERS
	J.P. MORGAN SECURITIES LLC	37,256,977.46	12.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SAXON & CO	17,454,872.41	6.08
TARGET 2005 FUND—	PERSHING LLC	3,527.12	26.82(b)
ADVISOR CLASS	T ROWE PRICE ASSOCIATES	9,625.00	73.18(c)
TARGET 2005 FUND—	NATIONAL FINANCIAL SERVICES	763,474.03	28.47(b)
I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TARGET 2010 FUND	NATIONAL FINANCIAL SERVICES	277,388.15	8.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	208,206.08	6.54
	OMNIBUS ACCOUNT
	TRP TARGET RET 2010

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2010 FUND—	MATRIX TRUST COMPANY AS AGENT FOR	13,967.73	38.08(b)
ADVISOR CLASS	BANCORPSOUTH FBO
	CAFFEY INC 401(K) PLAN
	TUPELO MS 38801-6799
	NATIONAL FINANCIAL SERVICES	20,634.44	56.26(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	2,017.20	5.50
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2010 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	188,784.62	5.50
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	REBECCA L. BESSON	356,816.11	10.39
	STUART B COOPER TEN ENT
TARGET 2015 FUND—	NATIONAL FINANCIAL SERVICES	7,116.74	5.62
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	109,291.43	86.38(b)
TARGET 2020 FUND	DCGT AS TTEE AND/OR CUST FBO PLIC	682,761.80	5.76
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	802,591.34	6.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,375,767.36	11.60
	OMNIBUS ACCOUNT
	TRP TARGET RET 2020
TARGET 2020 FUND—	EMPOWER TRUST FBO	382,804.83	66.52(b)
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	83,971.94	14.59
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	38,788.32	6.74
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2020 FUND—	EMPOWER TRUST FBO	772,652.08	5.23
I CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	2,575,304.03	17.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TARGET 2025 FUND	CHARLES SCHWAB & CO INC	739,245.69	5.14
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	1,587,582.56	11.04
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	1,814,201.59	12.62
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,282,204.50	8.92
	OMNIBUS ACCOUNT
	TRP TARGET RET 2025

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2025 FUND—	EMPOWER TRUST FBO	144,215.27	30.16(b)
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	101,673.33	21.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	197,987.80	41.41(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2025 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	1,521,941.08	6.31
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	1,332,838.60	5.53
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	5,625,195.71	23.32
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TARGET 2030 FUND	CHARLES SCHWAB & CO INC	982,556.28	6.61
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	1,343,990.81	9.04
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	1,616,346.48	10.87
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	2,376,803.76	15.99
	OMNIBUS ACCOUNT
	TRP TARGET RET 2030
TARGET 2030 FUND—	FIIOC AS AGENT	56,272.20	11.24
ADVISOR CLASS	NICCOLI BROS OIL INC
	PROFIT SHARING PLAN
	NATIONAL FINANCIAL SERVICES	318,384.30	63.62(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	50,342.96	10.06
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2030 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	1,582,972.97	6.09
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	1,854,537.50	7.13
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	7,483,883.46	28.77(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TARGET 2035 FUND	DCGT AS TTEE AND/OR CUST FBO PLIC	1,257,872.48	10.99
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	1,768,189.49	15.45
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,680,720.54	14.69
	OMNIBUS ACCOUNT
	TRP TARGET RET 2035

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2035 FUND—	EMPOWER TRUST FBO	13,985.90	6.55
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	FIIOC AS AGENT	20,865.99	9.77
	FBO RICHTON TIE AND TIMBER LLC
	MATRIX TRUST COMPANY AS AGENT FOR	19,156.26	8.97
	BANCORPSOUTH FBO
	CAFFEY INC 401(K) PLAN
	NATIONAL FINANCIAL SERVICES	63,091.83	29.53(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	83,136.78	38.91(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2035 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	1,475,760.39	6.89
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	1,542,243.56	7.20
	EMPLOYEE BENEFITS CLIENTS 401K
	JOHN HANCOCK TRUST COMPANY LLC	1,235,064.13	5.76
	NATIONAL FINANCIAL SERVICES	7,102,633.99	33.14(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,071,777.63	5.00
	OMNIBUS ACCOUNT
	TRP TARGET 2035-ICL
TARGET 2040 FUND	CHARLES SCHWAB & CO INC	742,570.45	6.86
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	676,566.53	6.25
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	1,771,903.91	16.36
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,988,134.24	18.36
	OMNIBUS ACCOUNT
	TRP TARGET RET 2040
TARGET 2040 FUND—	CHARLES SCHWAB & CO INC	19,709.20	5.21
ADVISOR CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	149,927.40	39.67(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	26,405.12	6.99
	STATE STREET BANK AND TRUST AS	103,146.50	27.29(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TRAC 2000	23,397.55	6.19
	SKONA ADVERTISING, INC, 401K PLAN
	JENNY SAGSTROM-WARNES
	SAN FRANCISCO CA 94107-3208

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2040 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	1,354,777.55	8.52
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	1,421,297.55	8.94
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	5,204,774.47	32.74(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	906,579.79	5.70
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	1,343,344.40	8.45
	OMNIBUS ACCOUNT
	TRP TARGET 2040-ICL
TARGET 2045 FUND	CHARLES SCHWAB & CO INC	339,095.16	5.07
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	552,485.21	8.25
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	989,282.30	14.78
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	355,394.29	5.31
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	839,179.18	12.54
	OMNIBUS ACCOUNT
	TRP TARGET RET 2045
TARGET 2045 FUND—	NATIONAL FINANCIAL SERVICES	127,375.19	31.24(b)
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	205,175.12	50.32(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2045 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	955,643.76	5.63
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EDWARD C BERNARD TR	1,163,650.80	6.85
	THORNTON MILL IRREVOCABLE TRUST
	EMPOWER TRUST FBO	1,173,138.97	6.91
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	5,630,838.90	33.17(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	1,043,674.07	6.15
	OMNIBUS ACCOUNT
	TRP TARGET 2045-ICL
TARGET 2050 FUND	CHARLES SCHWAB & CO INC	757,256.00	10.78
	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,043,499.17	14.86
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	546,827.17	7.78
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	843,931.20	12.01
	OMNIBUS ACCOUNT
	TRP TARGET RET 2050

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2050 FUND—	NATIONAL FINANCIAL SERVICES	117,775.81	36.66(b)
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	163,339.84	50.85(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2050 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	753,771.31	6.93
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	867,045.49	7.97
	MARY FREE BED REHABILITATION HOSP
	EMPOWER TRUST FBO	881,537.08	8.11
	EMPLOYEE BENEFITS CLIENTS 401K
	NATIONAL FINANCIAL SERVICES	3,969,587.87	36.50(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	654,962.64	6.02
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	802,943.01	7.38
	OMNIBUS ACCOUNT
	TRP TARGET 2050-ICL
TARGET 2055 FUND	CHARLES SCHWAB & CO INC	289,353.33	6.61
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	250,141.61	5.71
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	812,812.87	18.57
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	638,884.35	14.60
	OMNIBUS ACCOUNT
	TRP TARGET RET 2055
TARGET 2055 FUND—	NATIONAL FINANCIAL SERVICES	105,389.22	38.34(b)
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	133,074.45	48.41(b)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2055 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	660,037.50	7.82
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	428,961.16	5.08
	EMPLOYEE BENEFITS CLIENTS 401K
	EMPOWER TRUST FBO	542,463.42	6.43
	MARY FREE BED REHABILITATION HOSP
	JOHN HANCOCK TRUST COMPANY LLC	572,232.66	6.78
	NATIONAL FINANCIAL SERVICES	3,304,740.50	39.15(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	596,767.61	7.07
	OMNI ACCT – 401K PLAN
	TRP TARGET 2055

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2060 FUND	CHARLES SCHWAB & CO INC	352,048.23	9.10
	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	218,589.16	5.65
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	898,046.61	23.22
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	268,647.68	6.95
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	T ROWE PRICE RPS INC	453,443.24	11.72
	OMNIBUS ACCOUNT
	TRP TARGET RETIREMENT 2060
TARGET 2060 FUND—	EMPOWER TRUST FBO	26,642.10	12.59
ADVISOR CLASS	EMPLOYEE BENEFITS CLIENTS 401K
	MID ATLANTIC TRUST COMPANY FBO	11,626.53	5.49
	THE WOODSTOCK FOUNDATION, INC
	NATIONAL FINANCIAL SERVICES	100,814.96	47.64(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	STATE STREET BANK AND TRUST AS	51,094.42	24.15
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2060 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	413,453.37	10.75
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	EMPOWER TRUST FBO	241,288.68	6.28
	EMPLOYEE BENEFITS CLIENTS 401K
	EMPOWER TRUST FBO	336,287.81	8.75
	MARY FREE BED REHABILITATION HOSP
	NATIONAL FINANCIAL SERVICES	1,180,541.51	30.71(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	317,936.31	8.27
	OMNI ACCT – 401K PLAN
	TRP TARGET 2060
TARGET 2065 FUND	CHARLES SCHWAB & CO INC	35,507.17	8.03
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	DCGT AS TTEE AND/OR CUST FBO PLIC	50,940.56	11.51
	VARIOUS RETIREMENT PLANS OMNIBUS
	NATIONAL FINANCIAL SERVICES	52,149.47	11.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE RPS INC	58,805.96	13.29
	OMNIBUS ACCOUNT
	TRP TARGET 2065 FUND - INV
	TD AMERITRADE INC FBO	36,857.69	8.33
	OUR CUSTOMERS
TARGET 2065 FUND—	T ROWE PRICE ASSOCIATES	10,125.35	85.78(c)
ADVISOR CLASS	VOYA RETIREMENT INS & ANNUITY CO	1,170.97	9.92

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TARGET 2065 FUND—	DCGT AS TTEE AND/OR CUST FBO PLIC	150,551.03	17.14
I CLASS	VARIOUS RETIREMENT PLANS OMNIBUS
	HOWARD P COLHOUN TTEE	85,950.44	9.79
	HOWARD P COLHOUN REV TRUST
	NATIONAL FINANCIAL SERVICES	293,159.09	33.38(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO	52,717.22	6.00
	CUST FOR THE ROTH IRA OF
	JOSEPH HUBER
TAX-EFFICIENT EQUITY	CHARLES SCHWAB & CO INC	452,935.71	8.07
FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	LPL FINANCIAL	327,778.01	5.84
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,073,171.14	19.11
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	553,731.22	9.86
	TD AMERITRADE INC FBO	390,304.54	6.95
	OUR CUSTOMERS
TAX-EFFICIENT EQUITY	CHARLES SCHWAB & CO INC	832,952.70	8.11
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
TAX-FREE HIGH YIELD	BAND & CO C/O US BANK NA	12,468,357.93	6.81
FUND	GOLDMAN SACHS & CO	48,129,906.33	26.27(b)
	C/O MUTUAL FUNDS OPS
	SALT LAKE CITY UT 84101-2199
	NATIONAL FINANCIAL SERVICES	24,124,032.72	13.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	12,900,740.62	7.04
TAX-FREE HIGH YIELD	LPL FINANCIAL	32,165.83	6.51
FUND—ADVISOR CLASS	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	254,087.10	51.41(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	116,728.30	23.62
	RAYMOND JAMES	25,148.88	5.09
	OMNIBUS FOR MUTUAL FUNDS
TAX-FREE HIGH YIELD	CHARLES SCHWAB & CO INC	11,645,451.49	6.91
FUND—I CLASS	REINVEST ACCOUNT
	EDWARD D JONES & CO	37,512,032.77	22.24
	FOR THE BENEFIT OF CUSTOMERS
TAX-FREE INCOME FUND	CHARLES SCHWAB & CO INC	5,309,170.79	6.02
	REINVEST ACCOUNT
	LPL FINANCIAL	7,101,924.89	8.05
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	9,803,055.50	11.11
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	6,333,397.08	7.18
	OMNIBUS FOR MUTUAL FUNDS
	TD AMERITRADE INC FBO	4,462,273.11	5.06
	OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TAX-FREE INCOME FUND—	CHARLES SCHWAB & CO INC	1,053,431.45	21.09
ADVISOR CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	2,888,211.27	57.84(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	347,284.00	6.95
	OUR CUSTOMERS
TAX-FREE INCOME	J.P. MORGAN SECURITIES LLC	9,575,957.94	6.12
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	NATIONAL FINANCIAL SERVICES	11,744,956.32	7.50
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SEI PRIVATE TRUST COMPANY	31,918,655.84	20.38
	C/O M&T BANK
	ATTN MUTUAL FUND ADMINISTRATOR
TAX-FREE SHORT-	CHARLES SCHWAB & CO INC	13,028,341.46	8.24
INTERMEDIATE FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	15,942,742.62	10.09
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	7,966,794.28	5.04
	TD AMERITRADE INC FBO	10,287,408.17	6.51
	OUR CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	52,176,806.46	33.01(b)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
TAX-FREE SHORT-	CITBANCO A PARTNERSHIP	180,646.85	38.03(b)
INTERMEDIATE FUND—	MORGAN STANLEY SMITH BARNEY LLC	39,732.13	8.37
ADVISOR CLASS	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	153,530.90	32.32(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	89,806.07	18.91
TAX-FREE SHORT-	CHARLES SCHWAB & CO INC	11,521,294.87	6.76
INTERMEDIATE FUND—	SPECIAL CUSTODY A/C FBO CUSTOMERS
I CLASS	CHARLES SCHWAB & CO INC	16,395,001.48	9.62
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	EDWARD D JONES & CO	21,525,083.77	12.63
	FOR THE BENEFIT OF CUSTOMERS
	TD AMERITRADE INC FBO	20,104,604.25	11.80
	OUR CUSTOMERS
TOTAL EQUITY MARKET	PERSHING LLC	3,007,875.21	6.72
INDEX FUND
TOTAL RETURN ETF	CITIGROUP GLOBAL MARKETS INC.	400,000	64.00(f)
	CHARLES SCHWAB & CO INC	33,130	5.30
	TD AMERITRADE CLEARING, INC.	157,655	25.22(f)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TOTAL RETURN FUND	CHARLES SCHWAB & CO INC	1,698,098.98	16.78
	REINVEST ACCOUNT
	LPL FINANCIAL	1,527,420.78	15.09
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	892,921.54	8.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	759,394.20	7.50
	OUR CUSTOMERS
TOTAL RETURN FUND—	PERSHING LLC	10,271.68	10.50
ADVISOR CLASS	RAYMOND JAMES	78,052.37	79.82(b)
	OMNIBUS FOR MUTUAL FUNDS
TOTAL RETURN	GOLDEY-BEACOM COLLEGE	3,531,977.36	5.26
FUND—I CLASS	ENDOWMENT FUND
	ATTN KRISTINE M SANTOMAURO
	WILMINGTON DE 19808-1993
	JEANETTE STUMP & JAMES CARNEY &	5,405,890.47	8.04
	HOWARD KLINE TRS – SPECIAL METALS
	CORPORATION RETIREE BENEFIT TRUST
	NATIONAL FINANCIAL SERVICES	14,562,056.75	21.67
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SEI PRIVATE TRUST COMPANY	4,252,118.30	6.33
	C/O TRUST
	FBO THE CHURCH FOUNDATION
TREASURY RESERVE FUND	BARNACLESAIL	1,047,448,855.27	36.34(a)
	C/O T ROWE PRICE ASSOC
	ATTN MID CAP GROWTH FUND
	BALTIMORE MD 21202-1009
	BRIDGESAIL & CO	453,208,623.58	15.73
	C/O T ROWE PRICE ASSOC
	ATTN SCIENCE & TECHNOLOGY FD
	BALTIMORE MD 21202-1009
	T ROWE PRICE	349,556,223.84	12.13
	RETIREMENT PLAN SERVICE INC
	ATTN RPS CASH GROUP
	OWINGS MILLS MD 21117-4903
U.S. EQUITY	CITIGROUP GLOBAL MARKETS INC.	600,000	59.11(f)
RESEARCH ETF	CHARLES SCHWAB & CO INC	107,344	10.58
	PERSHING LLC	232,201	22.88
U.S. EQUITY RESEARCH	NATIONAL FINANCIAL SERVICES	19,134,183.56	23.28
FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	42,216,053.02	51.36(b)
	OMNIBUS FOR MUTUAL FUNDS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. EQUITY RESEARCH	CHARLES SCHWAB & CO INC	62,274.37	6.31
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	DCGT AS TTEE AND/OR CUST FBO PLIC	55,630.24	5.64
	VARIOUS RETIREMENT PLANS OMNIBUS
	FIIOC AS AGENT	150,002.58	15.20
	SHEPHERD ELECTRIC COMPANY INC
	401K AND PROFIT SHARING PLAN
	MATRIX TRUST COMPANY AS AGENT FOR	93,948.71	9.52
	NEWPORT TRUST COMPANY
	MEDICAL SERVICES GROUP-DEPARTMENT
	OF MEDICINE PROFIT SHARING
	FOLSOM CA 95630-8587
	PERSHING LLC	56,607.75	5.73
U.S. EQUITY RESEARCH	CHARLES SCHWAB & CO INC	46,933,622.46	44.06(b)
FUND—I CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	11,343,425.39	10.65
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	SEI PRIVATE TRUST COMPANY	9,994,166.85	9.38
	C/O PRINCIPAL FINANCIAL
	ATTN MUTUAL FUND ADMINISTRATOR
U.S. EQUITY RESEARCH	RETIREMENT I 2030 FUND	7,049,346.43	6.43
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	6,171,669.31	5.63
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	7,425,798.99	6.77
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	5,708,196.42	5.20
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2050 FUND	5,583,984.99	5.09
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	10,113,174.15	9.22
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	6,644,709.47	6.06
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	10,774,148.95	9.82
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	8,182,988.47	7.46
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	6,462,501.45	5.89
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	5,828,201.89	5.31
	T ROWE PRICE ASSOCIATES
U.S. HIGH YIELD ETF	CITIGROUP GLOBAL MARKETS INC.	400,000	94.12(f)
U.S. HIGH YIELD FUND	LPL FINANCIAL	4,641,642.28	17.17
	OMNIBUS CUSTOMER ACCOUNT
	MORGAN STANLEY SMITH BARNEY LLC	5,626,067.35	20.81
	FOR THE EXCL BENEFIT OF ITS CUST
	PERSHING LLC	1,758,536.24	6.51

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. HIGH YIELD FUND—	MORGAN STANLEY SMITH BARNEY LLC	40,016.26	6.42
ADVISOR CLASS	FOR THE EXCL BENEFIT OF ITS CUST
	NATIONAL FINANCIAL SERVICES	63,417.96	10.18
	FOR EXCLUSIVE BENEFIT OF OUR CUST
	PERSHING LLC	59,342.55	9.52
	RBC CAPITAL MARKETS, LLC	147,096.79	23.60
	MUTUAL FUND OMNIBUS PROCESSING
	TD AMERITRADE INC FBO	218,905.77	35.13(b)
	OUR CUSTOMERS
U.S. HIGH YIELD FUND—	NATIONAL FINANCIAL SERVICES	2,419,970.20	10.25
I CLASS	FOR EXCLUSIVE BENEFIT OF OUR CUST
	PERSHING LLC	2,552,489.34	10.81
U.S. LARGE-CAP CORE	NATIONAL FINANCIAL SERVICES	4,600,071.72	8.98
FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	T ROWE PRICE TRUST CO INC	2,754,624.30	5.38
	OMNI ACCOUNT
U.S. LARGE-CAP CORE	CHARLES SCHWAB & CO INC	28,578.43	8.34
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	MLPF&S FOR THE SOLE BENEFIT OF	17,818.76	5.20
	ITS CUSTOMERS
	NATIONAL FINANCIAL SERVICES	50,309.73	14.68
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	67,119.79	19.59
	STATE STREET BANK AND TRUST AS	39,863.97	11.63
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	TD AMERITRADE INC FBO	45,077.86	13.15
	OUR CUSTOMERS
U.S. LARGE-CAP CORE	RETIREMENT I 2030 FUND	13,337,361.84	5.96
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	11,700,949.29	5.23
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	14,200,295.57	6.34
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	19,301,299.36	8.62
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	12,531,157.77	5.60
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	20,419,861.70	9.12
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	15,569,448.01	6.95
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	12,380,547.51	5.53
	T ROWE PRICE ASSOCIATES
	SPECTRUM DIVERSIFIED EQUITY	14,620,207.43	6.53
	T. ROWE PRICE ASSOCIATES
U.S. LIMITED DURATION	CHARLES SCHWAB & CO INC	317,340.00	18.63
TIPS INDEX FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	PERSHING LLC	144,857.19	8.50

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. LIMITED DURATION	EDUCATION TRUST OF ALASKA	20,201,216.78	12.60
TIPS INDEX FUND—I CLASS	PORTFOLIO 2024
	C/O T ROWE PRICE ASSOCIATES
	MARYLAND COLLEGE INVESTMENT PLAN	39,939,772.71	24.92
	PORTFOLIO 2024
	T ROWE PRICE SERVICES INC FBO	28,023,789.20	17.48
	EDUCATION TRUST OF ALASKA
	PORTFOLIO FOR EDUCATION TODAY
	T ROWE PRICE SERVICES INC FBO	55,896,339.88	34.87(b)
	MARYLAND COLLEGE INVESTMENT PLAN
	PORTFOLIO FOR EDUCATION TODAY
U.S. LIMITED DURATION	RETIREMENT BLEND 2005 FUND	145,387.41	6.68
TIPS INDEX FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2015 FUND	232,909.93	10.70
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2020 FUND	717,868.56	32.98(a)
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2025 FUND	726,522.31	33.38(a)
	T ROWE PRICE ASSOCIATES
	RETIREMENT BLEND 2030 FUND	251,539.90	11.56
	T ROWE PRICE ASSOCIATES
U.S. TREASURY	LPL FINANCIAL	39,163,161.31	29.04(b)
INTERMEDIATE	OMNIBUS CUSTOMER ACCOUNT
INDEX FUND	MLPF&S FOR THE SOLE BENEFIT OF	51,000,928.53	37.82(b)
	ITS CUSTOMERS
U.S. TREASURY	CHARLES SCHWAB & CO INC	1,644,424.28	5.93
INTERMEDIATE	SPECIAL CUSTODY A/C FBO CUSTOMERS
INDEX FUND—I CLASS
U.S. TREASURY	SPECTRUM INCOME FUND	91,059.08	100.00(a)
INTERMEDIATE INDEX	T. ROWE PRICE ASSOCIATES
FUND—Z CLASS
U.S. TREASURY	CHARLES SCHWAB & CO INC	1,967,506.83	7.30
LONG-TERM INDEX FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	5,209,643.23	19.34
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	2,660,377.97	9.88
U.S. TREASURY	LADYBIRD & CO	5,388,166.58	13.33
LONG-TERM INDEX	LADYBUG & CO	7,441,490.17	18.41
FUND—I CLASS	LAKESIDE & CO	8,129,100.43	20.11
	MARIL & CO FBO	2,130,723.00	5.27
	PERSHING LLC	3,028,700.76	7.49

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. TREASURY	RETIREMENT I 2025 FUND	32,263,308.34	6.60
LONG-TERM INDEX	T ROWE PRICE ASSOCIATES
FUND—Z CLASS	RETIREMENT I 2030 FUND	45,551,872.09	9.32
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	28,560,177.33	5.85
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	43,114,173.29	8.82
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	50,344,478.14	10.30
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	69,915,755.43	14.31
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	38,192,190.21	7.82
	T ROWE PRICE ASSOCIATES
	SPECTRUM INCOME FUND	35,676,461.01	7.30
	T. ROWE PRICE ASSOCIATES
U.S. TREASURY MONEY	EDWARD D JONES & CO	1,079,609,048.33	29.88(b)
FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS
	MARYLAND COLLEGE INVESTMENT PLAN	232,245,820.62	6.43
	US TREASURY MONEY MARKET
U.S. TREASURY MONEY	RETIREMENT I 2030 FUND	269,531,324.61	6.04
FUND—Z CLASS	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	226,904,378.82	5.09
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	335,489,579.29	7.52
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2020	312,219,935.97	7.00
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	311,550,073.46	6.99
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	428,408,582.70	9.61
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	300,696,447.04	6.74
	T ROWE PRICE ASSOCIATES
ULTRA SHORT-TERM	CITIGROUP GLOBAL MARKETS INC.	400,000	36.36(f)
BOND ETF	CHARLES SCHWAB & CO INC	197,351	17.94
	NATIONAL FINANCIAL SERVICES LLC	105,505	9.59
	PERSHING LLC	115,862	10.53
	TD AMERITRADE CLEARING, INC.	202,616	18.42
ULTRA SHORT-TERM	CHARLES SCHWAB & CO INC	55,733,833.43	17.83
BOND FUND	REINVEST ACCOUNT
	LPL FINANCIAL	29,885,576.50	9.56
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	108,540,228.29	34.73(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	TD AMERITRADE INC FBO	19,695,141.17	6.30
	OUR CUSTOMERS
	UBS WM USA	28,697,669.14	9.18
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
ULTRA SHORT-TERM BOND	CHARLES SCHWAB & CO INC	46,233,242.02	23.95
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	10,292,572.68	5.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ULTRA SHORT-TERM BOND	T ROWE PRICE ASSOCIATES	19,607.84	100.00(c)
FUND—Z CLASS
VALUE FUND	CHARLES SCHWAB & CO INC	6,266,936.96	6.86
	REINVESTMENT ACCOUNT
	LPL FINANCIAL	8,113,341.47	8.88
	OMNIBUS CUSTOMER ACCOUNT
	NATIONAL FINANCIAL SERVICES	15,770,789.84	17.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	6,689,280.59	7.32
	T ROWE PRICE TRUST CO	7,179,850.25	7.86
	ATTN INSTALLATION TEAM FOR
	TRPS INST CONTROL DEPT
VALUE FUND—ADVISOR	CHARLES SCHWAB & CO INC	321,822.02	5.41
CLASS	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	1,873,113.94	31.48(b)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	385,905.56	6.49
	PIMS/PRUDENTIAL RETIREMENT	732,298.25	12.31
	AS NOMINEE FOR THE TTEE/CUST PL 980
	DEFERRED COMPENSATION PLAN FOR
	WHITE PLAINS NY 10601-3311
	VOYA RETIREMENT INS & ANNUITY CO	771,520.93	12.97
VALUE FUND—I CLASS	CHARLES SCHWAB & CO INC	9,669,002.41	8.90
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	NATIONAL FINANCIAL SERVICES	11,933,530.82	10.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
VALUE FUND—Z CLASS	RETIREMENT I 2030 FUND	31,756,737.54	6.30
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2035 FUND	27,665,307.92	5.49
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2040 FUND	33,211,979.86	6.59
	T ROWE PRICE ASSOCIATES
	RETIREMENT I 2045 FUND	25,582,956.24	5.08
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2040	45,122,614.43	8.95
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2025	30,062,612.83	5.97
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2030	48,630,902.25	9.65
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2035	36,652,958.13	7.27
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2045	28,748,653.57	5.70
	T ROWE PRICE ASSOCIATES
	RETIREMENT PORTFOLIO 2050	25,890,498.06	5.14
	T ROWE PRICE ASSOCIATES

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
VIRGINIA TAX-FREE	CHARLES SCHWAB & CO INC	6,823,228.29	11.07
BOND FUND	REINVEST ACCOUNT
	NATIONAL FINANCIAL SERVICES	14,973,151.24	24.30
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	3,672,443.98	5.96
	RAYMOND JAMES	3,700,206.63	6.01
	OMNIBUS FOR MUTUAL FUNDS
	TD AMERITRADE INC FBO	3,755,453.73	6.10
	OUR CUSTOMERS
VIRGINIA TAX-FREE BOND	CHARLES SCHWAB & CO INC	5,368,503.35	10.02
FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS

(a)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price, which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

(b)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a Fund or one of its classes that are submitted to shareholders for vote.
(c)

T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price may represent discretionary investments and/or a contribution to the Fund at its inception that provided the Fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price may be able to determine the outcome of most issues that were submitted to shareholders for vote.

(d)

The indicated percentage of the outstanding shares of this Fund are owned by another T. Rowe Price Fund and held in the nominee name indicated. Shares of the Fund are “echo-voted” by the T. Rowe Price Fund that owns the shares in the same proportion that the shares of the underlying Fund are voted by other shareholders.

(e)

T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price, which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(f)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters that are submitted to shareholders for vote.
(g)

Security Benefit Life Insurance Company, organized under the laws of Kansas, owns the percentage indicated (in connection with issuing the T. Rowe Price Variable Annuity) of the outstanding shares of the Fund. Under current law, the insurance company must vote these shares in accordance with instructions received by underlying contract holders.

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Joint Audit Committee has selected PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the independent registered public accounting firm for the T. Rowe Price Funds for their current fiscal years, and such selection has also been approved by the Funds’ independent directors. Representatives of PricewaterhouseCoopers are not expected to be present at the Shareholder Meeting or available to make a statement or respond to any shareholders’ questions.

The following table, entitled “Independent Auditor Fees,” sets forth the amounts accrued by each Fund for audit and tax fees during each Fund’s last two fiscal years. None of the Funds accrued any fees for audit-related or other fees during each Fund’s last two fiscal years. The table also includes aggregate fees billed by PricewaterhouseCoopers for non-audit services rendered to the Fund, T. Rowe Price, and any entity controlling, controlled by, or under common control with T. Rowe Price that provides ongoing services to the Funds for each Fund’s last two fiscal years.

Audit fees are billed for professional services rendered by PricewaterhouseCoopers for the audit of each Fund’s annual financial statements and for services normally provided in connection with statutory and regulatory filings. Tax fees are billed to the T. Rowe Price ETFs for services rendered by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning. The nature of services comprising these fees includes the review of distribution calculations and the preparation of federal, state, and excise tax returns.

Pursuant to the Joint Audit Committee’s charter, the Joint Audit Committee is responsible for approving in advance any permissible non-audit services to be provided by PricewaterhouseCoopers to: i. The Price Funds; and ii. Any investment advisers of the Price Funds or any affiliates of such investment advisers if such investment advisers or affiliates provide ongoing services to the Price Funds and the engagement relates directly to the operations and financial reporting of the Price Funds; provided, that any single member of the Committee may approve such services on behalf of the Committee if such approval is reported to the Committee at its next regular meeting. These pre-approval requirements were not waived for any Fund during its last two fiscal year-ends.

Independent Auditor Fees

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Africa & Middle East	$24,030	$24,055	—	—	$3,600,000	$2,760,000
All-Cap Opportunities	21,464	21,409	—	—	3,732,000—	2,037,000
All-Cap Opportunities Portfolio	21,464	21,409	—	—	3,732,000	2,037,000
Asia Opportunities	24,030	24,055	—	—	3,600,000	2,760,000
Balanced	30,530	30,755	—	—	3,732,000	2,037,000
Blue Chip Growth ETF	19,964	20,562	$4,382	$4,514	3,732,000	2,037,000
Blue Chip Growth	21,464	21,409	—	—	3,732,000	2,037,000
Blue Chip Growth Portfolio	21,464	21,409	—	—	3,732,000	2,037,000
California Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
Capital Appreciation	41,344	41,889	—	—	3,732,000	2,037,000
Cash Reserves	23,424	23,429	—	—	3,600,000	2,760,000
China Evolution Equity	24,030	24,005	—	—	3,600,000	2,760,000
Communications & Technology	41,344	41,889	—	—	3,732,000	2,037,000
Corporate Income	29,705	30,755	5,140	—	3,481,000	2,959,000
Credit Opportunities	40,519	41,889	7,514	—	3,481,000	2,959,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Diversified Mid-Cap Growth	21,464	21,409	—	—	3,732,000	2,037,000
Dividend Growth ETF	19,964	20,562	4,382	4,514	3,732,000	2,037,000
Dividend Growth	21,464	21,409	—	—	3,732,000	2,037,000
Dynamic Credit	41,344	41,889	—	—	3,732,000	2,037,000
Dynamic Global Bond	41,344	41,889	—	—	3,732,000	2,037,000
Emerging Europe	24,030	24,055	—	—	3,600,000	2,760,000
Emerging Markets Bond	35,966	36,351	—	—	3,732,000	2,037,000
Emerging Markets Corporate Bond	35,966	36,351	—	—	3,732,000	2,037,000
Emerging Markets Corporate Multi-Sector Account Portfolio	35,966	36,351	—	—	3,732,000	2,037,000
Emerging Markets Discovery Stock	24,030	24,055	—	—	3,600,000	2,760,000
Emerging Markets Local Currency Bond	35,966	36,351	—	—	3,732,000	2,037,000
Emerging Markets Local Multi-Sector Account Portfolio	35,966	18,121	—	—	3,732,000	2,037,000
Emerging Markets Stock	24,030	24,055	—	—	3,600,000	2,760,000
Equity Income ETF	19,964	20,562	4,382	4,514	3,732,000	2,037,000
Equity Income	21,464	21,409	—	—	3,732,000	2,037,000
Equity Income Portfolio	21,464	21,409	—	—	3,732,000	2,037,000
Equity Index 500	21,464	21,409	—	—	3,732,000	2,037,000
Equity Index 500 Portfolio	21,464	21,409	—	—	3,732,000	2,037,000
European Stock	24,030	24,055	—	—	3,600,000	2,760,000
Extended Equity Market Index	21,464	21,409	—	—	3,732,000	2,037,000
Financial Services	21,464	21,409	—	—	3,732,000	2,037,000
Floating Rate ETF	—	2,600	—	—	—	2,959,000
Floating Rate	40,519	41,889	7,514	—	3,481,000	2,959,000
Floating Rate Multi-Sector Account Portfolio	41,344	41,889	—	—	3,749,000	1,454,000
Georgia Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
Global Allocation	41,344	41,889	—	—	3,600,000	2,760,000
Global Consumer	24,030	24,055	—	—	3,732,000	2,037,000
Global Growth Stock	24,030	24,055	—	—	3,600,000	2,760,000
Global High Income Bond	35,966	36,351	—	—	3,732,000	2,037,000
Global Impact Equity	26,530	24,055	—	—	3,600,000	2,760,000
Global Industrials	24,030	24,055	—	—	3,732,000	2,037,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Global Multi-Sector Bond	35,141	36,351	6,334	—	3,481,000	2,959,000
Global Real Estate	24,030	24,055	—	—	3,732,000	2,037,000
Global Stock	24,030	24,055	—	—	3,600,000	2,760,000
Global Technology	24,030	24,055	—	—	3,732,000	2,037,000
Global Value Equity	24,030	24,055	—	—	3,600,000	2,760,000
GNMA	29,705	30,755	5,140	—	3,481,000	2,959,000
Government Money	22,599	23,429	3,581	—	3,481,000	2,959,000
Government Money Portfolio	23,424	—	—	—	3,732,000	—
Government Reserve	22,599	23,429	3,581	—	3,481,000	2,959,000
Growth Stock ETF	19,964	20,562	4,382	4,514	3,732,000	2,037,000
Growth Stock	41,344	41,889	—	—	3,732,000	2,037,000
Health Sciences	41,344	41,889	—	—	3,732,000	2,037,000
Health Sciences Portfolio	41,344	41,889	—	—	3,732,000	2,037,000
High Yield	40,519	41,889	7,514	—	3,481,000	2,959,000
High Yield Multi-Sector Account Portfolio	30,530	30,755	—	—	3,749,000	1,454,000
Inflation Protected Bond	29,705	30,755	5,140	—	3,481,000	2,959,000
Institutional Emerging Markets Bond	35,966	36,351	—	—	3,732,000	2,037,000
Institutional Emerging Markets Equity	24,030	24,055	—	—	3,600,000	2,760,000
Institutional Floating Rate	40,519	41,889	7,514	—	3,481,000	2,959,000
Institutional High Yield	40,519	41,889	7,514	—	3,481,000	2,959,000
Institutional International Disciplined Equity	24,030	24,055	—	—	3,600,000	2,760,000
Institutional Large-Cap Core Growth	21,464	21,409	—	—	3,732,000	2,037,000
Institutional Long Duration Credit	29,705	30,755	5,140	—	3,481,000	2,959,000
Institutional Mid-Cap Equity Growth	21,464	21,409	—	—	3,732,000	2,037,000
Institutional Small-Cap Stock	41,344	41,889	—	—	3,732,000	2,037,000
Integrated Global Equity	24,030	24,055	—	—	3,732,000	2,037,000
Integrated U.S. Large-Cap Value Equity	21,464	21,409	—	—	3,732,000	2,037,000
Integrated U.S. Small-Cap Growth Equity	21,464	21,409	—	—	3,732,000	2,037,000
Integrated U.S. Small-Mid Cap Core Equity	21,464	21,409	—	—	3,732,000	2,037,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Intermediate Tax-Free High Yield	30,530	30,755	—	—	3,749,000	1,454,000
International Bond	35,966	36,351	—	—	3,732,000	2,037,000
International Bond (USD Hedged)	35,966	36,351	—	—	3,732,000	2,037,000
International Disciplined Equity	24,030	24,055	—	—	3,600,000	2,760,000
International Discovery	24,030	24,055	—	—	3,600,000	2,760,000
International Equity Index	24,030	24,055	—	—	3,600,000	2,760,000
International Stock	24,030	24,055	—	—	3,600,000	2,760,000
International Stock Portfolio	24,030	24,055	—	—	3,732,000	2,037,000
International Value Equity	24,030	24,055	—	—	3,600,000	2,760,000
Investment-Grade Corporate Multi-Sector Account Portfolio	30,530	30,755	—	—	3,749,000	1,454,000
Japan	24,030	24,055	—	—	3,600,000	2,760,000
Large-Cap Growth	21,464	21,409	—	—	3,732,000	2,037,000
Large-Cap Value	21,464	21,409	—	—	3,732,000	2,037,000
Latin America	24,030	24,055	—	—	3,600,000	2,760,000
Limited Duration Inflation Focused Bond	29,705	30,755	5,140	—	3,481,000	2,959,000
Limited-Term Bond Portfolio	30,530	30,755	—	—	3,732,000	2,037,000
Maryland Short-Term Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
Maryland Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
Maryland Tax-Free Money	23,424	23,429	—	—	3,749,000	1,454,000
Mid-Cap Growth	21,464	21,409	—	—	3,732,000	2,037,000
Mid-Cap Growth Portfolio	21,464	21,409	—	—	3,732,000	2,037,000
Mid-Cap Index	21,464	21,409	—	—	3,732,000	2,037,000
Mid-Cap Value	21,464	21,409	—	—	3,732,000	2,037,000
Moderate Allocation Portfolio	41,344	41,889	—	—	3,732,000	2,037,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	30,530	30,755	—	—	3,749,000	1,454,000
Multi-Strategy Total Return	66,958	68,153	—	—	3,600,000	2,760,000
New Asia	24,030	24,055	—	—	3,600,000	2,760,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
New Era	21,464	21,409	—	—	3,732,000	2,037,000
New Horizons	41,344	41,889	—	—	3,732,000	2,037,000
New Income	29,705	30,755	5,140	—	3,481,000	2,959,000
New Jersey Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
New York Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000
Overseas Stock	24,030	24,055	—	—	3,600,000	2,760,000
QM U.S. Bond ETF	17,595	29,899	3,314	6,563	3,600,000	2,760,000
QM U.S. Bond Index	30,530	30,755	—	—	3,600,000	2,760,000
Real Assets	21,464	21,409	—	—	3,732,000	2,037,000
Real Estate	21,464	21,409	—	—	3,732,000	2,037,000
Retirement 2005	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2010	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2015	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2020	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2025	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2030	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2035	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2040	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2045	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2050	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2055	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2060	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement 2065	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement Balanced	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement Blend 2005	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2010	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2015	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2020	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2025	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2030	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2035	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2040	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2045	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2050	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2055	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2060	1,250	13,183	—	—	3,481,000	2,959,000
Retirement Blend 2065	1,250	13,183	—	—	3,481,000	2,959,000
Retirement I 2005 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2010 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Retirement I 2015 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2020 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2025 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2030 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2035 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2040 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2045 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2050 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2055 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2060 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement I 2065 Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement Balanced I Fund—I Class	12,653	13,183	1,397	—	3,481,000	2,959,000
Retirement Income 2020	13,478	13,183	—	—	3,732,000	2,037,000
Science & Technology	21,464	21,409	—	—	3,732,000	2,037,000
Short Duration Income	29,705	30,755	5,140	—	3,481,000	2,959,000
Short-Term	22,599	—	3,581	—	3,481,000	—
Short-Term Bond	29,705	30,755	5,140	—	3,481,000	2,959,000
Short-Term Government	—	—	—	—	—	—
Small-Cap Index	21,464	21,409	—	—	3,732,000	2,037,000
Small-Cap Stock	41,344	41,889	—	—	3,732,000	2,037,000
Small-Cap Value	41,344	41,889	—	—	3,732,000	2,037,000
Spectrum Conservative Allocation	29,705	30,755	5,140	—	3,481,000	2,959,000
Spectrum Diversified Equity	13,478	13,183	—	—	3,732,000	2,037,000
Spectrum Income	13,478	13,183	—	—	3,732,000	2,037,000
Spectrum International Equity	13,478	13,183	—	—	3,732,000	2,037,000
Spectrum Moderate Allocation	40,519	41,889	7,514	—	3,481,000	2,959,000
Spectrum Moderate Growth Allocation	40,519	41,889	7,514	—	3,481,000	2,959,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Summit Municipal Income	30,530	30,755	—	—	3,600,000	2,760,000
Summit Municipal Intermediate	30,530	30,755	—	—	3,600,000	2,760,000
Target 2005	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2010	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2015	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2020	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2025	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2030	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2035	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2040	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2045	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2050	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2055	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2060	12,653	13,183	1,397	—	3,481,000	2,959,000
Target 2065	12,653	13,183	1,397	—	3,481,000	2,959,000
Tax-Efficient Equity	21,464	21,409	—	—	3,749,000	1,454,000
Tax-Exempt Money	29,924	23,429	—	—	3,749,000	1,454,000
Tax-Free High Yield	30,530	30,755	—	—	3,749,000	1,454,000
Tax-Free Income	30,530	30,755	—	—	3,749,000	1,454,000
Tax-Free Short-Intermediate	30,530	30,755	—	—	3,749,000	1,454,000
Total Equity Market Index	21,464	21,409	—	—	3,732,000	2,037,000
Total Return ETF	2,500	29,899	—	6,563	3,481,000	2,959,000
Total Return	40,519	41,889	7,514	—	3,481,000	2,959,000
Transition	21,464	21,409	—	—	3,732,000	2,037,000
Treasury Reserve	22,599	23,429	3,581	—	3,481,000	2,959,000
U.S. Equity Research ETF	22,464	20,562	4,382	4,514	2,732,000	3,732,000
U.S. Equity Research	25,964	21,409	—	—	3,732,000	2,037,000
U.S. High Yield ETF	—	2,600	—	—	—	2,959,000
U.S. High Yield	29,705	30,755	5,140	—	3,481,000	2,959,000
U.S. Large-Cap Core	21,464	21,409	—	—	3,732,000	2,037,000
U.S. Limited Duration TIPS Index	29,705	30,755	5,140	—	3,481,000	2,959,000
U.S. Treasury Intermediate Index	29,705	30,755	5,140	—	3,481,000	2,959,000
U.S. Treasury Long-Term Index	29,705	30,755	5,140	—	3,481,000	2,959,000
U.S. Treasury Money	22,599	23,429	3,581	—	3,481,000	2,959,000
Ultra Short-Term Bond ETF	2,500	29,899	—	6,563	3,481,000	2,959,000
Ultra Short-Term Bond	29,705	30,755	5,140	—	3,481,000	2,959,000

Fund	Audit Fees		Tax Fees		Aggregate Fees Non-Audit Services to the Fund, T. Rowe Price, and any Entity Controlling, Controlled by, or Under Common Control with T. Rowe Price that Provides Ongoing Services to the Fund
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Value	21,464	21,409	—	—	3,732,000	2,037,000
Virginia Tax-Free Bond	30,530	30,755	—	—	3,749,000	1,454,000

Exhibit 1

T. ROWE PRICE FUNDS

Funds	Ticker	Fiscal Year
T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.
T. Rowe Price All-Cap Opportunities Fund	PRWAX	12/31
T. Rowe Price All-Cap Opportunities Fund—Advisor Class	PAWAX	12/31
T. Rowe Price All-Cap Opportunities Fund—I Class	PNAIX	12/31
T. ROWE PRICE BALANCED FUND, INC.
T. Rowe Price Balanced Fund	RPBAX	12/31
T. Rowe Price Balanced Fund—I Class	RBAIX	12/31
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund	TRBCX	12/31
T. Rowe Price Blue Chip Growth Fund—Advisor Class	PABGX	12/31
T. Rowe Price Blue Chip Growth Fund—I Class	TBCIX	12/31
T. Rowe Price Blue Chip Growth Fund—R Class	RRBGX	12/31
T. Rowe Price Blue Chip Growth Fund—Z Class	TRZBX	12/31
T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.
T. Rowe Price Capital Appreciation Fund	PRWCX	12/31
T. Rowe Price Capital Appreciation Fund—Advisor Class	PACLX	12/31
T. Rowe Price Capital Appreciation Fund—I Class	TRAIX	12/31
T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. Rowe Price Communications & Technology Fund	PRMTX	12/31
T. Rowe Price Communications & Technology Fund—I Class	TTMIX	12/31
T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. Rowe Price Corporate Income Fund	PRPIX	5/31
T. Rowe Price Corporate Income Fund—I Class	TICCX	5/31
T. Rowe Price Corporate Income Fund—Z Class	TRZCX	5/31
T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. Rowe Price Credit Opportunities Fund	PRCPX	5/31
T. Rowe Price Credit Opportunities Fund—Advisor Class	PAOPX	5/31
T. Rowe Price Credit Opportunities Fund—I Class	TCRRX	5/31
T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. Rowe Price Diversified Mid-Cap Growth Fund	PRDMX	12/31
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class	RPTTX	12/31
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund	PRDGX	12/31
T. Rowe Price Dividend Growth Fund—Advisor Class	TADGX	12/31
T. Rowe Price Dividend Growth Fund—I Class	PDGIX	12/31
T. Rowe Price Dividend Growth Fund—Z Class	TRZDX	12/31
T. ROWE PRICE EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund	TPLGX	12/31
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	PMEGX	12/31
T. Rowe Price Institutional Small-Cap Stock Fund	TRSSX	12/31
T. Rowe Price Large-Cap Growth Fund	TRGOX	12/31
T. Rowe Price Large-Cap Growth Fund—I Class	TRLGX	12/31
T. Rowe Price Large-Cap Value Fund	TRLUX	12/31
T. Rowe Price Large-Cap Value Fund—I Class	TILCX	12/31
T. ROWE PRICE EQUITY INCOME FUND, INC.
T. Rowe Price Equity Income Fund	PRFDX	12/31
T. Rowe Price Equity Income Fund—Advisor Class	PAFDX	12/31
T. Rowe Price Equity Income Fund—I Class	REIPX	12/31
T. Rowe Price Equity Income Fund—R Class	RRFDX	12/31
T. Rowe Price Equity Income Fund—Z Class	TRZQX	12/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price All-Cap Opportunities Portfolio	QAOSWX	12/31
T. Rowe Price Blue Chip Growth Portfolio	QAAAJX	12/31
T. Rowe Price Blue Chip Growth Portfolio—II	QAAGXX	12/31
T. Rowe Price Equity Income Portfolio	QAAHCX	12/31
T. Rowe Price Equity Income Portfolio—II	QAAHAX	12/31
T. Rowe Price Equity Index 500 Portfolio	QAAGTX	12/31
T. Rowe Price Health Sciences Portfolio	QAAGZX	12/31
T. Rowe Price Health Sciences Portfolio—II	QAAHBX	12/31
T. Rowe Price Mid-Cap Growth Portfolio	QAMWEX	12/31
T. Rowe Price Mid-Cap Growth Portfolio—II	QAAGSX	12/31
T. Rowe Price Moderate Allocation Portfolio	QAAGRX	12/31
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.
T. Rowe Price Blue Chip Growth ETF	TCHP	12/31
T. Rowe Price Capital Appreciation Equity ETF	TCAF	12/31
T. Rowe Price Dividend Growth ETF	TDVG	12/31
T. Rowe Price Equity Income ETF	TEQI	12/31
T. Rowe Price Floating Rate ETF	TFLR	5/31
T. Rowe Price Growth ETF	TGRT	12/31
T. Rowe Price Growth Stock ETF	TGRW	12/31
T. Rowe Price International Equity ETF	TOUS	10/31
T. Rowe Price QM U.S. Bond ETF	TAGG	10/31
T. Rowe Price Small-Mid Cap ETF	TMSL	12/31
T. Rowe Price Total Return ETF	TOTR	5/31
T. Rowe Price Ultra Short-Term Bond ETF	TBUX	5/31
T. Rowe Price U.S. Equity Research ETF	TSPA	12/31
T. Rowe Price U.S. High Yield ETF	THYF	5/31
T. Rowe Price Value ETF	TVAL	12/31
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. Rowe Price Financial Services Fund	PRISX	12/31
T. Rowe Price Financial Services Fund—I Class	TFIFX	12/31
T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio	QAAGWX	12/31
T. Rowe Price Limited-Term Bond Portfolio—II	QAAGUX	12/31
T. ROWE PRICE FLOATING RATE FUND, INC.
T. Rowe Price Floating Rate Fund	PRFRX	5/31
T. Rowe Price Floating Rate Fund—Advisor Class	PAFRX	5/31
T. Rowe Price Floating Rate Fund—I Class	TFAIX	5/31
T. Rowe Price Floating Rate Fund—Z Class	TRIZX	5/31
T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. Rowe Price Global Allocation Fund	RPGAX	10/31
T. Rowe Price Global Allocation Fund—Advisor Class	PAFGX	10/31
T. Rowe Price Global Allocation Fund—I Class	TGAFX	10/31
T. ROWE PRICE GLOBAL FUNDS, INC.
T. Rowe Price Global Value Equity Fund	TRGVX	10/31
T. Rowe Price Global Value Equity Fund—I Class	PRIGX	10/31
T. Rowe Price Institutional Emerging Markets Bond Fund	TREBX	12/31
T. Rowe Price Institutional Emerging Markets Equity Fund	IEMFX	10/31
T. Rowe Price Institutional International Disciplined Equity Fund	RPICX	10/31
T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.
T. Rowe Price Global Multi-Sector Bond Fund	PRSNX	5/31
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class	PRSAX	5/31
T. Rowe Price Global Multi-Sector Bond Fund—I Class	PGMSX	5/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.
T. Rowe Price Global Real Estate Fund	TRGRX	12/31
T. Rowe Price Global Real Estate Fund—Advisor Class	PAGEX	12/31
T. Rowe Price Global Real Estate Fund—I Class	TIRGX	12/31
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. Rowe Price Global Technology Fund	PRGTX	12/31
T. Rowe Price Global Technology Fund—I Class	PGTIX	12/31
T. ROWE PRICE GNMA FUND, INC.
T. Rowe Price GNMA Fund	PRGMX	5/31
T. Rowe Price GNMA Fund—I Class	PRXAX	5/31
T. Rowe Price GNMA Fund—Z Class	TRZGX	5/31
T. ROWE PRICE GOVERNMENT MONEY FUND, INC.
T. Rowe Price Government Money Fund	PRRXX	5/31
T. Rowe Price Government Money Fund—I Class	TTGXX	5/31
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund	PRGFX	12/31
T. Rowe Price Growth Stock Fund—Advisor Class	TRSAX	12/31
T. Rowe Price Growth Stock Fund—I Class	PRUFX	12/31
T. Rowe Price Growth Stock Fund—R Class	RRGSX	12/31
T. Rowe Price Growth Stock Fund—Z Class	TRJZX	12/31
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. Rowe Price Health Sciences Fund	PRHSX	12/31
T. Rowe Price Health Sciences Fund—I Class	THISX	12/31
T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund	PRHYX	5/31
T. Rowe Price High Yield Fund—Advisor Class	PAHIX	5/31
T. Rowe Price High Yield Fund—I Class	PRHIX	5/31
T. Rowe Price High Yield Fund—Z Class	TRKZX	5/31
T. Rowe Price U.S. High Yield Fund	TUHYX	5/31
T. Rowe Price U.S. High Yield Fund—Advisor Class	TUHAX	5/31
T. Rowe Price U.S. High Yield Fund—I Class	TUHIX	5/31
T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund	PREIX	12/31
T. Rowe Price Equity Index 500 Fund—I Class	PRUIX	12/31
T. Rowe Price Equity Index 500 Fund—Z Class	TRHZX	12/31
T. Rowe Price Extended Equity Market Index Fund	PEXMX	12/31
T. Rowe Price Mid-Cap Index Fund	TRMNX	12/31
T. Rowe Price Mid-Cap Index Fund—I Class	TRMSX	12/31
T. Rowe Price Mid-Cap Index Fund—Z Class	TRSZX	12/31
T. Rowe Price Small-Cap Index Fund	TRSYX	12/31
T. Rowe Price Small-Cap Index Fund—I Class	TRCSX	12/31
T. Rowe Price Small-Cap Index Fund—Z Class	TRZIX	12/31
T. Rowe Price Total Equity Market Index Fund	POMIX	12/31
T. Rowe Price U.S. Limited Duration TIPS Index Fund	TLDTX	5/31
T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class	TLDUX	5/31
T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class	TLDZX	5/31
T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.
T. Rowe Price Inflation Protected Bond Fund	PRIPX	5/31
T. Rowe Price Inflation Protected Bond Fund—I Class	TIIPX	5/31
T. Rowe Price Inflation Protected Bond Fund—Z Class	TRZHX	5/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Floating Rate Fund	RPIFX	5/31
T. Rowe Price Institutional Floating Rate Fund—F Class	PFFRX	5/31
T. Rowe Price Institutional Floating Rate Fund—Z Class	TRAZX	5/31
T. Rowe Price Institutional High Yield Fund	TRHYX	5/31
T. Rowe Price Institutional High Yield Fund—Z Class	TRCZX	5/31
T. Rowe Price Institutional Long Duration Credit Fund	RPLCX	5/31
T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC. (formerly T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.)
T. Rowe Price Integrated Global Equity Fund (formerly T. Rowe Price QM Global Equity Fund)	TQGEX	12/31
T. Rowe Price Integrated Global Equity Fund—Advisor Class (formerly T. Rowe Price QM Global Equity Fund—Advisor Class)	TQGAX	12/31
T. Rowe Price Integrated Global Equity Fund—I Class (formerly T. Rowe Price QM Global Equity Fund—I Class)	TQGIX	12/31
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund (formerly T. Rowe Price QM U.S. Value Equity Fund)	TQMVX	12/31
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—Advisor Class (formerly T. Rowe Price QM U.S. Value Equity Fund—Advisor Class)	TQVAX	12/31
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—I Class (formerly T. Rowe Price QM U.S. Value Equity Fund—I Class)	TQVIX	12/31
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund (formerly T. Rowe Price QM U.S. Small-Cap Growth Equity Fund)	PRDSX	12/31
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class (formerly T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—Advisor Class)	TQAAX	12/31
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—I Class (formerly T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—I Class)	TQAIX	12/31
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund (formerly T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund)	TQSMX	12/31
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class (formerly T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class)	TQSAX	12/31
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—I Class (formerly T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—I Class)	TQSIX	12/31
T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Intermediate Tax-Free High Yield Fund	PRIHX	2/28
T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class	PRAHX	2/28
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class	TFHAX	2/28
T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund	TRAMX	10/31
T. Rowe Price Africa & Middle East Fund—I Class	PRAMX	10/31
T. Rowe Price Africa & Middle East Fund—Z Class	TRZMX	10/31
T. Rowe Price Asia Opportunities Fund	TRAOX	10/31
T. Rowe Price Asia Opportunities Fund—Advisor Class	PAAOX	10/31
T. Rowe Price Asia Opportunities Fund—I Class	TRASX	10/31
T. Rowe Price China Evolution Equity Fund	TCELX	10/31
T. Rowe Price China Evolution Equity Fund—I Class	TRCLX	10/31
T. Rowe Price Dynamic Credit Fund	RPIDX	12/31
T. Rowe Price Dynamic Credit Fund—I Class	RPELX	12/31
T. Rowe Price Dynamic Global Bond Fund	RPIEX	12/31
T. Rowe Price Dynamic Global Bond Fund—Advisor Class	PAIEX	12/31
T. Rowe Price Dynamic Global Bond Fund—I Class	RPEIX	12/31
T. Rowe Price Dynamic Global Bond Fund—Z Class	TRDZX	12/31

Funds	Ticker	Fiscal Year
T. Rowe Price Emerging Europe Fund	TREMX	10/31
T. Rowe Price Emerging Europe Fund—I Class	TTEEX	10/31
T. Rowe Price Emerging Europe Fund—Z Class	TRZEX	10/31
T. Rowe Price Emerging Markets Bond Fund	PREMX	12/31
T. Rowe Price Emerging Markets Bond Fund—Advisor Class	PAIKX	12/31
T. Rowe Price Emerging Markets Bond Fund—I Class	PRXIX	12/31
T. Rowe Price Emerging Markets Bond Fund—Z Class	TREZX	12/31
T. Rowe Price Emerging Markets Corporate Bond Fund	TRECX	12/31
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class	PACEX	12/31
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class	TECIX	12/31
T. Rowe Price Emerging Markets Discovery Stock Fund	PRIJX	10/31
T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class	PAIJX	10/31
T. Rowe Price Emerging Markets Discovery Stock Fund—I Class	REVIX	10/31
T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class	TRFZX	10/31
T. Rowe Price Emerging Markets Local Currency Bond Fund	PRELX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class	PAELX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class	TEIMX	12/31
T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class	TRZFX	12/31
T. Rowe Price Emerging Markets Stock Fund	PRMSX	10/31
T. Rowe Price Emerging Markets Stock Fund—I Class	PRZIX	10/31
T. Rowe Price Emerging Markets Stock Fund—Z Class	TRGZX	10/31
T. Rowe Price European Stock Fund	PRESX	10/31
T. Rowe Price European Stock Fund—I Class	TEUIX	10/31
T. Rowe Price European Stock Fund—Z Class	TRZPX	10/31
T. Rowe Price Global Consumer Fund	PGLOX	12/31
T. Rowe Price Global Growth Stock Fund	RPGEX	10/31
T. Rowe Price Global Growth Stock Fund—Advisor Class	PAGLX	10/31
T. Rowe Price Global Growth Stock Fund—I Class	RGGIX	10/31
T. Rowe Price Global High Income Bond Fund	RPIHX	12/31
T. Rowe Price Global High Income Bond Fund—Advisor Class	PAIHX	12/31
T. Rowe Price Global High Income Bond Fund—I Class	RPOIX	12/31
T. Rowe Price Global Impact Equity Fund	TGPEX	10/31
T. Rowe Price Global Impact Equity Fund—I Class	TGBLX	10/31
T. Rowe Price Global Industrials Fund	RPGIX	12/31
T. Rowe Price Global Industrials Fund—I Class	TRGAX	12/31
T. Rowe Price Global Stock Fund	PRGSX	10/31
T. Rowe Price Global Stock Fund—Advisor Class	PAGSX	10/31
T. Rowe Price Global Stock Fund—I Class	TRGLX	10/31
T. Rowe Price International Bond Fund	RPIBX	12/31
T. Rowe Price International Bond Fund—Advisor Class	PAIBX	12/31
T. Rowe Price International Bond Fund—I Class	RPISX	12/31
T. Rowe Price International Bond Fund—Z Class	TRLZX	12/31
T. Rowe Price International Bond Fund (USD Hedged)	TNIBX	12/31
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class	TTABX	12/31
T. Rowe Price International Bond Fund (USD Hedged)—I Class	TNBMX	12/31
T. Rowe Price International Bond Fund (USD Hedged)—Z Class	TRMZX	12/31
T. Rowe Price International Disciplined Equity Fund	PRCNX	10/31
T. Rowe Price International Disciplined Equity Fund—Advisor Class	PRNCX	10/31
T. Rowe Price International Disciplined Equity Fund—I Class	RICIX	10/31
T. Rowe Price International Discovery Fund	PRIDX	10/31
T. Rowe Price International Discovery Fund—I Class	TIDDX	10/31
T. Rowe Price International Discovery Fund—Z Class	TRZKX	10/31

Funds	Ticker	Fiscal Year
T. Rowe Price International Stock Fund	PRITX	10/31
T. Rowe Price International Stock Fund—Advisor Class	PAITX	10/31
T. Rowe Price International Stock Fund—I Class	PRIUX	10/31
T. Rowe Price International Stock Fund—R Class	RRITX	10/31
T. Rowe Price International Stock Fund—Z Class	TRNZX	10/31
T. Rowe Price International Value Equity Fund	TRIGX	10/31
T. Rowe Price International Value Equity Fund—Advisor Class	PAIGX	10/31
T. Rowe Price International Value Equity Fund—I Class	TRTIX	10/31
T. Rowe Price International Value Equity Fund—R Class	RRIGX	10/31
T. Rowe Price International Value Equity Fund—Z Class	TROZX	10/31
T. Rowe Price Japan Fund	PRJPX	10/31
T. Rowe Price Japan Fund—I Class	RJAIX	10/31
T. Rowe Price Japan Fund—Z Class	TRZJX	10/31
T. Rowe Price Latin America Fund	PRLAX	10/31
T. Rowe Price Latin America Fund—I Class	RLAIX	10/31
T. Rowe Price Latin America Fund—Z Class	TRZYX	10/31
T. Rowe Price New Asia Fund	PRASX	10/31
T. Rowe Price New Asia Fund—I Class	PNSIX	10/31
T. Rowe Price New Asia Fund—Z Class	TRZNX	10/31
T. Rowe Price Overseas Stock Fund	TROSX	10/31
T. Rowe Price Overseas Stock Fund—Advisor Class	PAEIX	10/31
T. Rowe Price Overseas Stock Fund—I Class	TROIX	10/31
T. Rowe Price Overseas Stock Fund—Z Class	TRZSX	10/31
T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund	PIEQX	10/31
T. Rowe Price International Equity Index Fund—Z Class	TLIEX	10/31
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	QAAGYX	12/31
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.
T. Rowe Price Limited Duration Inflation Focused Bond Fund	TRBFX	5/31
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class	TRLDX	5/31
T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class	TRPZX	5/31
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund	RPMGX	12/31
T. Rowe Price Mid-Cap Growth Fund—Advisor Class	PAMCX	12/31
T. Rowe Price Mid-Cap Growth Fund—I Class	RPTIX	12/31
T. Rowe Price Mid-Cap Growth Fund—R Class	RRMGX	12/31
T. Rowe Price Mid-Cap Growth Fund—Z Class	TRQZX	12/31
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund	TRMCX	12/31
T. Rowe Price Mid-Cap Value Fund—Advisor Class	TAMVX	12/31
T. Rowe Price Mid-Cap Value Fund—I Class	TRMIX	12/31
T. Rowe Price Mid-Cap Value Fund—R Class	RRMVX	12/31
T. Rowe Price Mid-Cap Value Fund—Z Class	TRTZX	12/31
T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio		12/31
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio		12/31
T. Rowe Price Floating Rate Multi-Sector Account Portfolio		2/28
T. Rowe Price High Yield Multi-Sector Account Portfolio		2/28
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio		2/28
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio		2/28

Funds	Ticker	Fiscal Year
T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. Rowe Price Multi-Strategy Total Return Fund	TMSRX	10/31
T. Rowe Price Multi-Strategy Total Return Fund—Advisor Class	TMSAX	10/31
T. Rowe Price Multi-Strategy Total Return Fund—I Class	TMSSX	10/31
T. ROWE PRICE NEW ERA FUND, INC.
T. Rowe Price New Era Fund	PRNEX	12/31
T. Rowe Price New Era Fund—I Class	TRNEX	12/31
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. Rowe Price New Horizons Fund	PRNHX	12/31
T. Rowe Price New Horizons Fund—I Class	PRJIX	12/31
T. Rowe Price New Horizons Fund—Z Class	TRUZX	12/31
T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund	PRCIX	5/31
T. Rowe Price New Income Fund—Advisor Class	PANIX	5/31
T. Rowe Price New Income Fund—I Class	PRXEX	5/31
T. Rowe Price New Income Fund—R Class	RRNIX	5/31
T. Rowe Price New Income Fund—Z Class	TRVZX	5/31
T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.
T. Rowe Price QM U.S. Bond Index Fund	PBDIX	10/31
T. Rowe Price QM U.S. Bond Index Fund—I Class	TSBLX	10/31
T. Rowe Price QM U.S. Bond Index Fund—Z Class	TSBZX	10/31
T. ROWE PRICE REAL ASSETS FUND, INC.
T. Rowe Price Real Assets Fund	PRAFX	12/31
T. Rowe Price Real Assets Fund—I Class	PRIKX	12/31
T. Rowe Price Real Assets Fund—Z Class	TRZRX	12/31
T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund	TRREX	12/31
T. Rowe Price Real Estate Fund—Advisor Class	PAREX	12/31
T. Rowe Price Real Estate Fund—I Class	TIRRX	12/31
T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Government Reserve Fund		5/31
T. Rowe Price Short-Term Fund		5/31
T. Rowe Price Short-Term Government Fund		5/31
T. Rowe Price Transition Fund		12/31
T. Rowe Price Treasury Reserve Fund		5/31
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund	TRRFX	5/31
T. Rowe Price Retirement 2005 Fund—Advisor Class	PARGX	5/31
T. Rowe Price Retirement 2005 Fund—R Class	RRTLX	5/31
T. Rowe Price Retirement 2010 Fund	TRRAX	5/31
T. Rowe Price Retirement 2010 Fund—Advisor Class	PARAX	5/31
T. Rowe Price Retirement 2010 Fund—R Class	RRTAX	5/31
T. Rowe Price Retirement 2015 Fund	TRRGX	5/31
T. Rowe Price Retirement 2015 Fund—Advisor Class	PARHX	5/31
T. Rowe Price Retirement 2015 Fund—R Class	RRTMX	5/31
T. Rowe Price Retirement 2020 Fund	TRRBX	5/31
T. Rowe Price Retirement 2020 Fund—Advisor Class	PARBX	5/31
T. Rowe Price Retirement 2020 Fund—R Class	RRTBX	5/31
T. Rowe Price Retirement 2025 Fund	TRRHX	5/31
T. Rowe Price Retirement 2025 Fund—Advisor Class	PARJX	5/31
T. Rowe Price Retirement 2025 Fund—R Class	RRTNX	5/31
T. Rowe Price Retirement 2030 Fund	TRRCX	5/31
T. Rowe Price Retirement 2030 Fund—Advisor Class	PARCX	5/31

Funds	Ticker	Fiscal Year
T. Rowe Price Retirement 2030 Fund—R Class	RRTCX	5/31
T. Rowe Price Retirement 2035 Fund	TRRJX	5/31
T. Rowe Price Retirement 2035 Fund—Advisor Class	PARKX	5/31
T. Rowe Price Retirement 2035 Fund—R Class	RRTPX	5/31
T. Rowe Price Retirement 2040 Fund	TRRDX	5/31
T. Rowe Price Retirement 2040 Fund—Advisor Class	PARDX	5/31
T. Rowe Price Retirement 2040 Fund—R Class	RRTDX	5/31
T. Rowe Price Retirement 2045 Fund	TRRKX	5/31
T. Rowe Price Retirement 2045 Fund—Advisor Class	PARLX	5/31
T. Rowe Price Retirement 2045 Fund—R Class	RRTRX	5/31
T. Rowe Price Retirement 2050 Fund	TRRMX	5/31
T. Rowe Price Retirement 2050 Fund—Advisor Class	PARFX	5/31
T. Rowe Price Retirement 2050 Fund—R Class	RRTFX	5/31
T. Rowe Price Retirement 2055 Fund	TRRNX	5/31
T. Rowe Price Retirement 2055 Fund—Advisor Class	PAROX	5/31
T. Rowe Price Retirement 2055 Fund—R Class	RRTVX	5/31
T. Rowe Price Retirement 2060 Fund	TRRLX	5/31
T. Rowe Price Retirement 2060 Fund—Advisor Class	TRRYX	5/31
T. Rowe Price Retirement 2060 Fund—R Class	TRRZX	5/31
T. Rowe Price Retirement 2065 Fund	TRSJX	5/31
T. Rowe Price Retirement 2065 Fund—Advisor Class	PASUX	5/31
T. Rowe Price Retirement 2065 Fund—R Class	RRSUX	5/31
T. Rowe Price Retirement Balanced Fund	TRRIX	5/31
T. Rowe Price Retirement Balanced Fund—Advisor Class	PARIX	5/31
T. Rowe Price Retirement Balanced Fund—R Class	RRTIX	5/31
T. Rowe Price Retirement Blend 2005 Fund	TBLPX	5/31
T. Rowe Price Retirement Blend 2005 Fund—I Class	TBLAX	5/31
T. Rowe Price Retirement Blend 2010 Fund	TBLQX	5/31
T. Rowe Price Retirement Blend 2010 Fund—I Class	TBLBX	5/31
T. Rowe Price Retirement Blend 2015 Fund	TBLSX	5/31
T. Rowe Price Retirement Blend 2015 Fund—I Class	TBLCX	5/31
T. Rowe Price Retirement Blend 2020 Fund	TSBAX	5/31
T. Rowe Price Retirement Blend 2020 Fund—I Class	TBLDX	5/31
T. Rowe Price Retirement Blend 2025 Fund	TBLVX	5/31
T. Rowe Price Retirement Blend 2025 Fund—I Class	TBLEX	5/31
T. Rowe Price Retirement Blend 2030 Fund	TBLWX	5/31
T. Rowe Price Retirement Blend 2030 Fund—I Class	TBLGX	5/31
T. Rowe Price Retirement Blend 2035 Fund	TBLYX	5/31
T. Rowe Price Retirement Blend 2035 Fund—I Class	TBLHX	5/31
T. Rowe Price Retirement Blend 2040 Fund	TRBLX	5/31
T. Rowe Price Retirement Blend 2040 Fund—I Class	TBLJX	5/31
T. Rowe Price Retirement Blend 2045 Fund	TRBQX	5/31
T. Rowe Price Retirement Blend 2045 Fund—I Class	TBLKX	5/31
T. Rowe Price Retirement Blend 2050 Fund	TRBSX	5/31
T. Rowe Price Retirement Blend 2050 Fund—I Class	TBLLX	5/31
T. Rowe Price Retirement Blend 2055 Fund	TRBOX	5/31
T. Rowe Price Retirement Blend 2055 Fund—I Class	TBLMX	5/31
T. Rowe Price Retirement Blend 2060 Fund	TRBNX	5/31
T. Rowe Price Retirement Blend 2060 Fund—I Class	TBLNX	5/31
T. Rowe Price Retirement Blend 2065 Fund	TRBPX	5/31
T. Rowe Price Retirement Blend 2065 Fund—I Class	TBLOX	5/31
T. Rowe Price Retirement I 2005 Fund—I Class	TRPFX	5/31
T. Rowe Price Retirement I 2010 Fund—I Class	TRPAX	5/31

Funds	Ticker	Fiscal Year
T. Rowe Price Retirement I 2015 Fund—I Class	TRFGX	5/31
T. Rowe Price Retirement I 2020 Fund—I Class	TRBRX	5/31
T. Rowe Price Retirement I 2025 Fund—I Class	TRPHX	5/31
T. Rowe Price Retirement I 2030 Fund—I Class	TRPCX	5/31
T. Rowe Price Retirement I 2035 Fund—I Class	TRPJX	5/31
T. Rowe Price Retirement I 2040 Fund—I Class	TRPDX	5/31
T. Rowe Price Retirement I 2045 Fund—I Class	TRPKX	5/31
T. Rowe Price Retirement I 2050 Fund—I Class	TRPMX	5/31
T. Rowe Price Retirement I 2055 Fund—I Class	TRPNX	5/31
T. Rowe Price Retirement I 2060 Fund—I Class	TRPLX	5/31
T. Rowe Price Retirement I 2065 Fund—I Class	TRFKX	5/31
T. Rowe Price Retirement Balanced I Fund—I Class	TRPTX	5/31
T. Rowe Price Retirement Income 2020 Fund	TRLAX	12/31
T. Rowe Price Target 2005 Fund	TRARX	5/31
T. Rowe Price Target 2005 Fund—Advisor Class	PANRX	5/31
T. Rowe Price Target 2005 Fund—I Class	TFRRX	5/31
T. Rowe Price Target 2010 Fund	TRROX	5/31
T. Rowe Price Target 2010 Fund—Advisor Class	PAERX	5/31
T. Rowe Price Target 2010 Fund—I Class	TORFX	5/31
T. Rowe Price Target 2015 Fund	TRRTX	5/31
T. Rowe Price Target 2015 Fund—Advisor Class	PAHRX	5/31
T. Rowe Price Target 2015 Fund—I Class	TTRTX	5/31
T. Rowe Price Target 2020 Fund	TRRUX	5/31
T. Rowe Price Target 2020 Fund—Advisor Class	PAIRX	5/31
T. Rowe Price Target 2020 Fund—I Class	TTURX	5/31
T. Rowe Price Target 2025 Fund	TRRVX	5/31
T. Rowe Price Target 2025 Fund—Advisor Class	PAJRX	5/31
T. Rowe Price Target 2025 Fund—I Class	TRVVX	5/31
T. Rowe Price Target 2030 Fund	TRRWX	5/31
T. Rowe Price Target 2030 Fund—Advisor Class	PAKRX	5/31
T. Rowe Price Target 2030 Fund—I Class	TWRRX	5/31
T. Rowe Price Target 2035 Fund	RPGRX	5/31
T. Rowe Price Target 2035 Fund—Advisor Class	PATVX	5/31
T. Rowe Price Target 2035 Fund—I Class	TPGPX	5/31
T. Rowe Price Target 2040 Fund	TRHRX	5/31
T. Rowe Price Target 2040 Fund—Advisor Class	PAHHX	5/31
T. Rowe Price Target 2040 Fund—I Class	TRXRX	5/31
T. Rowe Price Target 2045 Fund	RPTFX	5/31
T. Rowe Price Target 2045 Fund—Advisor Class	PAFFX	5/31
T. Rowe Price Target 2045 Fund—I Class	TRFWX	5/31
T. Rowe Price Target 2050 Fund	TRFOX	5/31
T. Rowe Price Target 2050 Fund—Advisor Class	PAOFX	5/31
T. Rowe Price Target 2050 Fund—I Class	TOORX	5/31
T. Rowe Price Target 2055 Fund	TRFFX	5/31
T. Rowe Price Target 2055 Fund—Advisor Class	PAFTX	5/31
T. Rowe Price Target 2055 Fund—I Class	TRPPX	5/31
T. Rowe Price Target 2060 Fund	TRTFX	5/31
T. Rowe Price Target 2060 Fund—Advisor Class	TRTGX	5/31
T. Rowe Price Target 2060 Fund—I Class	TTOIX	5/31
T. Rowe Price Target 2065 Fund	PRSLX	5/31
T. Rowe Price Target 2065 Fund—Advisor Class	PAZLX	5/31
T. Rowe Price Target 2065 Fund—I Class	RPFDX	5/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund	PRSCX	12/31
T. Rowe Price Science & Technology Fund—Advisor Class	PASTX	12/31
T. Rowe Price Science & Technology Fund—I Class	TSNIX	12/31
T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short-Term Bond Fund	PRWBX	5/31
T. Rowe Price Short-Term Bond Fund—Advisor Class	PASHX	5/31
T. Rowe Price Short-Term Bond Fund—I Class	TBSIX	5/31
T. Rowe Price Short-Term Bond Fund—Z Class	TRZOX	5/31
T. Rowe Price Short Duration Income Fund	TSDLX	5/31
T. Rowe Price Short Duration Income Fund—I Class	TSIDX	5/31
T. Rowe Price Ultra Short-Term Bond Fund	TRBUX	5/31
T. Rowe Price Ultra Short-Term Bond Fund—I Class	TRSTX	5/31
T. Rowe Price Ultra Short-Term Bond Fund—Z Class	TRZWX	5/31
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund	OTCFX	12/31
T. Rowe Price Small-Cap Stock Fund—Advisor Class	PASSX	12/31
T. Rowe Price Small-Cap Stock Fund—I Class	OTIIX	12/31
T. Rowe Price Small-Cap Stock Fund—Z Class	TRZZX	12/31
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund	PRSVX	12/31
T. Rowe Price Small-Cap Value Fund—Advisor Class	PASVX	12/31
T. Rowe Price Small-Cap Value Fund—I Class	PRVIX	12/31
T. Rowe Price Small-Cap Value Fund—Z Class	TRZVX	12/31
T. ROWE PRICE SPECTRUM FUND, INC.
T. Rowe Price Spectrum Diversified Equity Fund	PRSGX	12/31
T. Rowe Price Spectrum Diversified Equity Fund—I Class	TSVPX	12/31
T. Rowe Price Spectrum Income Fund	RPSIX	12/31
T. Rowe Price Spectrum Income Fund—I Class	TSPNX	12/31
T. Rowe Price Spectrum International Equity Fund	PSILX	12/31
T. Rowe Price Spectrum International Equity Fund—I Class	TSINX	12/31
T. ROWE PRICE SPECTRUM FUNDS II, INC.
T. Rowe Price Spectrum Conservative Allocation Fund	PRSIX	5/31
T. Rowe Price Spectrum Conservative Allocation Fund—I Class	PPIPX	5/31
T. Rowe Price Spectrum Moderate Allocation Fund	TRPBX	5/31
T. Rowe Price Spectrum Moderate Allocation Fund—I Class	TPPAX	5/31
T. Rowe Price Spectrum Moderate Growth Allocation Fund	TRSGX	5/31
T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class	TGIPX	5/31
T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund	PRXCX	2/28
T. Rowe Price California Tax-Free Bond Fund—I Class	TCFEX	2/28
T. Rowe Price Georgia Tax-Free Bond Fund	GTFBX	2/28
T. Rowe Price Georgia Tax-Free Bond Fund—I Class	TBGAX	2/28
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	PRMDX	2/28
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class	TRMUX	2/28
T. Rowe Price Maryland Tax-Free Bond Fund	MDXBX	2/28
T. Rowe Price Maryland Tax-Free Bond Fund—I Class	TFBIX	2/28
T. Rowe Price Maryland Tax-Free Money Fund	TMDXX	2/28
T. Rowe Price Maryland Tax-Free Money Fund—I Class	TWNXX	2/28
T. Rowe Price New Jersey Tax-Free Bond Fund	NJTFX	2/28
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class	TRJIX	2/28
T. Rowe Price New York Tax-Free Bond Fund	PRNYX	2/28
T. Rowe Price New York Tax-Free Bond Fund—I Class	TRYIX	2/28

Funds	Ticker	Fiscal Year
T. Rowe Price Virginia Tax-Free Bond Fund	PRVAX	2/28
T. Rowe Price Virginia Tax-Free Bond Fund—I Class	TFBVX	2/28
T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Cash Reserves Fund	TSCXX	10/31
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Income Fund	PRINX	10/31
T. Rowe Price Summit Municipal Income Fund—Advisor Class	PAIMX	10/31
T. Rowe Price Summit Municipal Income Fund—I Class	PRIMX	10/31
T. Rowe Price Summit Municipal Intermediate Fund	PRSMX	10/31
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class	PAIFX	10/31
T. Rowe Price Summit Municipal Intermediate Fund—I Class	PRTMX	10/31
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Equity Fund	PREFX	2/28
T. Rowe Price Tax-Efficient Equity Fund—I Class	TEEFX	2/28
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund	PTEXX	2/28
T. Rowe Price Tax-Exempt Money Fund—I Class	TERXX	2/28
T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Tax-Free High Yield Fund	PRFHX	2/28
T. Rowe Price Tax-Free High Yield Fund—Advisor Class	PATFX	2/28
T. Rowe Price Tax-Free High Yield Fund—I Class	PTYIX	2/28
T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund	PRTAX	2/28
T. Rowe Price Tax-Free Income Fund—Advisor Class	PATAX	2/28
T. Rowe Price Tax-Free Income Fund—I Class	TFILX	2/28
T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. Rowe Price Tax-Free Short-Intermediate Fund	PRFSX	2/28
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class	PATIX	2/28
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class	TTSIX	2/28
T. ROWE PRICE TOTAL RETURN FUND, INC.
T. Rowe Price Total Return Fund	PTTFX	5/31
T. Rowe Price Total Return Fund—Advisor Class	PTATX	5/31
T. Rowe Price Total Return Fund—I Class	PTKIX	5/31
T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.
T. Rowe Price U.S Equity Research Fund	PRCOX	12/31
T. Rowe Price U.S Equity Research Fund—Advisor Class	PACOX	12/31
T. Rowe Price U.S Equity Research Fund—I Class	PCCOX	12/31
T. Rowe Price U.S Equity Research Fund—R Class	RRCOX	12/31
T. Rowe Price U.S Equity Research Fund—Z Class	PCUZX	12/31
T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.
T. Rowe Price U.S. Large-Cap Core Fund	TRULX	12/31
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class	PAULX	12/31
T. Rowe Price U.S. Large-Cap Core Fund—I Class	RCLIX	12/31
T. Rowe Price U.S. Large-Cap Core Fund—Z Class	TRZLX	12/31

Funds	Ticker	Fiscal Year
T. ROWE PRICE U.S. TREASURY FUNDS, INC.
T. Rowe Price U.S. Treasury Intermediate Index Fund	PRTIX	5/31
T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class	PRKIK	5/31
T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class	TRZTX	5/31
T. Rowe Price U.S. Treasury Long-Term Index Fund	PRULX	5/31
T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class	PRUUX	5/31
T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class	TRZUX	5/31
T. Rowe Price U.S. Treasury Money Fund	PRTXX	5/31
T. Rowe Price U.S. Treasury Money Fund—I Class	TRGXX	5/31
T. Rowe Price U.S. Treasury Money Fund—Z Class	TRZXX	5/31
T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund	TRVLX	12/31
T. Rowe Price Value Fund—Advisor Class	PAVLX	12/31
T. Rowe Price Value Fund—I Class	TRPIX	12/31
T. Rowe Price Value Fund—Z Class	TRZAX	12/31

Appendix

T. ROWE PRICE FUNDS CHARTER OF

JOINT NOMINATING AND GOVERNANCE COMMITTEE

The Joint Nominating and Governance Committee (the “Committee”) of the Boards of Directors (the “Board” or “Directors”) of the T. Rowe Price registered funds (the “Price Funds” or the “Funds”) has the oversight responsibility, authority and duties described in this Charter (the “Charter”). “Independent Directors” means those Directors of the Price Funds who are not “interested persons” of the Price Funds (“Independent Directors”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Purpose

The primary purpose of the Committee is to seek, review, and select candidates to fill Independent Director vacancies on each Price Fund’s Board, periodically evaluate the compensation payable to the Independent Directors, and perform certain functions with respect to the governance of the Price Funds.

Composition

The membership of the Committee shall be composed of all of the Independent Directors of the Price Funds.

If the Chairman of the Board is an Independent Director, he or she will serve as Chair of the Committee. If the Chairman of the Board is not an Independent Director, then the Independent Director who has been appointed as the Lead Independent Director will serve as Chair of the Committee. The Chair shall preside at all Committee meetings at which he or she is present and shall have such other duties and powers as may be determined by the Committee members. The Chair shall serve until his or her successor is duly appointed.

Meetings

The Committee shall hold meetings at least annually. The Committee shall hold such additional meetings as deemed necessary or desirable by the Committee.

Duties and Powers

The following shall be the principal recurring functions of the Committee in carrying out its responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate.

Selection and Nomination of Independent Directors

• The Committee shall have the responsibility to select and nominate persons to serve as Independent Directors of the Price Funds.

• In furtherance of the advisory responsibility vested in it, the Committee is authorized, in the name and on behalf of the Price Funds, to:

i. Seek out appropriate, qualified candidates to serve as Independent Directors of the Price Funds;

ii. Seek to ensure that the Independent Directors possess, in the aggregate, the strategic, managerial, and financial skills and experience necessary to fulfill the Board’s duties and, in recognizing diversity as a strategic enabler to long-term success, seek to ensure that the Board is comprised of Independent Directors who bring diverse perspectives to the Board, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities;

iii. Recommend to the Board the appropriate skills and characteristics required of Independent Directors, as well as any additional qualifications appropriate for any one or more Independent Directors, based on the needs of the Price Funds from time to time;

iv. Encourage recommendations for Independent Director candidates;

v. Receive recommendations for Independent Director candidates;

vi. Interview and otherwise examine Independent Director candidates and their credentials, including considering the independence of such candidates from the Price Funds’ investment adviser and other principal service providers. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with the investment adviser or service providers; and

vii. Nominate candidates to the Board for Independent Directors of the Price Funds.

Nomination of any persons to serve on the Board other than as an Independent Director shall be made by the Board.

Governance

• With regard to fund governance, the Committee is authorized, in the name and on behalf of the Price Funds, to:

i. Periodically evaluate the compensation payable to the Independent Directors, including for service on any committee (or for serving as Chair of the Board or a committee), and recommend adjustments as and when appropriate;

ii. At least annually, perform a self-assessment of the effectiveness of the Independent Directors in their role as Independent Directors of the Price Funds and participate in a self-assessment of the effectiveness of the Board as a whole and its Committees;

iii. Periodically review the retirement policy for Independent Directors and make any recommendations to the Board with respect thereto;

iv. At least once annually, evaluate the independence (pursuant to Rule 0-1 under the1940 Act) and overall performance of independent counsel to the Price Funds and Independent Directors; and

v. Perform such other functions with respect to the governance of the Price Funds not inconsistent with the foregoing as the members of the Committee shall determine to be necessary, appropriate, or desirable.

Other Responsibilities

• An Independent Director seeking a relationship with a profitmaking enterprise outside of the Price Funds shall receive approval from the Committee prior to accepting any such position or directorship to avoid any potential conflict of interest, and an Independent Director may not accept such a position or directorship if the Committee determines that to do so would be inappropriate given legal or other conflict issues.

• The Committee is authorized and directed to meet at least once annually and at such other times and places, to formulate such guidelines, policies, and procedures, and to make such reports and recommendations, as the Committee shall from time to time determine to be necessary, appropriate or desirable to carry out the responsibilities set forth in this Charter.

• The Committee is authorized, in the Price Funds’ names and on their behalf, to seek such assistance, staff or facilities from the investment adviser(s) of the Price Funds, the independent auditors and legal counsel to the Price Funds, and to engage such persons, or other experts or consultants, at the expense of the Price Funds, as the Committee shall deem appropriate, necessary or desirable in order to carry out its responsibilities under this Charter.

• Nothing in this Charter shall be deemed to confer on the Committee, and the Committee shall not have, authority to bind the Price Funds or otherwise deprive the Board or shareholders of the Price Funds of any authority vested in it or them with respect to the nomination, election, or removal of Directors or any other matter within the scope of the authority and responsibility of Directors and shareholders under applicable law.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities and to retain and determine the necessary funding for a special counsel, a search firm, and other experts or consultants, which shall be paid by the Price Funds.

Annual Review

The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.

Operating Procedures

Formal actions to be taken by the Committee shall be at a meeting at which a quorum is present. A quorum shall consist of a majority of the members of the Committee. Except as otherwise required by applicable law, members may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may also act by unanimous written consent in lieu of a meeting. The Committee shall cause to be kept such minutes of its meetings as it shall deem appropriate.

C00-060 5/10/23

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS OF ALL T. ROWE PRICE FUNDS ON JULY 24, 2023

MAY 2023

As a shareholder of a T. Rowe Price Fund(s):

You are receiving this notice regarding the Internet availability of proxy materials related to a joint special meeting of shareholders (the “Meeting”) of all mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. (the “Funds”). The Meeting will be held via live webcast by accessing the portable document format (“PDF”) document available at the following url: vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf. The PDF will provide instructions on how to register to attend the Shareholder Meeting and vote your shares. You must have PDF viewing software, such as Adobe Reader, installed on your computer to view the document and attend the Shareholder Meeting at 12:15 p.m., Eastern time, on July 24, 2023. Shareholders of the Funds will be asked to vote to elect four (4) director-nominees, and any other business that may come before the Meeting. The Boards of Directors of the Funds have unanimously recommended that you elect each director-nominee.

This Notice presents only an overview of the proxy materials. To review the proxy materials (including the proxy statement and notice of shareholder meeting) and vote your shares, go to vote.proxyonline.com/trowe/18900 and enter your voter control number found above. For details about the Meeting, or about how to cast your proxy vote at the Meeting, please see the enclosed proxy statement (also available at the URL below).

The proxy materials are also publicly available at: vote.proxyonline.com/trowe/docs/2023jointspecialmeeting.pdf

Please review the proxy materials and vote your shares. Thank you in advance for your participation and for your investment.

QUESTIONS? Please read the proxy materials carefully and vote your shares. If you have any questions about this notice, the proxy materials, or how to attend the virtual Meeting, please call (800) 434-3719 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

REQUEST FOR PROXY MATERIALS AND OTHER DOCUMENTS

If you would like to receive a paper or e-mail copy of the proxy statement, each fund’s most recent annual report, and the proxy card, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. Please be sure to request your copy on or before July 17, 2023, to allow for timely delivery. If you do not request a paper or e-mail copy of these documents, you will not otherwise receive one.

You may also elect to receive all future proxy materials from the T. Rowe Price Funds via the U.S. Postal Service or e-mail.

Request By Internet

Go to vote.proxyonline.com/trowe/18900 and enter the voter control number found on the upper right of the reverse side of this notice or use the QR code on the reverse side to be automatically logged in on a smart phone. Once you have logged in, you may request a copy of the proxy materials to be sent to your e-mail address or to your physical address associated with your account.

Each fund’s most recent annual report is available at troweprice.com/prospectus

Request By Phone

You can request either an electronic copy or hardcopy of the proxy materials by calling (800) 434-3719 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time and referencing the voter control number found in the box on the upper right of the reverse side of this notice.

Request by Email

To request a copy of the proxy materials, please send an e-mail with your voter control number in the subject line to one of the addresses noted below:

To receive a physical copy by mail: trppaperproxy@equiniti.com

For an electronic copy: trpemailproxy@equiniti.com

(“equiniti” is a proxy services provider to the Funds)

To elect to receive all future proxy materials from the Funds via the referenced delivery method, please type “Permanent Request” in the body of the e-mail.

Dear Shareholder,

We have scheduled a Joint Special Meeting for Shareholders of all mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. to be held at 12:15 p.m., Eastern time, on July 24, 2023 by means of a live webcast. The Funds’ Boards of Directors has sent you this notice to ask for your vote on the proposal to elect four (4) directors-nominees for each Fund who have not been previously elected by shareholders.

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and cast your proxy vote today!

HOW TO VOTE:

To be automatically logged in to vote online, please click on the link below and follow the on-screen instructions.

TO VIEW THE PROXY STATEMENT AND VOTE YOUR SHARES CLICK HERE

For Reference:

• To vote with a live agent or for questions, call (800) 434-3719 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

• To vote through the Internet, enter your Control Number at https://vote.proxyonline.com/TRowe/18900 and follow the on-screen instructions.

• To vote by touchtone telephone, call 888-227-9349, and follow the recorded instructions.

YOUR CONTROL NUMBER IS:

(Control Number Here)

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at https://get.adobe.com/reader/ Downloading time may vary. To request a paper copy of Proxy Materials relating to this proxy, please call (800) 434-3719. There is no charge to you for requesting a paper copy. Please make your request for a copy on or before July 10, 2023 to facilitate timely delivery of the materials.

Thank you for choosing eDelivery. We look forward to serving your investment needs in years to come.

Best regards,
T. Rowe Price Associates, Inc.

Sincerely,

Visit troweprice.com to get more information about T. Rowe Price funds.

Robert W. Sharps

Chief Executive Officer, T. Rowe Price Group, Inc.

T.RowePrice

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:

Voter ID: 12345678910 Security ID: 123456K19

Household ID: 123456789

VOTER CONTROL NUMBER:

1234 5678 9101 1234

VOTE REGISTERED TO:

SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE

THIS DOTTED BOX FOR TYPSETTING PURPOSES ONLY
THIS BOX IS NOT PRINTED ON ACTUAL PROXY BALLOTS. IT IDENTIFIES THE LOCATION OF THE WINDOW ON THE 6X9 OUTBOUND ENVELOPES.

YOUR VOTE IS IMPORTANT.

PLEASE CAST YOUR PROXY VOTE TODAY!

Easy Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com/trowe/18900

BY PHONE:

Dial the number below to reach an automated touch-tone voting line. You will need to enter your **VOTER CONTROL NUMBER**.

(888) 227-9349

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2023

All mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc.

[FUND NAME PRINTED HERE]

The undersigned, revoking all Proxies heretofore given, hereby appoints Fran Pollack-Matz and David Oestreicher as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above listed Fund(s) that the undersigned is entitled to vote at the joint special meeting of shareholders, and at any adjournment(s) thereof, to be held at 12:15 p.m., Eastern time, on July 24, 2023 by means of a live webcast, as fully as the undersigned would be entitled to vote if personally present. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the Joint Proxy Statement.

To attend the live webcast of the Joint Special Meeting on July 24, 2023 at 12:15 pm E.T please follow the URL: vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf You will be asked to enter your name and your email address. For details about the Meeting, or about how to cast your proxy vote at the Meeting, please see the enclosed proxy statement (also available at the URL below).

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on July 24, 2023. The proxy statement and the accompanying notice of joint special meeting of shareholders for this meeting are available at: https://vote.proxyonline.com/trowe/docs/2023jointspecialmeeting.pdf

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the joint special meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE T. ROWE PRICE FUNDS’ BOARDS OF DIRECTORS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE YOUR SHARES FOR ALL T. ROWE PRICE FUNDS INDICATED ABOVE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
1.	Elect four (4) director-nominees for each Fund
1.1	Melody Bianchetto	○	○
1.2	Mark J. Parrell	○	○
1.3	Eric L. Veiel	○	○
1.4	Kellye L. Walker	○	○

THANK YOU FOR VOTING

T.Rowe Price

PROXY CARD

MEETING AGENDA on the Reverse Side

VOTER PROFILE:

Voter ID: 12345678910 Security ID: 123456K19

Household ID: 123456789

VOTER CONTROL NUMBER:

1234 5678 9101 1234

VOTE REGISTERED TO:

SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE
SHAREHOLDER'S REGISTRATION PRINTED HERE

THIS DOTTED BOX FOR TYPESETTING PURPOSES ONLY

THIS BOX IS NOT PRINTED ON ACTUAL PROXY BALLOTS. IT IDENTIFIES THE LOCATION OF THE WINDOW ON THE 6X9 OUTBOUND ENVELOPES.

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR PROXY VOTE

Easy Voting Options:

BY INTERNET:

Go to the website below and enter your **VOTER CONTROL NUMBER** or simply scan the QR code with a smart phone.

vote.proxyonline.com/trowe/18900

BY PHONE:

Dial the number below to reach an automated touch-tone voting line. You will need to enter your **VOTER CONTROL NUMBER**.

(888) 227-9349

BY MAIL:

Complete the reverse side of this proxy card and return in the **postage-paid envelope provided**.

USPS Postage-Paid

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2023

All mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc.

The undersigned, revoking all Proxies heretofore given, hereby appoints Fran Pollack-Matz and David Oestreicher as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above listed Fund(s) that the undersigned is entitled to vote at the joint special meeting of shareholders, and at any adjournment(s) thereof, to be held at 12:15 p.m., Eastern time, on July 24, 2023 by means of a live webcast, as fully as the undersigned would be entitled to vote if personally present. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the Joint Proxy Statement.

To attend the live webcast of the Joint Special Meeting on July 24, 2023 at 12:15 pm E.T please follow the URL: vote.proxyonline.com/trowe/docs/2023virtualmeetinginformation.pdf You will be asked to enter your name and your email address. For details about the Meeting, or about how to cast your proxy vote at the Meeting, please see the enclosed proxy statement (also available at the URL below).

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on July 24, 2023. The proxy statement and the accompanying notice of joint special meeting of shareholders for this meeting are available at: vote.proxyonline.com/trowe/docs/2023jointspecialmeeting.pdf

MAIL ID:      BARCODE     CUSIP:

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the joint special meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE T. ROWE PRICE FUNDS’ BOARDS OF DIRECTORS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE YOUR SHARES FOR ALL T. ROWE PRICE FUNDS INDICATED ABOVE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL 1: Elect four (4) director-nominees for each Fund

THANK YOU FOR VOTING

MAIL ID:      BARCODE     CUSIP: